    As filed with the Securities and Exchange Commission on August 31, 2017
                                                            File No.

================================================================================

                                 United States
                      Securities and Exchange Commission
                            Washington, D.C. 20549

                               -----------------

                                   FORM N-14
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                       Pre-Effective Amendment No.
                       Post-Effective Amendment No.
                       (Check appropriate box or boxes)

                               -----------------

                            PIONEER SERIES TRUST V
              (Exact Name of Registrant as Specified in Charter)

                               -----------------

                                (617) 742-7825
                       (Area Code and Telephone Number)

                 60 State Street, Boston, Massachusetts 02109
(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

                               -----------------

                                Terrence Cullen
                     Amundi Pioneer Asset Management, Inc.
                                60 State Street
                          Boston, Massachusetts 02109
                    (Name and Address of Agent for Service)

                               -----------------

                       Copies to: Roger P. Joseph, Esq.
                          Morgan, Lewis & Bockius LLP
                              One Federal Street
                          Boston, Massachusetts 02110

                               -----------------

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

Calculation of Registration Fee under the Securities Act of 1933: No filing fee is due because of reliance on Section 24(f) of the Investment Company Act of 1940, which permits registration of an indefinite number of securities.

Title of Securities Being Registered: Shares of beneficial interest of Pioneer Global Equity Fund, a series of the Registrant.

It is proposed that this filing will become effective on September 30, 2017, pursuant to Rule 488 under the Securities Act of 1933, as amended.

================================================================================

                         COMBINED INFORMATION STATEMENT

                                       OF

                         PIONEER EMERGING MARKETS FUND

                                      AND

                                 PROSPECTUS FOR

                           PIONEER GLOBAL EQUITY FUND
           (each, a "Pioneer Fund" and together, the "Pioneer Funds")

           The address and telephone number of each Pioneer Fund is:

                                60 State Street
                          Boston, Massachusetts 02109
                                 1-800-225-6292

To the Shareholders of Pioneer Emerging Markets Fund:

     The Board of Trustees of your fund has approved the reorganization of your fund (the "Acquired Fund") with Pioneer Global Equity Fund (the "Acquiring Fund") after considering the recommendation of Amundi Pioneer Asset Management, Inc., the investment manager to your fund and concluding that the reorganization would be in the best interests of your fund.

     Following is a brief description of certain aspects of the Reorganization:

      o Your fund and the Acquiring Fund have a similar investment objective.

      o Both funds invest in international equity securities, but there are differences in the funds' investment strategies. Your fund invests primarily in securities of issuers located in emerging markets. The Acquiring Fund invests in securities of issuers located throughout the world, including issuers located in international developed markets and the United States, in addition to issuers located in emerging markets.

      o The combined fund will pay a lower management fee rate than the management fee rate paid by your fund.

      o The expense ratio of each class of shares of the combined fund is expected to be lower than the expense ratio of the corresponding class of shares of your fund.

      o The historical performance of the Acquiring Fund was generally higher than the historical performance of your fund.

      o Your fund has not achieved a sufficient size to allow for more efficient operations and is not likely to do so in the future. The combined fund may be better positioned to attract assets than your fund. The larger asset size of the combined fund may allow it, relative to your fund, to reduce per share expenses as fixed expenses will be shared over a larger asset base.

      o Upon completion of the Reorganization, you will hold shares of the corresponding class of the Acquiring Fund with the same aggregate net asset value as your holdings of shares of each class of the Acquired Fund immediately prior to the Reorganization.

      o The transaction is expected to be treated as a "reorganization" under Section 368(a) of the Internal Revenue Code of 1986, as amended, and shareholders therefore are not expected to recognize any taxable gain or loss on the exchange of their Acquired Fund shares for shares of the Acquiring Fund.


     The Reorganization is expected to occur on or about November 17, 2017. No commission, redemption fee or other transactional fee will be charged as a result of the Reorganization.

     The Reorganization does not require shareholder approval, and you are not being asked to vote. We do, however, ask that you review the enclosed information statement/prospectus, which contains information about the Acquiring Fund, outlines the differences between your fund and the Acquiring Fund, and provides details about the terms and conditions of the reorganization.

     The Board of Trustees of your fund has unanimously approved your fund's reorganization and believes the reorganization is in the best interests of your fund.

     If you have any questions, please call 1-800-225-6292.

                          Sincerely,

                          Christopher J. Kelley
                          Secretary

Boston, Massachusetts
__________, 2017

                         COMBINED INFORMATION STATEMENT

                                       OF

                         PIONEER EMERGING MARKETS FUND

                                      AND

                                 PROSPECTUS FOR

                           PIONEER GLOBAL EQUITY FUND
           (each, a "Pioneer Fund" and together, the "Pioneer Funds")

           The address and telephone number of the Pioneer Funds is:

                                60 State Street
                          Boston, Massachusetts 02109
                                 1-800-225-6292

     Shares of the Pioneer Funds have not been approved or disapproved by the Securities and Exchange Commission (the "SEC"). The SEC has not passed on upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

     An investment in either Pioneer Fund (each sometimes referred to herein as a "fund") is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     This Information Statement/Prospectus concisely sets forth information that an investor needs to know before investing. Please read this Information Statement/Prospectus carefully before investing and keep it for future reference.

                                TABLE OF CONTENTS
                                                                                              Page
                                                                                              -----
INTRODUCTION                                                                                      3
REORGANIZATION OF PIONEER EMERGING MARKETS FUND WITH PIONEER GLOBAL EQUITY FUND ...........       6
OTHER IMPORTANT INFORMATION REGARDING THE REORGANIZATION ..................................      25
TERMS OF THE AGREEMENT AND PLAN OF REORGANIZATION .........................................      27
TAX STATUS OF THE REORGANIZATION ..........................................................      28
ADDITIONAL INFORMATION ABOUT THE PIONEER FUNDS ............................................      34
FINANCIAL HIGHLIGHTS ......................................................................      55
OWNERSHIP OF SHARES OF THE PIONEER FUNDS ..................................................      61
EXPERTS ...................................................................................      61
AVAILABLE INFORMATION .....................................................................      62
EXHIBIT A -- FORM OF AGREEMENT AND PLAN OF REORGANIZATION -- PIONEER EMERGING MARKETS
     FUND -- PIONEER GLOBAL EQUITY FUND ...................................................    A--1

INTRODUCTION

     This combined information statement/prospectus, dated [______________], 2017 (the "Information Statement/Prospectus"), is being furnished to shareholders of Pioneer Emerging Markets Fund (the "Acquired Fund") in connection with the reorganization of the fund with Pioneer Global Equity Fund (the "Acquiring Fund"). Following the completion of the reorganization, you will be a shareholder in a fund that has the same investment adviser as your fund, similar investment objectives, and that has management fees that are lower than your fund's management fees. However, the combined fund will be larger in size. The reorganization does not require shareholder approval, and you are not being asked to vote.

     The Information Statement/Prospectus contains information you should know about the reorganization.

     A copy of the agreement and plan of reorganization that provides for the reorganization of your fund is attached to this Information
Statement/Prospectus as Exhibit A. Shareholders should read this entire Information Statement/Prospectus, including Exhibit A, carefully.

     The date of this Information Statement/Prospectus is [______________], 2017.

     For more complete information about each fund, please read the fund's prospectus and statement of additional information, as they may be amended and/or supplemented. Each fund's prospectus and statement of additional information has been filed with the SEC (http://www.sec.gov) and is available upon oral or written request and without charge. See "Where to Get More Information" below.

-------------------------------------------------------------------------------------------------------------------------------
Where to Get More Information
-------------------------------------------------------------------------------------------------------------------------------
Each fund's current summary prospectus, prospectus,       On file with the SEC (http://www.sec.gov) and available at no charge
statement of additional information, and any applicable   by calling our toll-free number: 1-800-225-6292. See
supplements.                                              "Available Information."
-------------------------------------------------------------------------------------------------------------------------------
Each fund's most recent annual and semi-annual            On file with the SEC (http://www.sec.gov) and available at no charge
reports to shareholders.                                  by calling our toll-free number: 1-800-225-6292. See "Available
                                                          Information."
-------------------------------------------------------------------------------------------------------------------------------
A statement of additional information for this            On file with the SEC (http://www.sec.gov) and available at no charge
Information Statement/Prospectus (the "SAI"),             by calling our toll-free number: 1-800-225-6292. This SAI is
dated [_________], 2017. It contains additional           incorporated by reference into this Information Statement/Prospectus.
information about the funds.                              See "Available Information."
-------------------------------------------------------------------------------------------------------------------------------
To ask questions about this Information                   Call our toll-free telephone number: 1-800-225-6292.
Statement/Prospectus.
-------------------------------------------------------------------------------------------------------------------------------

     The Acquired Fund's summary prospectus, prospectus and statement of additional information dated April 1, 2017, as supplemented, are incorporated by reference into this Information Statement/Prospectus.

Background to the Reorganization

     Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), your fund's investment adviser, recommended the reorganization of your fund with the Acquiring Fund (the "Reorganization") for a number of reasons, including:

      o Your fund and the Acquiring Fund have a similar investment objective of long-term capital growth.

      o Both funds invest in international equity securities. Your fund invests primarily in securities of issuers located in emerging markets. The Acquiring Fund invests in securities of issuers located throughout the world, including issuers located in international developed markets and the United States, in addition to issuers located in emerging markets.

      o The combined fund will pay a lower management fee rate than the management fee rate paid by your fund.

      o The expense ratio of each class of shares of the combined fund is expected to be lower than the expense ratio of the corresponding class of shares of your fund.

      o The historical performance of the Acquiring Fund was generally higher than the historical performance of your fund.

      o Your fund has not achieved a sufficient size to allow for more efficient operations and is not likely to do so in the future. The combined fund may be better positioned to attract assets than your fund. The larger asset size of the combined fund may allow it, relative to your fund, to reduce per share expenses as fixed expenses will be shared over a larger asset base.


     At a meeting held on July 11, 2017, the Board of Trustees of the funds unanimously approved the Reorganization of your fund. The Reorganization of your fund is not subject to approval by the shareholders of your fund.

How will the Reorganization work?

      o The Reorganization is scheduled to occur on or about November 17, 2017, but may occur on such later date as the parties may agree in writing (the "Closing Date").

      o Your fund will transfer all of its assets to the Acquiring Fund, and the Acquiring Fund will assume all of the Acquired Fund's liabilities.

      o The Acquiring Fund will issue Class A, Class C, Class R and Class Y shares to your fund with an aggregate net asset value equal to the aggregate net asset value of your fund's Class A, Class C, Class R and Class Y shares, respectively.

      o Shares of the Acquiring Fund will be distributed to you on a class-by-class basis in proportion to the relative net asset value of your holdings of shares of each class of the Acquired Fund on the Closing Date. Therefore, upon completion of the Reorganization, you will hold shares of each class of the Acquiring Fund corresponding to a class of the Acquired Fund held by you with the same aggregate net asset value as your holdings of shares of that class of the Acquired Fund immediately prior to the Reorganization. The net asset value attributable to a class of shares of each fund will be determined using the Pioneer Funds' valuation policies and procedures. Each fund's valuation policy and procedures are identical.

      o No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganization. After the Reorganization, any contingent deferred sales charge that applied to your Class A or Class C shares of the Acquired Fund at the time of the Reorganization will continue to apply for the remainder of the applicable holding period at the time of the Reorganization. In calculating any applicable contingent deferred sales charge, the period during which you held your shares will be included in the holding period of the shares you receive as a result of the Reorganization.

      o The Reorganization generally is not expected to result in gain or loss being recognized for federal income tax purposes by either fund or by the shareholders of either fund.

      o In approving the Reorganization, the Board of Trustees of each fund, including all of the Trustees who are not "interested" persons (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Pioneer Funds, Amundi Pioneer, or Amundi Pioneer Distributor, Inc., the Pioneer Funds' principal underwriter and distributor ("Amundi Pioneer Distributor") (the "Independent Trustees"), has determined that the Reorganization is in the best interest of each fund and will not dilute the interests of shareholders. The Trustees have made this determination based on factors that are discussed below.

      o Shareholders of the Acquired Fund who determine that they do not wish to become shareholders of the Acquiring Fund may (a) redeem their shares of the Acquired Fund prior to the Closing Date or (b) exchange their shares of the Acquired Fund prior to the Closing Date for shares of another Pioneer fund by contacting Amundi Pioneer or their investment professional or financial intermediary. Any contingent deferred sales charge that applies to your Class A or Class C shares will be waived in connection with a redemption of your shares of the Acquired Fund prior to the Closing Date. Please note that a redemption or an exchange of shares of the Acquired Fund will be a taxable event and a shareholder may recognize a gain or loss for federal income tax purposes in connection with that transaction.


     In addition to the Class A, Class C, Class R and Class Y shares to be issued in the Reorganization, the Acquiring Fund also offers other classes of shares. This Information Statement/Prospectus relates only to the Class A, Class C, Class R and Class Y shares to be issued in the Reorganization.

What was the basis of the Trustees' determination that the Reorganization was in the best interests of your fund?

     The Board of Trustees believes that reorganizing your fund with the Acquiring Fund offers you a number of potential benefits. These potential benefits and considerations include:

      o Your fund and the Acquiring Fund have a similar investment objective of long-term capital growth

      o Both funds invest in international equity securities. Your fund invests primarily in securities of issuers located in emerging markets. The Acquiring Fund invests in securities of issuers located throughout the world, including issuers located in international developed markets and the United States, in addition to issuers located in emerging markets.

      o The combined fund will pay a lower management fee rate than the management fee rate paid by your fund.

      o The expense ratio of each class of shares of the combined fund is expected to be lower than the expense ratio of the corresponding class of shares of your fund.

      o The historical performance of the Acquiring Fund was generally higher than the historical performance of your fund.

      o Your fund has not achieved a sufficient size to allow for more efficient operations and is not likely to do so in the future. The combined fund may be better positioned to attract assets than your fund. The larger asset size of the combined fund may allow it, relative to your fund, to reduce per share expenses as fixed expenses will be shared over a larger asset base.


What are the federal income tax consequences of the Reorganization?

     As a condition to the closing of the Reorganization, the funds must receive an opinion of Morgan, Lewis & Bockius LLP to the effect that the Reorganization will constitute a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). Accordingly, subject to the limited exceptions described below under the heading "Tax Status of the Reorganization," it is expected that neither you nor your fund will recognize gain or loss as a direct result of the Reorganization, and that the aggregate tax basis of the shares of each class that you receive in the Reorganization will be the same as the aggregate tax basis of the shares of the corresponding class that you surrender in the Reorganization. In addition, your holding period for the shares of each class you receive in the Reorganization will include the holding period of the shares of the corresponding class that you surrender in the Reorganization, provided that you held those shares as capital assets on the date of the Reorganization. However, in accordance with the Pioneer Funds' policy that each Pioneer Fund distributes its investment company taxable income (computed without regard to the dividends-paid deduction), net tax-exempt income and net capital gains for each taxable year (in order to qualify for tax treatment as a regulated investment company and avoid federal income and excise tax thereon at the fund level), your fund will declare and pay a distribution of such income and gains to its shareholders shortly before the Reorganization. Such distribution may affect the amount, timing or character of taxable income that you realize in respect of your fund shares. For more information, see "Tax Status of the Reorganization" on page 28 of the Information Statement/Prospectus. The Pioneer Fund with which the Acquired Fund is being reorganized may make a comparable distribution to its shareholders shortly before the Reorganization. Additionally, following the Reorganization, the Acquiring Fund will continue to make distributions according to its regular distribution schedule. You will generally need to pay tax on those distributions even though they may include income and gains that were accrued and/or realized before you became a shareholder of the Acquiring Fund.

Who bears the expenses associated with the Reorganization?

     Each fund will bear approximately 25% of the expenses incurred in connection with the Reorganization, including expenses associated with the preparation, printing and mailing of any shareholder communications (including this Information Statement/Prospectus), any filings with the SEC and other governmental agencies in connection with the Reorganization, audit fees and legal fees ("Reorganization Costs"). Amundi Pioneer will bear the remaining 50% of the Reorganization Costs. It is estimated that these expenses in the aggregate will be approximately $125,000, of which each fund will bear approximately $31,250.

   REORGANIZATION OF PIONEER EMERGING MARKETS FUND WITH PIONEER GLOBAL EQUITY
                                      FUND

SUMMARY

     The following is a summary of more complete information appearing later in this Information Statement/Prospectus or incorporated herein. You should read carefully the entire Information Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as Exhibit A, because it contains details that are not in the summary.

     The Board of Trustees of your fund has approved the Reorganization of your fund with the Acquiring Fund. Each fund is managed by Amundi Pioneer and has similar investment policies, but there are certain differences between the funds, including:

      o Your fund normally invests at least 80% of its total assets in the securities of emerging market corporate and government issuers. In contrast, the Acquiring Fund normally invests at least 80% of its net assets in equity securities of issuers located through the world. Securities of emerging markets corporate and government issuers represent approximately 8% of the Acquiring Fund's total assets as of July 31, 2017.

      o Your fund may invest up to 20% of its total assets in securities of issuers in any developed country (other than the United States). In contrast, the Acquiring Fund may invest without limit in both international developed and emerging markets.

      o Your fund does not invest in securities of issuers located in the United States, whereas the Acquiring Fund normally invests significantly in the securities of issuers located in the United States. Securities of issuers located in the United States represented approximately 49% of the Acquiring Fund's total assets as of July 31, 2017.

      o Your fund may invest in debt securities subject to its policy to invest at least 80% of its total assets in the securities of emerging market corporate and government issuers, whereas the Acquiring Fund may invest up to 20% of its total assets in debt securities. However, both funds normally emphasize equity securities in their portfolio. As of July 31, 2017, debt securities represented less than 1% of your fund's total assets and approximately 2% of the Acquiring Fund's total assets.

     The tables below compare certain features of your fund to the features of the Acquiring Fund that will be in effect upon completion of the Reorganization. In the table below, if a row extends across the entire table, the policy disclosed applies to both your fund and the Acquiring Fund.

                    Comparison of Acquired Fund and the Acquiring Fund

             Pioneer Emerging Markets Fund                              Pioneer Global Equity Fund
             (the Acquired Fund)                                        (the Acquiring Fund)
------------------------------------------------------------------------------------------------------------------------------
Investment   Long-term growth of capital                                Long-term capital growth.
objective
------------------------------------------------------------------------------------------------------------------------------
             The fund's investment objective may be changed             The fund's investment objective may be changed
             without shareholder approval. The fund will provide        without shareholder approval. The fund will provide
             at least 30 days' notice prior to implementing any         at least 30 days' notice prior to implementing any
             change to its investment objective.                        change to its investment objective.
------------------------------------------------------------------------------------------------------------------------------
Principal    The fund invests primarily in securities of emerging       Normally, the fund invests at least 80% of its net
investment   market issuers. Although the fund invests in both          assets (plus the amount of borrowings, if any, for
strategies   equity and debt securities, it normally emphasizes         investment purposes) in equity securities of issuers
             equity securities in its portfolio. Normally, the fund     located throughout the world. Derivative instruments
             invests at least 80% of its total assets in the            that provide exposure to such securities or have
             securities of emerging market corporate and                similar economic characteristics may be used to
             government issuers.                                        satisfy the fund's 80% policy.

             The fund considers emerging market issuers to              The fund's principal focus is on companies that
             include: issuers organized under the laws of an            exhibit solid fundamental characteristics and are
             emerging market country, issuers with a principal          underappreciated by the market. The fund may
             office in an emerging market country, issuers that         invest in securities of any market capitalization, and
             derive at least 50% of their gross revenues or profits     in securities in any industry or market sector.
             from goods or services produced in emerging
             markets or sales made in emerging markets, and             The fund may invest in both developed and
             emerging market governmental issuers.                      emerging markets without limit. Normally, the fund
                                                                        invests at least 40% of its net assets in issuers
             The fund will provide written notice to shareholders       located outside of the United States, or derivatives
             at least 60 days prior to any change to its policy to      that provide similar exposure or have similar
             invest at least 80% of its assets in securities of         economic characteristics. This 40% minimum
             emerging market issuers.                                   investment amount may be reduced to 30% if
                                                                        market conditions for these investments or in
             The fund invests in at least six emerging markets.         specific foreign markets are deemed unfavorable.
             The fund considers any market that is not developed
             to be an emerging market. Emerging markets                 The fund will provide written notice to shareholders
             generally will include, but not be limited to,             at least 60 days prior to any change to its policy to
             countries included in the Morgan Stanley Capital           invest at least 80% of its assets in equity securities
             International (MSCI) Emerging & Frontier Markets           as described above.
             Index. The fund's investments will not be confined to
             securities issued by companies included in the
             index. At the investment adviser's discretion, the
             fund may invest in other emerging markets.
             Generally, the fund does not allocate more than 25%
             of its total assets to any one country. The fund may
             invest more than 25% of its total assets in a
             particular region.

             The fund may invest up to 20% of its total assets in
             securities of issuers in any developed country (other
             than the U.S.).
           -------------------------------------------------------------------------------------------------------------------
             For purposes of the fund's investment policies,            For purposes of the fund's investment policies,
             equity securities include common stocks and                equity securities include common stocks and other
             securities with common stock characteristics, such         equity instruments, such as exchange-traded funds
             as exchange-traded funds (ETFs) that invest                (ETFs) that invest primarily in equity securities,
             primarily in equity securities, equity interests in real   depositary receipts, warrants, rights and preferred
             estate investment trusts (REITs), preferred stocks,        stocks.
             depositary receipts, warrants and rights.

Pioneer Emerging Markets Fund                               Pioneer Global Equity Fund
(the Acquired Fund)                                         (the Acquiring Fund)
--------------------------------------------------------------------------------------------------------------------
The fund may consider an ETF as an emerging                 The fund may consider an ETF as an equity security
market issuer for purposes of satisfying the fund's         of issuers located throughout the world for
80% policy if the ETF invests at least 80% of its net       purposes of satisfying the fund's 80% policy if the
assets in emerging market issuers.                          ETF invests at least 80% of its net assets in the
                                                            equity securities of issuers located throughout the
The fund may invest in initial public offerings of          world.
equity securities.
                                                            The fund may purchase and sell forward foreign
The fund may purchase and sell forward foreign              currency exchange contracts in non-U.S. currencies
currency exchange contracts in non-U.S. currencies          in connection with its investments, including as a
in connection with its investments, including as a          means of managing relative currency and country
means of managing relative currency and country             exposure.
exposure.
                                                            The fund may invest up to 20% of its total assets in
The fund may invest in debt securities subject to its       debt securities, cash and cash equivalents. The debt
policy to invest at least 80% of its total assets in the    securities may be issued by U.S. or non-U.S.
securities of emerging market corporate and                 corporate and government issuers. Generally the
government issuers. The fund normally emphasizes            fund acquires debt securities that are investment
equity securities in its portfolio.                         grade, but the fund may invest up to 5% of its net
                                                            assets in below investment grade debt securities
The fund may invest in debt securities of any quality       (known as "junk bonds"), including below
or maturity. The fund may not invest more than 10%          investment grade convertible debt securities.
of its net assets in debt securities rated below
investment grade (known as "junk bonds"),                   The fund invests in debt securities when Amundi
including below investment grade convertible debt,          Pioneer believes they are consistent with the fund's
or in unrated securities of comparable quality,             investment objective of long-term capital growth or
including securities of issuers in default. The fund        for greater liquidity.
may invest in Brady bonds, which are restructured
debt of governmental issuers of emerging market             The fund integrates a top-down view of the global
countries.                                                  macro-economic landscape with fundamental,
                                                            bottom up, equity analysis. The investment process
The fund invests in debt securities when the adviser        combines the skill of Amundi Pioneer's
believes they are consistent with the fund's                macroeconomic analyst and fundamental equity
investment objective of long-term growth of capital,        research teams in a rigorous risk adjusted portfolio
to diversify the portfolio or for greater liquidity.        construction process. The fund seeks to invest in
                                                            those issuers that have above average potential for
The fund also may hold cash or other short-term             sales and earnings growth that are also trading at
instruments.                                                attractive market valuations. In selecting stocks,
                                                            Amundi Pioneer employs fundamental research and
Amundi Pioneer Asset Management, Inc. (Amundi               an evaluation of the issuer based on its financial
Pioneer), the fund's investment adviser, uses a value       statements and operations. Amundi Pioneer relies
approach to select the fund's investments. Using            on the knowledge, experience and judgment of its
this investment style, Amundi Pioneer seeks to              staff and the staff of its affiliates who have access to
identify securities that are selling at reasonable          a wide variety of research. Amundi Pioneer focuses
prices or substantial discounts to their underlying         on the quality and valuation of issuers and
values. and then generally holds these securities           securities. Factors Amundi Pioneer looks for in
until the market values reflect their intrinsic values.     selecting investments include:
Amundi Pioneer evaluates a security's potential
value, including the attractiveness of its market           o Market leadership in a company's primary
valuation, based on the company's assets and                  products or services that is a sustainable
prospects for long-term revenue, earnings and cash            competitive advantage
flow growth. In making that assessment, Amundi
Pioneer employs qualitative analysis, quantitative          o Favorable expected returns relative to perceived
techniques, fundamental research and an evaluation            risk
of the issuer based on its financial statements and
operations. In addition to analyzing specific               o Underpriced potential for sales, earnings and cash
securities, Amundi Pioneer determines the relative            flow growth
attractiveness of investing in different emerging
markets. In assessing the investment potential of           o Strong fundamentals, such as increasing or
each country, Amundi Pioneer considers economic               sustainable demand and barriers to entry
growth prospects, monetary conditions, political
risks, currency risk, capital flows and other factors.      o Low market valuations relative to earnings
Amundi Pioneer relies on the knowledge, experience            forecast, book value, cash flow and sales
and judgment of its staff and the staff of its affiliates
who have access to a wide variety of research.              o Growing dividends
Amundi Pioneer focuses on the quality and price of
individual issuers and securities, not on market-           o High unlevered return on equity (ROE)
timing strategies. Factors Amundi Pioneer looks for
in selecting investments include:








                  Pioneer Emerging Markets Fund                         Pioneer Global Equity Fund
                  (the Acquired Fund)                                   (the Acquiring Fund)
------------------------------------------------------------------------------------------------------------------------------
                  o Issuers in countries expected to have economic      Amundi Pioneer generally sells a portfolio security
                    and market environments that will be positive       when it believes that the issuer no longer offers the
                                                                        potential for above average earnings and sales
                  o Favorable expected returns relative to perceived    growth. The adviser makes that determination based
                    risk                                                upon the same criteria it uses to select portfolio
                                                                        securities.
                  o Companies expected to benefit from long-term
                    trends in the economy                               The fund's investment strategies and policies may
                                                                        be changed from time to time without shareholder
                  o Low market valuations relative to expected          approval, unless specifically stated otherwise in this
                    earnings, assets, cash flow and revenues            prospectus or in the statement of additional
                                                                        information.
                  o Turnaround potential for companies that have been
                    through difficult periods

                  o Management with demonstrated ability and
                    commitment to the company

                  o Issuer's industry has strong fundamentals, such as
                    increasing or sustainable demand and barriers to entry

                  Amundi Pioneer generally sells a portfolio security when it believes that the security's market value reflects its intrinsic value. Amundi Pioneer makes that determination based upon the same criteria it uses to select portfolio securities.

                  The fund's investment strategies and policies may
                  be changed from time to time without shareholder
                  approval, unless specifically stated otherwise in the
                  fund's prospectus or in the fund's statement of
                  additional information.
------------------------------------------------------------------------------------------------------------------------------
                  The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its
Portfolio         portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher
Turnover          taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance.
------------------------------------------------------------------------------------------------------------------------------
                  During the most recent fiscal year, the fund's        During the most recent fiscal year, the fund's
                  portfolio turnover rate was 92% of the average value  portfolio turnover rate was 88% of the average value
                  of its portfolio.                                     of its portfolio.
------------------------------------------------------------------------------------------------------------------------------
Investment        Amundi Pioneer Asset Management, Inc.
Adviser
------------------------------------------------------------------------------------------------------------------------------
Portfolio         Mauro Ratto, Head of Emerging Markets and             Marco Pirondini, Head of Equities U.S. of Amundi
Management        Director at Amundi Pioneer (portfolio manager of      Pioneer (portfolio manager of the fund since 2010),
                  the fund since 2013); Marco Mencini, Head of          and David Glazer, Senior Vice President of Amundi
                  Equities -- Emerging Markets and Senior Vice          Pioneer (portfolio manager of the fund since
                  President at Amundi Pioneer (portfolio manager of     December 2012).
                  the fund since 2013); and Andrea Salvatori, Head of
                  Global Emerging Markets & Latin American Equities
                  and Senior Vice President at Amundi Pioneer
                  (portfolio manager of the fund since 2013).
------------------------------------------------------------------------------------------------------------------------------
Fiscal Year End   November 30                                           August 31
------------------------------------------------------------------------------------------------------------------------------
Business          A diversified series of Pioneer Emerging Markets      A diversified series of Pioneer Series Trust V, an
                  Fund, an open-end management investment               open-end management investment company
                  company organized as a Delaware statutory trust.      organized as a Delaware statutory trust.
------------------------------------------------------------------------------------------------------------------------------
Net assets        $117.9 million                                        $168.7 million
(as of 5/31/17)
(unaudited)

                                         PRINCIPAL INVESTMENTS

              Pioneer Emerging Markets Fund (the Acquired Fund)        Pioneer Global Equity Fund (the Acquiring Fund)
-------------------------------------------------------------------------------------------------------------------------------
Non-U.S.      Normally, the fund invests at least 80% of its total     The fund may invest in securities of non-U.S.
investments   assets in the securities of emerging market corporate    issuers, including securities of emerging
              and government issuers. The fund may invest up to        markets issuers.
              20% of its total assets in securities of issuers in any
              developed country (other than the U.S.).
              -----------------------------------------------------------------------------------------------------------------
              Non-U.S. issuers are issuers that are organized and have their principal offices outside of the United States.
              Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union. The fund considers emerging market issuers to include issuers organized under the laws of an emerging market country, issuers with a principal office in an emerging market country, issuers that derive at least 50% of their gross revenues or profits from goods or services produced in emerging markets or sales made in emerging markets, and emerging market governmental issuers.
-------------------------------------------------------------------------------------------------------------------------------
Investments   REITs are companies that invest primarily in income      No stated policy. The fund may invest in REITs
in REITs      producing real estate or real estate related loans or    subject to its policy to invest at least 80% of its net
              interests. Some REITs invest directly in real estate     assets in equity securities of issuers located
              and derive their income from the collection of rents     throughout the world.
              and capital gains on the sale of proper ties. Other
              REITs invest primarily in mortgages, including
              "sub-prime" mortgages, secured by real estate and
              derive their income from collection of interest.
-------------------------------------------------------------------------------------------------------------------------------
Debt          The fund may invest in debt securities. Generally the fund may acquire debt securities that are investment
securities    grade, but the fund may invest in below investment grade debt securities (known as "junk bonds") including below investment grade convertible debt securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by the adviser.
              -----------------------------------------------------------------------------------------------------------------
              The fund may invest in debt securities rated "D" or
              better, or comparable unrated securities. Debt
              securities rated "D" are in default.
-------------------------------------------------------------------------------------------------------------------------------
Derivatives   The fund may, but is not required to, use futures and    The fund may, but is not required to, use futures and
              options on securities, indices and currencies, forward   options on securities, indices and currencies,
              foreign currency exchange contracts, stock index         forward foreign currency exchange contracts, futures
              futures, swaps and other derivatives.                    on equity-based volatility indices, swaps and
                                                                       other derivatives.
              -----------------------------------------------------------------------------------------------------------------
              A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The fund may use derivatives for a variety of purposes, including:

                 o In an attempt to hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates

                 o As a substitute for purchasing or selling securities

                 o To attempt to increase the fund's return as a non-hedging strategy that may be considered speculative

                 o To manage portfolio characteristics (for example, the fund's currency exposure and exposure to various market segments)

                 o As a cash flow management technique

              The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.
              -----------------------------------------------------------------------------------------------------------------
              The fund may invest in forward foreign currency exchange contracts. Forward foreign currency exchange contracts involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date.

              The fund may invest in equity-linked notes, which are hybrid derivative instruments that are specially designed to combine the characteristics of one or more reference securities (usually a single stock, a stock index or a basket of stocks) and a related equity derivative, such as a put or call option, in a single note form.
              -----------------------------------------------------------------------------------------------------------------

                                                PRINCIPAL INVESTMENTS

                    Pioneer Emerging Markets Fund (the Acquired Fund)    Pioneer Global Equity Fund (the Acquiring Fund)
------------------------------------------------------------------------------------------------------------------------------------
Cash management     Normally, the fund invests substantially all of its assets to meet its investment objective. The fund may invest
and temporary       the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents,
investments         or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. The fund may adopt a defensive strategy when the adviser believes securities in which the fund normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions. During such periods, it may be more difficult for the fund to achieve its investment objective.
------------------------------------------------------------------------------------------------------------------------------------
Reverse repurchase  The fund may enter into reverse repurchase agreements pursuant to which the fund transfers securities to a
agreements and      counterparty in return for cash, and the fund agrees to repurchase the securities at a later date and for a
borrowing           higher price. Reverse repurchase agreements are treated as borrowings by the fund, are a form of leverage and may make the value of an investment in the fund more volatile and increase the risks of investing in the fund. The fund also may borrow money from banks or other lenders for temporary purposes. The fund may borrow up to 33 1/3% of its total assets. Entering into reverse repurchase agreements and other borrowing transactions may cause the fund to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.
------------------------------------------------------------------------------------------------------------------------------------
Short-term trading  The fund usually does not trade for short-term profits. The fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the fund's investment criteria. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.
------------------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks

      The following describe the common risks of investing in the Acquired Fund and the Acquiring Fund.

      You could lose money on your investment in the fund. As with any mutual fund, there is no guarantee that the fund will achieve its objectives.

      Market risk. The market prices of securities held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; measures to address U.S. federal and state budget deficits; downgrading of U.S. long-term sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks, have taken steps to support financial markets. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected. The fund may experience a substantial or complete loss on any individual security or derivative position.

      Risks of non-U.S. investments. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include:

      o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

      o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the adviser may not be able to sell the fund's securities at times, in amounts and at prices it considers reasonable

      o Adverse effect of currency exchange rates or controls on the value of the fund's investments, or its ability to convert non-U.S. currencies to U.S. dollars

      o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

      o Economic, political, regulatory and social developments may adversely affect the securities markets

      o It may be difficult for the fund to pursue claims or enforce judgments against a foreign bank, depository or issuer of a security, or any of their agents, in the courts of a foreign country

      o Withholding and other non-U.S. taxes may decrease the fund's return. The value of the fund's foreign investments also may be affected by U.S. tax considerations and restrictions in receiving investment proceeds from a foreign country

      o Some markets in which the fund may invest are located in parts of the world that have historically been prone to natural disasters that could result in a significant adverse impact on the economies of those countries and investments made in those countries

      o It is often more expensive for the fund to buy, sell and hold securities in certain foreign markets than in the United States

      o A governmental entity may delay, or refuse or be unable to pay, interest or principal on its sovereign debt due to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity's debt position in relation to the economy or the failure to put in place economic reforms

      o Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange

      o A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. In addition, voters in the United Kingdom have approved withdrawal from the EU. Other countries may seek to withdraw from the EU and/or abandon the euro, the common currency of the EU. These events could negatively affect the value and liquidity of the fund's investments, particularly in euro- denominated securities and derivative contracts, securities of issuers located in the EU or with significant exposure to EU issuers or countries

      Additional risks of investing in emerging markets include:

      o The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight can be less than in more developed markets

      o Emerging market countries may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation

      o The fund could experience a loss from settlement and custody practices in some emerging markets

      o The possibility that a counterparty may not complete a currency or securities transaction

      o Low trading volumes may result in a lack of liquidity and in extreme price volatility

      o Current and any future sanctions or other government actions against Russia could negatively impact the fund's investments in securities issued by Russian issuers or economically tied to Russian markets

      o China and other developing market Asia-Pacific countries may be subject to considerable degrees of economic, political and social instability

      Currency risk. Because the fund may invest in non-U.S. currencies, securities denominated in non-U.S. currencies, and other currency-related investments, the fund is subject to currency risk, meaning that the fund could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar or as a result of currency conversion costs. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

      Style risk. The adviser's investment style may fall out of favor with investors or produce results that underperform the overall equity market. For example, the fund's investments may not have the growth potential originally expected, or the prices of securities the adviser believes are undervalued may not appreciate as expected or may go down. Value stocks may fall out of favor with investors and underperform the overall equity market.

      Portfolio selection risk. The adviser's judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

      Small and mid-size companies risk. Compared to large companies, small- and mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.

      Risks of warrants and rights. Warrants and rights give the fund the right to buy stock. A warrant specifies the amount of underlying stock, the purchase (or "exercise") price, and the date the warrant expires. The fund has no obligation to exercise the warrant and buy the stock. A warrant has value only if the fund is able to exercise it or sell it before it expires. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

      The fund may purchase securities pursuant to the exercise of subscription rights, which allow an issuer's existing shareholders to purchase additional common stock at a price substantially below the market price of the shares. The failure to exercise subscription rights to purchase common stock would result in the dilution of the fund's interest in the issuing company. The market for such rights is not well developed and, accordingly, the fund may not always realize full value on the sale of rights.

      Preferred stocks risk. Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company's preferred stocks generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Thus, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects. The market value of preferred stocks generally decreases when interest rates rise. Preferred stocks of smaller companies may be more vulnerable to adverse developments than preferred stocks of larger companies.

      Risks of initial public offerings. Companies involved in initial public offerings (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. Information about the companies may be available for very limited periods. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. Further, stocks of newly-public companies may decline shortly after the IPO. There is no assurance that the fund will have access to IPOs. The purchase of IPO shares may involve high transaction costs. Because of the price volatility of IPO shares, the fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the portfolio and may lead to increased expenses to the fund, such as commissions and transaction costs. The market for IPO shares can be speculative and/or inactive for extended periods of time. There may be only a limited number of shares available for trading. The limited number of shares available for trading in some IPOs may also make it more difficult for the fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices.

      Risks of investment in other funds. Investing in other investment companies, including exchange-traded funds (ETFs), subjects the fund to the risks of investing in the underlying securities or assets held by those funds. When investing in another fund, the fund will bear a pro rata portion of the underlying fund's expenses, in addition to its own expenses. ETFs are bought and sold based on market prices and can trade at a premium or a discount to the ETF's net asset value.

      Debt securities risk. Factors that could contribute to a decline in the market value of debt securities in the fund include rising interest rates, if the issuer or other obligor of a security held by the fund fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default or are already in default and are considered speculative.

      Market segment risk. To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation, than a fund without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.

      Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are generally subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

      Industries in the consumer discretionary segment, such as consumer durables, hotels, restaurants, media, retailing and automobiles, may be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.

      Industries in the health care segment, such as health care supplies, health care services, biotechnology and pharmaceuticals, may be significantly affected by government regulation and reimbursement rates, approval of products by government agencies, and patent expirations and litigation.

      Industries in the consumer staples segment, such as food and drug retailing, beverages, food and tobacco products, household products and personal products, are subject to government regulation affecting ingredients and production methods. These industries also may be affected by competition, changes in consumer tastes and other factors affecting supply and demand, and litigation.

      Industries in the industrials segment, such as companies engaged in the production, distribution or service of products or equipment for manufacturing, agriculture, forestry, mining and construction, can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and governmental regulation and spending, import controls, commodity prices, and worldwide competition.

      Industries in the energy segment, such as those engaged in the development, production and distribution of energy resources, can be significantly affected by supply and demand both for their specific product or service and for energy products in general. The price of oil, gas and other consumable fuels, exploration and production spending, government regulation, world events and economic conditions likewise will affect the performance of companies in these industries.

      Derivatives risk. Using equity-linked notes (ELNs), stock index futures and options, forward foreign currency exchange contracts, futures on equity-based volatility indices, and other derivatives exposes the fund to special risks and costs and may result in losses to the fund, even when used for hedging purposes.

      Using derivatives can increase losses and reduce opportunities for gain when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund, especially in abnormal market conditions. Using derivatives can have a leveraging effect (which may increase investment losses) and increase the fund's volatility, which is the degree to which the fund's share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the fund's initial investment. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments or do not correlate well with the underlying assets, rate or index, the fund may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. The other parties to certain derivative transactions present the same types of credit risk as issuers of fixed income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. The fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity beyond the counterparty to the instrument. Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The fund's use of derivatives may also increase the amount of taxes payable by shareholders. Risks associated with the use of derivatives are magnified to the extent that an increased portion of the fund's assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

      The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivative markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, may limit their availability or utility or otherwise adversely affect their performance, or may disrupt markets. The fund may be exposed to additional risks as a result of the additional regulations. The extent and impact of the regulations are not yet fully known and may not be for some time. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule takes effect, it could limit the ability of the fund to invest in derivatives.

      The fund will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the fund to post margin and the broker may require the fund to post additional margin to secure the fund's obligations. The amount of margin required may change from time to time. In addition, cleared transactions may be more expensive to maintain than over-the-counter transactions and may require the fund to deposit larger amounts of margin. The fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the fund to terminate a derivatives position under certain circumstances. This may cause the fund to lose money. The fund's ability to use certain derivative instruments currently is limited by Commodity Futures Trading Commission rules.

      Forward foreign currency transactions risk. To the extent that the fund enters into forward foreign currency transactions, it may not fully benefit from or may lose money on the transactions if changes in currency rates do not occur as anticipated or do not correspond accurately to changes in the value of the fund's holdings, or if the counterparty defaults. Such transactions may also prevent the fund from realizing profits on favorable movements in exchange rates. Risk of counterparty default is greater for counterparties located in emerging markets. The fund's ability to use forward foreign currency transactions successfully depends on a number of factors, including the forward foreign currency transactions being available at prices that are not too costly, the availability of liquid markets, and Pioneer's judgment regarding the direction of changes in currency exchange rates.

      Leveraging risk. The value of your investment may be more volatile and other risks tend to be compounded if the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the fund's underlying assets and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

      Portfolio turnover risk. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.

      Valuation risk. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ -- higher or lower -- from the fund's last valuation of the investment, and such differences could be significant, particularly for illiquid securities and securities that trade in thin markets and/or markets that experience extreme volatility. The fund may value investments using fair value methodologies. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the market on which they are valued, but before the fund determines its net asset value. The fund's ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

      Liquidity risk. Liquidity risk is the risk that particular investments, or investments generally, may be impossible or difficult to purchase or sell. Although most of the fund's securities and other investments must be liquid at the time of investment, securities and other investments may become illiquid after purchase by the fund, particularly during periods of market turmoil. Liquidity and value of investments can deteriorate rapidly. When the fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. If the fund is forced to sell or unwind these investments to meet redemptions or for other cash needs, the fund may suffer a loss. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain securities and other investments, the fund, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.

      Redemption risk. The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the fund could hurt performance and/or cause the remaining shareholders in the fund to lose money.

      If one decision maker has control of fund shares owned by separate fund shareholders, including clients or affiliates of the fund's adviser, redemptions by these shareholders may further increase the fund's redemption risk. If the fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline.

      Cash management risk. The value of the investments held by the fund for cash management or temporary defensive purposes may be affected by market risks, changing interest rates and by changes in credit ratings of the investments. To the extent that the fund has any uninvested cash, the fund would be subject to credit risk with respect to the depository institution holding the cash. If the fund holds cash uninvested, the fund will not earn income on the cash and the fund's yield will go down. During such periods, it may be more difficult for the fund to achieve its investment objective.

      Expense risk. Your actual costs of investing in the fund may be higher than the expenses shown in "Annual fund operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

In addition to the common risks of investing in the Acquired Fund and the Acquiring Fund, the following are additional principal risks of investment in the Acquired Fund:

      Geographic focus risk. To the extent that the fund invests from time to time more than 25% of its assets in issuers organized or located in a particular geographic region, including but not limited to issuers organized or with exposure to China and other Asian countries, the fund may be particularly affected by adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in those regions.

      Markets in China and other Asian countries are relatively new and undeveloped. In particular, China's economic health is largely dependent upon exports, and may be dependent on the economies of other Asian countries. China's growing trade surplus with the U.S. has increased the risk of trade disputes, which could adversely affect some export-dependent sectors, and China's currency. China's central government exercises significant control over China's economy, and investments in Chinese issuers could be adversely affected by changes in government policies. Although the Chinese government has begun to institute legal and economic reform policies, there can be no assurances that it will continue to pursue such policies or, if it does, that such policies will succeed. Economies of Asian countries and Asian issuers could be adversely affected by regional security threats.

      Issuer focus risk. The fund may invest in fewer than 40 securities. A higher percentage of the fund's assets may be invested in the securities of any one or a few issuers, than other funds. As a result, the fund's performance may be more volatile than the performance of funds holding more securities, and the fund's losses may be magnified by adverse events affecting a particular issuer.

      Risks of investments in real estate related securities. Investments in real estate securities are affected by economic conditions, interest rates, governmental actions and other factors. In addition, investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. Mortgage REITs are particularly subject to interest rate and credit risks. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Many real estate companies, including REITs, utilize leverage.

Comparison of Fees and Expenses

     Shareholders of both Pioneer Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Pioneer Fund. The expenses in the tables appearing below are based on (i) for the Acquired Fund, expenses for the twelve-month period ended May 31, 2017, and (ii) for the Acquiring Fund, expenses for the twelve-month period ended February 28, 2017. Future expenses for all share classes may be greater or less. The tables also show the combined fund's pro forma expenses assuming the Reorganization occurred on May 31, 2017.

                                                                                Combined                                Combined
                                                                                 Pioneer                                 Pioneer
                                                                              Global Equity                           Global Equity
                                                       Pioneer    Pioneer         Fund        Pioneer     Pioneer         Fund
                                                       Emerging    Global      (Pro Forma     Emerging     Global      (Pro Forma
                                                       Markets     Equity       12 months     Markets      Equity       12 months
                                                         Fund      Fund           ended         Fund       Fund           ended
                                                       (May 31, (February 28,    May 31,      (May 31,  (February 28,    May 31,
                                                        2017)      2017)          2017)        2017)       2017)          2017)
------------------------------------------------------------------------------------------------------------------------------------
Shareholder transaction fees
     (paid directly from your investment)              Class A    Class A       Class A       Class C     Class C       Class C
Maximum sales charge (load) when you buy
     shares as a percentage of offering price             5.75%      5.75%         5.75%        None        None          None
Maximum deferred sales charge (load) as a percentage
     of offering price or the amount you receive when
     you sell shares, whichever is less                 None(1)   None(1)        None(1)         1.00%       1.00%         1.00%
Annual Fund operating expenses (deducted from
     fund assets) as a % of average daily net assets
Management Fee                                            1.10%      0.75%         0.75%         1.10%       0.75%         0.75%
Distribution and Service (12b-1) Fee                      0.25%      0.25%         0.25%         1.00%       1.00%         1.00%
Other Expenses                                            0.83%      0.44%         0.44%         0.83%       0.41%         0.43%
Total Annual Fund Operating Expenses                      2.18%      1.44%         1.44%         2.93%       2.16%         2.18%
------------------------------------------------------------------------------------------------------------------------------------
Less: Fee Waiver and Expense Limitations(2)              -0.23%     -0.14%        -0.19%        -0.08%       0.00%        -0.03%
Net Expenses                                              1.95%      1.30%         1.25%         2.85%       2.16%(3)      2.15%
------------------------------------------------------------------------------------------------------------------------------------

                                                                                Combined                                Combined
                                                                                 Pioneer                                 Pioneer
                                                                              Global Equity                           Global Equity
                                                       Pioneer    Pioneer         Fund        Pioneer     Pioneer         Fund
                                                       Emerging    Global      (Pro Forma     Emerging     Global      (Pro Forma
                                                       Markets     Equity       12 months     Markets      Equity       12 months
                                                         Fund      Fund          ended         Fund         Fund          ended
                                                       (May 31, (February 28,    May 31,      (May 31,  (February 28,    May 31,
                                                        2017)      2017)          2017)        2017)       2017)          2017)
------------------------------------------------------------------------------------------------------------------------------------
Shareholder transaction fees
     (paid directly from your investment)              Class R    Class R       Class R       Class Y     Class Y       Class Y
Maximum sales charge (load) when you buy
     shares as a percentage of offering price            None       None          None          None        None          None
Maximum deferred sales charge (load) as a percentage
     of offering price or the amount you receive when
     you sell shares, whichever is less                  None       None          None          None        None          None
Annual Fund operating expenses (deducted from
     fund assets) as a % of average daily net assets
Management Fee                                            1.10%      0.75%         0.75%         1.10%       0.75%         0.75%
Distribution and Service (12b-1) Fee                      0.50%      0.50%         0.50%        None        None          None
Other Expenses                                            0.76%      0.45%         0.42%         0.60%       0.34%         0.29%
Total Annual Fund Operating Expenses                      2.36%      1.70%         1.67%         1.70%       1.09%         1.04%
------------------------------------------------------------------------------------------------------------------------------------
Less: Fee Waiver and Expense Limitations(2)              -0.16%     -0.15%        -0.12%         0.00%      -0.29%        -0.24%
Net Expenses                                              2.20%      1.55%         1.55%         1.70%       0.80%         0.80%
------------------------------------------------------------------------------------------------------------------------------------

(1) Class A purchases of $500,000 or more that are not subject to an initial sales charge may be subject to a contingent deferred sales charge of 1%. See "Sales charges."

(2) With respect to the Acquired Fund, Amundi Pioneer has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation) to the extent required to reduce fund expenses to 1.95%, 2.85% and 2.20%, respectively, of the average daily net assets attributable to Class A, Class C and Class R shares, respectively. These expense limitations are in effect through April 1, 2019. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Net expenses for a class may exceed the applicable expense limitation to the extent that the fund incurs excluded expenses. While in effect, the arrangement may be terminated for a class only by agreement of Amundi Pioneer and the Board of Trustees. With respect to the Acquiring Fund, Amundi Pioneer has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation) to the extent required to reduce fund expenses to 1.25%, 2.15%, 1.55% and 0.80% of the average daily net assets attributable to Class A, Class C, Class R and Class Y shares, respectively. These expense limitations are in effect through January 1, 2019. While in effect, the arrangement may be terminated for a class only by agreement of Amundi Pioneer and the Board of Trustees.

(3) Prior to August 1, 2017, Amundi Pioneer contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation) to reduce fund expenses to 2.20% for Class C shares of the Acquiring Fund.


Examples:

The examples are intended to help you compare the cost of investing in each fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each fund for the time periods shown, and then, except as indicated, redeem all of your shares at the end of those periods. The examples also assume that (a) your investment has a 5% return each year and (b) each fund's total annual operating expenses remain the same except for year one (which considers the effect of the expense limitation). Pro forma expenses are included assuming consummation of the Reorganization as of May 31, 2017. The examples are for comparison purposes only and are not a representation of any fund's actual expenses or returns, either past or future. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                               Combined
                                                  Pioneer                       Pioneer
                                                  Emerging     Pioneer       Global Equity
Number of years                                   Markets    Global Equity       Fund
you own your shares                                 Fund         Fund        (Pro Forma)
------------------------------------------------------------------------------------------
Class A -- assuming redemption at end of period
     Year 1 ....................................    $ 762        $ 700           $ 695
     Year 3 ....................................    $1197        $ 991           $ 987
     Year 5 ....................................    $1657        $1304           $1300
     Year 10 ...................................    $2927        $2189           $2185
Class A -- assuming no redemption
     Year 1 ....................................    $ 762        $ 700           $ 695
     Year 3 ....................................    $1197        $ 991           $ 987
     Year 5 ....................................    $1657        $1304           $1300
     Year 10 ...................................    $2927        $2189           $2185
Class C -- assuming redemption at end of period
     Year 1 ....................................    $ 388        $ 319           $ 318
     Year 3 ....................................    $ 899        $ 676           $ 679
     Year 5 ....................................    $1536        $1159           $1167
     Year 10 ...................................    $3246        $2493           $2511
Class C -- assuming no redemption
     Year 1 ....................................    $ 288        $ 219           $ 218
     Year 3 ....................................    $ 899        $ 676           $ 679
     Year 5 ....................................    $1536        $1159           $1167
     Year 10 ...................................    $3246        $2493           $2511
Class R -- assuming redemption at end of period
     Year 1 ....................................    $ 223        $ 158           $ 158
     Year 3 ....................................    $ 721        $ 521           $ 515
     Year 5 ....................................    $1246        $ 909           $ 896
     Year 10 ...................................    $2684        $1996           $1966
Class R -- assuming no redemption
     Year 1 ....................................    $ 223        $ 158           $ 158
     Year 3 ....................................    $ 721        $ 521           $ 515
     Year 5 ....................................    $1246        $ 909           $ 896
     Year 10 ...................................    $2684        $1996           $1966
Class Y -- assuming redemption at end of period
     Year 1 ....................................    $ 173        $  82           $  82
     Year 3 ....................................    $ 536        $ 318           $ 255
     Year 5 ....................................    $ 923        $ 573           $ 444
     Year 10 ...................................    $2009        $1303           $ 990

                                                                               Combined
                                                  Pioneer                       Pioneer
                                                  Emerging      Pioneer       Global Equity
Number of years                                   Markets     Global Equity       Fund
you own your shares                                 Fund          Fund        (Pro Forma)
-------------------------------------------------------------------------------------------
Class Y -- assuming no redemption
     Year 1                                         $ 173         $  82           $  82
     Year 3                                         $ 536         $ 318           $ 255
     Year 5                                         $ 923         $ 573           $ 444
     Year 10                                        $2009         $1303           $ 990

Comparison of the Funds' Past Performance

     The bar charts and tables below indicate the risks and volatility of an investment in the funds by showing how the funds have performed in the past. The bar charts show changes in the performance of each fund's Class A shares from calendar year to calendar year. The tables show average annual total returns for each class of shares of each Fund over time and compare these returns to the returns of a broad-based measure of market performance that has characteristics relevant to the Fund's investment strategies. You can obtain updated performance information by visiting https://us.pioneerinvestments.com/performance or by calling 1-800-225-6292. A fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future. The bar charts do not reflect any sales charge you may pay when you buy fund shares. If this amount was reflected, returns would be less than those shown.

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

    Pioneer Emerging Markets Fund's Annual Returns -- Class A Shares (%)(1)
                           (Years ended December 31)
2007    41.97
2008   -59.03
2009    73.56
2010    16.16
2011   -24.24
2012    11.34
2013    -2.19
2014   -13.39
2015   -16.51
2016     7.12



-----------------------
(1) During the period shown in the bar chart, the Acquired Fund's highest quarterly return was 31.67% for the quarter ended June 30, 2009, and the lowest quarterly return was -33.04% for the quarter ended December 31, 2008. For the period from January 1, 2017 through June 30, 2017, the Acquired Fund's return was 27.27%.

       Pioneer Global Equity Fund's Annual Returns -- Class A Shares (%)*
                           (Years ended December 31)

2007    10.37
2008   -39.36
2009    26.96
2010     8.26
2011    -8.20
2012    15.55
2013    28.08
2014     8.25
2015    -1.71
2016     3.85

-----------------------
* During the period shown in the bar chart, the Acquiring Fund's highest quarterly return was 16.82% for the quarter ended September 30, 2009, and the lowest quarterly return was -19.26% for the quarter ended December 31, 2008. For the period from January 1, 2017 through June 30, 2017, the Acquiring Fund's return was 12.92%.


                                              Average Annual Total Returns (%)
                                           (for periods ended December 31, 2016)
                                                                                                              Inception
The Acquired Fund                                                         1 Year       5 Years    10 Years      Date
-----------------------------------------------------------------------------------------------------------------------
   Class A                                                                                                    06/23/94
      Return Before Taxes                                                   0.94        -4.49       -3.42
      Return After Taxes on Distributions                                   0.94        -5.11       -3.96
      Return After Taxes on Distributions and
         Sale of Fund Shares                                                0.53        -3.22       -2.12
-----------------------------------------------------------------------------------------------------------------------
   Class C(1)                                                               6.13        -4.17       -3.65     01/31/96
-----------------------------------------------------------------------------------------------------------------------
   Class R                                                                  6.89        -3.54       -3.05     04/01/03
-----------------------------------------------------------------------------------------------------------------------
   Class Y                                                                  7.36        -2.93       -2.38     04/09/98
-----------------------------------------------------------------------------------------------------------------------
   Morgan Stanley Capital International
      Emerging Markets ND Index (reflects no
      deduction for fees, expenses or taxes)(2)                            11.19         1.28        1.84     06/23/94
-----------------------------------------------------------------------------------------------------------------------

(1) The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above.

(2) Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment--the dividend is reinvested after deduction of withholding tax, applying the highest rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

                                                                                             Inception
The Acquiring Fund                                      1 Year     5 Years     10 Years        Date
------------------------------------------------------------------------------------------------------
   Class A                                                                                   12/15/05
      Return Before Taxes                                -2.15        9.03          2.67
      Return After Taxes on Distributions                -2.44        8.60          2.22
      Return After Taxes on Distributions and
         Sale of Fund Shares                             -0.98        7.08          2.03
------------------------------------------------------------------------------------------------------
   Class C                                                3.03        9.42          2.40     12/15/05
------------------------------------------------------------------------------------------------------
   Class R                                                3.60         N/A          N/A      07/01/15
------------------------------------------------------------------------------------------------------
   Class Y                                                4.41       10.86          N/A      12/31/08
------------------------------------------------------------------------------------------------------
   Morgan Stanley Capital International (MSCI)
      World ND Index (reflects no deduction for fees,
      expenses or taxes)                                  7.51       10.41          3.83     12/15/05
------------------------------------------------------------------------------------------------------
   Morgan Stanley Capital International (MSCI)
      All Country World ND Index (reflects no
      deduction for fees, expenses or taxes)              7.86        9.36          3.56     12/15/05
------------------------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold a Pioneer Fund's shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

After-tax returns are shown only for Class A shares. After-tax returns for Class C, Class R and Class Y shares of each Pioneer Fund will vary.

                 Pioneer Emerging Markets Fund                         Pioneer Global Equity Fund
                 (the Acquired Fund)                                   (the Acquiring Fund)
---------------------------------------------------------------------------------------------------------------------------
Management fees  The fund pays Amundi Pioneer a fee for managing       The fund pays Amundi Pioneer a fee for managing
                 the fund and to cover the cost of providing certain   the fund and to cover the cost of providing certain
                 services to the fund.                                 services to the fund.

                 Amundi Pioneer's annual fee is equal to 1.10% of      Amundi Pioneer's annual fee is equal to 0.75% of the
                 the fund's average daily net assets up to $1 billion  fund's average daily net assets up to $500 million,
                 and 1.05% of the fund's average daily net assets      0.70% of the next $500 million of the fund's average
                 over $1 billion. The fee is accrued daily and         daily net assets and 0.65% of the fund's average
                 paid monthly.                                         daily net assets over $1 billion. The fee is accrued
                                                                       daily and paid monthly.
                 For the fiscal year ended November 30, 2016, the
                 fund paid management fees (excluding waivers          For the fiscal year ended August 31, 2016, the fund
                 and/or assumption of expenses) equivalent to          paid management fees (excluding waivers and/or
                 1.10% of the fund's average daily net assets.         assumption of expenses) equivalent to 0.64% of the
                                                                       fund's average daily net assets.
                 A discussion regarding the basis for the Board of
                 Trustees' approval of the management contract is      A discussion regarding the basis for the Board of
                 available in the fund's semi-annual report to         Trustees' approval of the management contract will
                 shareholders for the period ended May 31, 2017.       be available in the fund's annual report to
                                                                       shareholders for the period ended August 31, 2017.
---------------------------------------------------------------------------------------------------------------------------
                 For a comparison of the gross and net expenses of each fund, please see the class fee tables in the
                 "Comparison of Fees and Expenses" section starting on page 16.

Reasons for the Reorganization

     The Board of Trustees of the Acquired Fund believes that the proposed Reorganization will be advantageous to the shareholders of the Acquired Fund for several reasons. The Trustees considered the following matters, among others, in approving the Reorganization.

     First, the Board considered the similarities and differences in the funds' investment objectives and principal investment strategies. The Board considered that your fund and the Acquiring Fund have similar investment objectives to provide long-term growth of capital. The Board considered that both funds invest primarily in international equity securities. The Board considered that your fund normally invests at least 80% of its total assets in securities of emerging market corporate and government issuers, whereas the Acquiring Fund normally invests at least 80% of its net assets in equity securities of issuers located throughout the world. The Board considered that your fund may invest up to 20% of its total assets in securities of issuers in any developed country (other than the United States), whereas the Acquiring Fund may invest without limit in both international developed and emerging markets. The Board considered that your fund does not invest in securities of issuers located in the United States, whereas the Acquiring Fund normally invests significantly in the securities of issuers located in the United States. The Board considered that your fund may invest in debt securities subject to its policy to invest at least 80% of its total assets in the securities of emerging market corporate and government issuers, whereas the Acquiring Fund may invest up to 20% of its total assets in debt securities, however, the Board noted that both funds normally emphasize equity securities in their portfolio. The Board concluded that, taking into account the anticipated benefits to shareholders resulting from the Reorganization, on balance the Reorganization is in the best interests of shareholders not withstanding differences in the funds' investment strategies.

     Second, the Board considered that the combined fund will pay a lower management fee rate than the management fee rate paid by your fund. The Board concluded that the lower management fee rate of the combined fund supported a determination that the Reorganization is in the best interests of shareholders.

     Third, the Board considered that the expense ratio of each class of shares of the combined fund is expected to be lower than the expense ratio of the corresponding class of shares of your fund, both before and after any applicable fee waivers or expense reimbursements. The Board concluded that the expected lower expense ratios of the combined fund supported a determination that the Reorganization is in the best interests of shareholders.

     Fourth, the Board considered that the historical performance of the Acquiring Fund was higher than the historical performance of your fund for the three, five and ten-year periods ended June 19, 2017, based on data provided by Morningstar, Inc. The Board noted that your fund's performance was higher than the performance of the Acquiring Fund for the one-year period ended June 19, 2017. The Board concluded that the historical performance of each fund was consistent with the determination that the Reorganization is in the best interests of shareholders.

     Fifth, the Board considered that your fund has not achieved a sufficient size to allow for more efficient operations and is not likely to do so in the future. The Board considered that the combined fund may be better positioned to attract assets than your fund. The Board considered that the larger asset size of the combined fund may allow it, relative to your fund, to reduce per share expenses as fixed expenses will be shared over a larger asset base. The Board concluded that the larger asset size of the combined fund supported a determination that the Reorganization is in the best interests of shareholders.

     Sixth, the Board considered the ability of the combined fund to utilize certain tax capital-loss carryforwards in the future, noting that the Reorganization is expected to limit the combined fund's ability to use your fund's tax capital-loss carryforwards in future years. The Board concluded that, taking into account the anticipated benefits to shareholders resulting from the Reorganization, on balance, the Reorganization is in the best interests of shareholders and shareholders' interests are not likely to be materially diluted by any limitation on your fund's tax capital-loss carryforwards.

     Seventh, the Board considered that the Acquired Fund would bear approximately 25% of the expenses incurred in connection with the Reorganization, including expenses associated with the preparation, printing and mailing of any shareholder communications (including this Information Statement/Prospectus), any filings with the SEC and other governmental agencies in connection with the Reorganization, audit fees and legal fees, and the Acquiring Fund would likewise bear approximately 25% of these costs. The Board considered that Amundi Pioneer would bear the remaining 50% of the expenses incurred in connection with the Reorganization. In approving the allocation of Reorganization costs, the Board considered information provided by Amundi Pioneer with respect to the relative short-term economic benefits and costs to shareholders anticipated to result from the Reorganization. The Board concluded that the allocation of Reorganization costs was consistent with a determination that the Reorganization is in the best interests of shareholders.

     Eighth, the Board considered that it is anticipated that a significant number of holdings of the Acquired Fund will not be consistent with the combined fund's long-term investment strategy or not transferable based on non-U.S. jurisdiction, and that such positions will be sold in connection with the Reorganization. The Board considered that the disposition of securities prior to and following the Reorganization is expected to result in capital gains to the Acquired Fund and the combined fund, respectively, but that it is expected that such capital gains will be offset by available tax capital-loss carryforwards, and, accordingly, that no material distribution to shareholders as a result of the disposition of securities is anticipated. The Board noted that the disposition of securities prior to the Reorganization is expected to result in brokerage expense to the Acquired Fund of approximately $160,000 and that the disposition of securities following the Reorganization is expected to result in brokerage expense to the combined fund of approximately $50,000. However, the Board considered that the actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold.

     Ninth, the Board considered that the Reorganization, itself, generally is not expected to result in income, gain or loss being recognized for federal income tax purposes by your fund, the Acquiring Fund or by the shareholders of either fund. The Board concluded that the expected tax consequences of the Reorganization were consistent with a determination that the Reorganization is in the best interests of shareholders.

     Tenth, the Board considered that the funds' investment adviser and principal distributor would benefit from the Reorganization. For example, Amundi Pioneer might achieve cost savings from managing one larger fund compared to managing more than one fund with similar investment strategies. The consolidated portfolio management effort also might result in time and personnel savings and the preparation of fewer reports and regulatory filings, as well as prospectus disclosure, for one fund instead of two. The Board believes that the Reorganization, in the long-term, could result in a decrease in the combined fund's gross expenses.

     Eleventh, the Board also considered that the Reorganization presents an excellent opportunity for the shareholders of each fund to become investors in a combined fund that has a larger asset size than either fund alone without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to both funds and their shareholders.

                    BOARDS' EVALUATION OF THE REORGANIZATION

     For the reasons described above, the Board of Trustees of your fund, including the Independent Trustees, approved the Reorganization. In particular, the Board of Trustees determined that the Reorganization is in the best interests of your fund and that the interests of your fund's shareholders would not be diluted as a result of the Reorganization. Similarly, the Board of Trustees of the Acquiring Fund, including the Independent Trustees, approved the Reorganization. The Trustees also determined that the Reorganization is in the best interests of that fund and that the interests of the shareholders of that fund would not be diluted as a result of the Reorganization.

                                 CAPITALIZATION

     The following table sets forth the capitalization of each Pioneer Fund as of August 1, 2017, and the pro forma combined capitalization of the combined fund as if the Reorganization occurred on that date. The actual exchange ratios on the Closing Date may vary from the exchange ratios indicated. This is due to changes in the market value of the portfolio securities of the Pioneer Funds between August 1, 2017 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of the Pioneer Funds during that period resulting from income and distributions, and changes in the accrued liabilities of the Pioneer Funds during the same period.

                                                                      Combined Pioneer
                                                                        Global Equity          Pro Forma
                                 Pioneer              Pioneer              Fund             Combined Pioneer
                             Emerging Markets       Global Equity        Pro Forma           Global Equity
                                   Fund                 Fund           Adjustments(1)             Fund
                              (August 1, 2017)     (August 1, 2017)   (August 1, 2017)      (August 1, 2017)
-------------------------------------------------------------------------------------------------------------
Net Assets
     Class A ..............   $ 81,250,966            $ 77,787,692        $(34,457)           $159,004,201
     Class C ..............   $ 14,179,455            $ 12,234,351        $ (5,775)           $ 26,408,031
     Class K ..............   $         --            $ 56,566,356        $(10,067)           $ 56,556,289
     Class R ..............   $ 20,913,877            $ 18,040,502        $ (8,517)           $ 38,945,862
     Class Y ..............   $  6,846,652            $ 10,940,846        $ (3,684)           $ 17,783,814
Total Net Assets ..........   $123,190,950            $175,569,747        $(62,500)           $298,698,197
Net Asset Value Per Share
     Class A ..............   $      21.36            $      15.74              --            $      15.74
     Class C ..............   $      17.37            $      15.40              --            $      15.40
     Class K ..............   $         --            $      15.78              --            $      15.78
     Class R ..............   $      20.34            $      15.63              --            $      15.63
     Class Y ..............   $      23.65            $      15.80              --            $      15.80
Shares Outstanding
     Class A ..............      3,804,267               4,940,806              --              10,102,875
     Class C ..............        816,388                 794,580              --               1,715,324
     Class K ..............             --               3,585,591              --               3,585,591
     Class R ..............      1,028,144               1,154,024              --               2,492,084
     Class Y ..............        289,504                 692,549              --               1,125,881

(1) The pro forma data reflects adjustments to account for the combined expenses of the Reorganization borne by the Acquired Fund and the Acquiring Fund. The expenses of the Reorganization borne by the funds are estimated in the aggregate to be $62,500. Amundi Pioneer will bear the remaining expenses of the Reorganization.


     It is impossible to predict how many shares of the combined fund will actually be received and distributed by your fund on the Closing Date. The table should not be relied upon to determine the amount of combined fund shares that will actually be received and distributed.

           OTHER IMPORTANT INFORMATION CONCERNING THE REORGANIZATION

                              Portfolio Securities

     After the closing of the Reorganization, management will analyze and evaluate the portfolio securities of the combined fund. Consistent with the combined fund's investment objective and policies, any restrictions imposed by the Code and in the best interests of the shareholders of the combined fund, management will influence the extent and duration to which the portfolio securities of your fund and the Acquiring Fund will be maintained by the combined fund. It is possible that, although it is not necessary to dispose of portfolio securities in order to effect the Reorganization, the portfolio manager of the combined fund may conclude that some of the holdings of the combined fund are not consistent with the combined fund's long-term investment strategy, and, accordingly, there may be dispositions of some of the portfolio securities of the combined fund following the Reorganization. Subject to market conditions at the time of any such disposition, the disposition of the portfolio securities by the combined fund may result in a capital gain or loss. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold, other capital gains and losses that may be recognized, and the combined fund's ability to use any available tax loss carryforwards. The disposition of portfolio securities also may result in significant brokerage expense to the combined fund.

                         Tax Capital Loss Carryforwards

     Federal income tax law generally permits a regulated investment company to carry forward indefinitely net capital losses from any taxable year to offset its capital gains. Presently, the net capital loss carryforwards of the Acquired Fund and the Acquiring Fund from their prior taxable years can be summarized as follows:

Fund                                    Capital Loss Carryforward
--------------------------------------------------------------------------------
Pioneer Emerging Markets Fund           $29,798,844
--------------------------------------------------------------------------------
Pioneer Global Equity Fund              $ 6,514,026
--------------------------------------------------------------------------------

     For the period ending on the Closing Date, each fund may have net realized capital gains or losses, and as of the Closing Date a fund may also have net unrealized capital gains or losses.

     The Reorganization may result in a number of additional limitations on the combined fund's ability to use realized and unrealized losses of the combining funds. The discussion below describes the limitations that may apply based on the funds' tax attributes and relative net asset values as of July 31, 2017. Since the Reorganization is not expected to close until November 17, 2017, the net current-year realized capital gains and losses and net unrealized capital gains and losses and the effect of the limitations described may change significantly between now and the completion of the Reorganization. Further, the ability of your fund and the Acquiring Fund to use capital losses to offset gains (even in the absence of the Reorganization) depends on factors other than loss limitations, such as the future realization of capital gains or losses.

     First, in the tax year of the combined fund in which the Reorganization occurs, the combined fund will be able to use carryforwards of your fund's capital losses (including from your fund's short taxable year ending on the Closing Date), subject to the limitations described in the following paragraphs, to offset only a prorated portion of the combined fund's capital gains for such tax year, based on the number of days remaining in the combined fund's tax year after the Closing Date.

     Second, the Reorganization is expected to result in a limitation on the combined fund's ability to use your fund's capital loss carryforwards in subsequent tax years. This limitation, imposed by Section 382 of the Internal Revenue Code, will apply if your fund's shareholders own less than 50% of the combined fund immediately after the Reorganization. This limitation is imposed on an annual basis. The annual limitation described in this paragraph for periods following the Reorganization generally will equal the product of the net asset value of your Fund immediately prior to the Reorganization and the "long-term tax-exempt rate," published by the Internal Revenue Service, in effect at the time of the Reorganization (as of July 31, 2017, the annual limitation would be $2,549,783). This limitation may be prorated in the taxable year in which the Reorganization occurs based on the number of days remaining after the Closing Date in such taxable year.

     Third, the Reorganization may result in limitations on the combined fund's ability to use loss carryforwards of the Acquiring Fund, a portion of losses recognized by the Acquiring Fund in the taxable year in which the Reorganization occurs, and, in certain cases, a net unrealized loss inherent in the assets of the Acquiring Fund at the time of the Reorganization to offset gains realized after the Reorganization that are attributable to unrealized capital gains of your fund as of the Closing Date. That limitation will generally apply if your fund's unrealized capital gains as of the Closing Date are greater than $10,000,000 or 15% of the fair market value of your fund's assets as of the Closing Date.

     Fourth, the Reorganization may result in a limitation on the combined fund's ability to use capital loss carryforwards of your fund (including any net loss from your fund's short taxable year ending on the date of the Reorganization) and, in certain cases, a net unrealized loss inherent in the assets of your fund at the time of the Reorganization to offset gains realized after the Reorganization that are attributable to unrealized capital gains in the Acquiring Fund's assets immediately prior to the Reorganization. This limitation will generally apply if the Acquiring Fund's unrealized capital gains as of the date of the Reorganization are greater than $10,000,000 or 15% of the fair market value of its assets as of the Closing Date.

     As of July 31, 2017, the funds had the following current-year net realized capital gains and net unrealized gains:

Fund                          Current-Year Realized Capital Gains    Net Unrealized Gains
------------------------------------------------------------------------------------------
Pioneer Emerging Markets Fund                            $ 36,378              $18,634,227
------------------------------------------------------------------------------------------
Pioneer Global Equity Fund                             $12,261,037             $27,418,077
------------------------------------------------------------------------------------------

     Fifth, any capital loss carryforwards from prior years, any net current-year capital losses, and, potentially, any unrealized capital losses will benefit the shareholders of the combined fund, rather than only the shareholders of the combining fund that incurred the loss.

               TERMS OF THE AGREEMENT AND PLAN OF REORGANIZATION

The Reorganization

      o The Reorganization is scheduled to occur as of the close of business on November 17, 2017 but may occur on such later date as the parties may agree to in writing.

      o The Acquired Fund will transfer all of its assets to the Acquiring Fund. The Acquiring Fund will assume all of your fund's liabilities. The net asset value of both Pioneer Funds will be computed as of the close of regular trading on the New York Stock Exchange on the Closing Date.

      o The Acquiring Fund will issue Class A, Class C, Class R and Class Y shares to the Acquired Fund with an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund's Class A, Class C, Class R and Class Y shares, respectively.

      o Shares of the Acquiring Fund will immediately be distributed to you on a class-by-class basis in proportion to the relative net asset value of your holdings of shares of each class of the Acquired Fund on the Closing Date. As a result, the Acquired Fund's Class A, Class C, Class R and Class Y shareholders will end up as Class A, Class C, Class R and Class Y shareholders, respectively, of the Acquiring Fund. The shares of each class of Acquiring Fund shares that you receive in the Reorganization will have the same aggregate net asset value as your holdings of shares of the corresponding class of the Acquired Fund immediately prior to the Reorganization. The net asset value attributable to a class of shares of each fund will be determined using the Pioneer Funds' valuation policies and procedures. Each fund's valuation policies and procedures are identical.

      o     After the shares are issued, the Acquired Fund will be dissolved.

      o No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganization. After the Reorganization, any contingent deferred sales charge that applied to Class A (if applicable) or Class C shares of the Acquired Fund at the time of the Reorganization will continue to apply for the remainder of the applicable holding period at the time of the Reorganization. In calculating any applicable contingent deferred sales charge, the period during which you held your shares will be included in the holding period of the shares of the combined fund you receive as a result of the Reorganization.

      o The Reorganization, itself, generally is not expected to result in gain or loss being recognized for federal income tax purposes by shareholders of either Pioneer Fund, or by either your fund or the Acquiring Fund, except as set forth below under the heading "Tax Status of the Reorganization." The Reorganization will not take place unless both funds receive a tax opinion from Morgan, Lewis & Bockius LLP, counsel to the funds, as described below under the heading "Tax Status of the Reorganization".

Agreement and Plan of Reorganization

     The Agreement and Plan of Reorganization with respect to the Reorganization is attached as Exhibit A to this Information
Statement/Prospectus. Material provisions of the Agreement and Plan of Reorganization are described below, but are qualified in their entirety by the attached copy.

     Cancellation of Share Certificates. If your shares are represented by one or more share certificates before the Closing Date, on the Closing Date all certificates will be canceled, will no longer evidence ownership of the Acquired Fund's shares and will evidence ownership of shares of the combined fund. The combined fund will not issue share certificates in the Reorganization.

     Conditions to Closing the Reorganization. The obligation of the Acquired Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the performance by the Acquiring Fund of all its obligations under the Agreement and Plan of Reorganization and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Agreement and Plan of Reorganization, Section 6).

     The obligation of the Acquiring Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the Acquired Fund's performance of all of its obligations under the Agreement and Plan of Reorganization, the receipt of certain documents and financial statements from that fund and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Agreement and Plan of Reorganization,
Section 7).

     The funds' obligations are subject to the receipt of a favorable opinion of Morgan, Lewis & Bockius LLP as to the federal income tax consequences of the Reorganization (see Agreement and Plan of Reorganization, Section 8.4).

     Termination of Agreement and Plan of Reorganization. The Board of Trustees of either fund may terminate the Agreement and Plan of Reorganization at any time before the Closing Date, if the Board believes that proceeding with the Reorganization would no longer be in the best interests of shareholders of the applicable fund.

     Expenses of the Reorganization. Each fund will bear approximately 25% of the expenses incurred in connection with the Reorganization, including expenses associated with the preparation, printing and mailing of any shareholder communications (including this Information Statement/Prospectus), any filings with the SEC and other governmental agencies in connection with the Reorganization, audit fees and legal fees ("Reorganization Costs"). Amundi Pioneer will bear the remaining 50% of the Reorganization Costs.

                        TAX STATUS OF THE REORGANIZATION

     The Reorganization is conditioned upon the receipt by each fund of an opinion from Morgan, Lewis & Bockius LLP, counsel to the Pioneer Funds, substantially to the effect that, for federal income tax purposes:

      o The transfer to the Acquiring Fund of all of your fund's assets in exchange solely for the issuance of the Acquiring Fund's shares to your fund and the assumption of all of your fund's liabilities by the Acquiring Fund, followed by the distribution of the Acquiring Fund's shares to the shareholders of your fund in complete liquidation of your fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code, and each of your fund and the Acquiring Fund will be a "party to a reorganization" within the meaning of Section 368(b) of the Internal Revenue Code;

      o No gain or loss will be recognized by your fund in the Reorganization upon (1) the transfer of all of its assets to the Acquiring Fund and the assumption of all of its liabilities by the Acquiring Fund as described above or (2) the distribution by your fund of the Acquiring Fund's shares to your fund's shareholders in complete liquidation of your fund, except for (A) any gain or loss that may be recognized with respect to "section 1256 contracts" as defined in Section 1256(b) of the Internal Revenue Code, (B) any gain that may be recognized on the transfer of stock in a "passive foreign investment company" as defined in Section 1297(a) of the Internal Revenue Code, and (C) any other gain or loss that may be required to be recognized as a result of the closing of your fund's taxable year or upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Internal Revenue Code;

      o The tax basis in the hands of the Acquiring Fund of the assets of your fund transferred to the Acquiring Fund in the Reorganization will be the same as the tax basis of the assets in the hands of your fund immediately before the transfer of the assets, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by your fund on the transfer;

      o The holding period in the hands of the Acquiring Fund of each asset of your fund transferred to the Acquiring Fund in the Reorganization, other than assets with respect to which gain or loss is required to be recognized in the Reorganization, will include the period during which that asset was held by your fund (except where investment activities of the Acquiring Fund will have the effect of reducing or eliminating the holding period with respect to an asset);

      o No gain or loss will be recognized by the Acquiring Fund upon its receipt of your fund's assets solely in exchange for shares of the Acquiring Fund and the assumption of your fund's liabilities as part of the Reorganization;

      o You will not recognize gain or loss upon the exchange of your shares for shares of the Acquiring Fund as part of the Reorganization;

      o The aggregate tax basis of the Acquiring Fund shares you receive in the Reorganization will be the same as the aggregate tax basis of the shares of your fund that you surrender in the exchange; and

      o The holding period of the Acquiring Fund shares you receive in the Reorganization will include the holding period of the shares of your fund that you surrender in the exchange, provided that you hold the shares of your fund as capital assets on the date of the exchange.

     In rendering such opinion, counsel shall rely upon, among other things, certain facts, assumptions and representations of your fund and the Acquiring Fund. The condition that each fund receives such an opinion may not be waived by either fund.

     No tax ruling has been or will be received from the Internal Revenue Service ("IRS") in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

     Immediately prior to the Reorganization, your fund is expected to declare and pay a dividend, which, together with all previous dividends, is intended to have the effect of distributing to your fund's shareholders all of your fund's investment company taxable income (computed without regard to the dividends-paid deduction), all of its net tax-exempt income, and all of its net capital gain (after deduction of any available capital loss carryover) for taxable years ending on or prior to the Closing. The amount of such distribution is estimated as of July 31, 2017 to be as set forth in the table below. The amount set forth in the table below is an estimate based on your fund's income and capital gains expected to be realized as if its taxable year ended on the Closing Date. Amounts actually distributed to shareholders immediately prior to the Reorganization may be higher or lower than the amounts set forth in the table below.

Fund                                    Distribution Amount (per share)
--------------------------------------------------------------------------------
Pioneer Emerging Markets Fund           $ --
--------------------------------------------------------------------------------

     Any such distributions will generally result in taxable income to you.

     The foregoing discussion is very general and does not take into account any considerations that may apply to certain classes of taxpayers who are subject to special circumstances, such as shareholders who are not citizens of or residents of the United States, insurance companies, tax-exempt organizations, financial institutions, dealers in securities or foreign currencies, or persons who hold their shares as part of a straddle or conversion transaction. You should consult your tax adviser for the particular tax consequences to you of the transaction, including the applicability of any state, local or foreign tax laws.

                         CLASSES OF SHARES OF THE FUNDS

     The table below provides information regarding the characteristics and fee structure of Class A, Class C, Class R and Class Y shares of the Pioneer Funds. The policies disclosed below apply to each Pioneer Fund.

------------------------------------------------------------------------------------------------------------------------------------
Class A sales charges   The Class A shares of each Pioneer Fund have the same characteristics and fee structure.
and fees                o   Class A shares are offered with an initial sales charge of up to 5.75% of the offering price, which is reduced or waived for large purchases and certain types of investors. At the time of your purchase, your investment firm may receive a commission from the distributor of up to 5%, declining as the size of your investment increases.
                        o   There is no contingent deferred sales charge, except in certain circumstances when no initial sales charge is charged.
                        o   Class A shares are subject to distribution and service (12b-1) fees of 0.25% of average daily net assets.
------------------------------------------------------------------------------------------------------------------------------------
Class C sales charges   The Class C shares of each Pioneer Fund have the same characteristics and fee structure.
and fees                o   Class C shares are offered without an initial sales charge.
                        o   Class C shares are subject to a contingent deferred sales charge of 1% if you sell your shares within one year of purchase. Your investment firm may receive a commission from the distributor at the time of your purchase of up to 1%.
                        o   Class C shares are subject to distribution and service (12b-1) fees of 1.00% of average daily net assets.
                        o   Class C shares do not convert to another share class.
                        o   The maximum purchase amount (per transaction) for Class C shares is $499,999.
------------------------------------------------------------------------------------------------------------------------------------
Class R sales charges   The Class R shares of each Pioneer Fund have the same characteristics and fee structure.
and fees                o   Class R shares are offered without an initial sales charge.
                        o   Class R shares are not subject to a contingent deferred sales charge.
                        o   Class R shares are subject to distribution (12b-1) fees of 0.50% of average daily net assets. A separate service plan provides for payment to financial intermediaries of up to 0.25% of average daily net assets.
                        o   Class R shares are generally available only through certain tax-deferred retirement plans and related accounts.
------------------------------------------------------------------------------------------------------------------------------------
Class Y sales charges   The Class Y shares of each Pioneer Fund have the same characteristics and fee structure.
and fees                o   Class Y shares are offered without an initial sales charge.
                        o   Class Y shares are not subject to a contingent deferred sales charge.
                        o   Class Y shares are not subject to distribution and service (12b-1) fees.
                        o   Initial investments are subject to a $5 million investment minimum, which may be waived in some circumstances.
------------------------------------------------------------------------------------------------------------------------------------

               BUYING, EXCHANGING AND SELLING SHARES OF THE FUNDS

     The table below provides information regarding how to buy, exchange and sell shares of the Pioneer Funds. The policies disclosed below apply to each Pioneer Fund.

                                              Buying, Exchanging and Selling Shares
------------------------------------------------------------------------------------------------------------------------------------
Buying shares     You may buy fund shares from any financial intermediary that has a sales agreement or other arrangement with the distributor.

                  You can buy shares at net asset value per share plus any applicable sales charge. The distributor may reject any order until it has confirmed the order in writing and received payment. Normally, your financial intermediary will send your purchase request to the fund's transfer agent. Consult your investment professional for more information. Your investment firm receives a commission from the distributor, and may receive additional compensation from Amundi Pioneer, for your purchase of fund shares.
------------------------------------------------------------------------------------------------------------------------------------
Minimum initial   Your initial investment for Class A or Class C shares must be at least $1,000. Additional investments
investment        must be at least $100 for Class A shares and $500 for Class C shares. The initial investment for Class Y shares must be at least $5 million. This amount may be invested in one or more of the Pioneer mutual funds that currently offer Class Y shares. There is no minimum additional investment amount for Class Y shares. There is no minimum investment amount for Class R shares.

                  You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm. The fund may waive the initial or subsequent investment minimums. Minimum investment amounts may be waived for, among other things, share purchases made through certain mutual fund programs
                  (e.g., asset based fee program accounts) sponsored by qualified intermediaries, such as broker-dealers and investment advisers, that have entered into an agreement with Amundi Pioneer.
------------------------------------------------------------------------------------------------------------------------------------
Maximum purchase  Purchases of each Pioneer Fund shares are limited to $499,999 for Class C shares. These limits are applied on
amounts           a per transaction basis. There is no maximum purchase for Class A, Class R or Class Y shares.
------------------------------------------------------------------------------------------------------------------------------------
Exchanging shares You may, under certain circumstances, exchange your shares for shares of the same class of another Pioneer mutual fund.

                  Your exchange request must be for at least $1,000. The fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred sales charge at the time of the exchange.
                  Shares you acquire as part of an exchange will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge.

                  Before you request an exchange, consider each fund's investment objective and policies as described in the fund's prospectus. You generally will have to pay income taxes on an exchange.
------------------------------------------------------------------------------------------------------------------------------------
Selling shares    Your shares will be sold at the share price (net asset value less any applicable sales charge) next calculated after the fund or its authorized agent, such as a broker-dealer, receives your request in good order. If a signature guarantee is required, you must submit your request in writing.

                  If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds.
                  Each Pioneer Fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Your redemption proceeds normally will be sent within 1 business day after your request is received in good order, but in any event within 7 days, regardless of the method the Pioneer Fund uses to make such payment. If you recently sent a check to purchase the shares being sold, the Pioneer Fund may delay payment of the sale proceeds until your check has cleared. This may take up to 10 calendar days from the purchase date.

                  Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the New
                  York Stock Exchange is closed (other than on weekends or holidays) or trading is restricted, if the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for a Pioneer Fund to sell or value its portfolio securities, or otherwise as permitted by the rules of or by the order of the Securities and Exchange Commission.

                  If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

                  You generally will have to pay income taxes on a sale.
------------------------------------------------------------------------------------------------------------------------------------

                                              Buying, Exchanging and Selling Shares
------------------------------------------------------------------------------------------------------------------------------------
                If you must use a written request to exchange or sell your shares and your account is registered in the name of a corporation or other fiduciary you must include the name of an authorized person and a certified copy of a current corporate resolution, certificate of incumbency or similar legal document showing that the named individual is authorized to act on behalf of the record owner.

                Under normal circumstances, a Pioneer Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. Each Pioneer Fund also may pay redemption proceeds using cash obtained through a committed, unsecured revolving credit facility, an interfund lending facility, and other borrowing arrangements that may be available from time to time.

                Each Pioneer Fund reserves the right to redeem in kind, that is, to pay all or a portion of your redemption proceeds by giving you securities. Securities you receive this way may increase or decrease in value while you hold them and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash. Each Pioneer Fund may redeem in kind at a shareholder's request or, for example, if the
                Pioneer Fund reasonably believes that a cash redemption may have a substantial impact on the Pioneer Fund and its remaining shareholders. During periods of stressed market conditions, a Pioneer Fund may be more likely to pay redemption proceeds by giving you securities.
------------------------------------------------------------------------------------------------------------------------------------
Net asset       The fund's net asset value is the value of its securities plus any other assets minus its accrued operating
value           expenses and other liabilities. The fund calculates a net asset value for each class of shares every day the New
                York Stock Exchange is open as of the scheduled close of regular trading (normally 4:00 p.m. Eastern time). If the New York Stock Exchange closes at another time, the fund will calculate a net asset value for each class of shares as of the scheduled closing time. On days when the New York Stock Exchange is closed for trading, including certain holidays listed in the statement of additional information, a net asset value is not calculated.
                The fund's most recent net asset value is available on the fund's website, us.pioneerinvestments.com.

                The fund generally values its equity securities and certain derivative instruments that are traded on an exchange using the last sale price on the principal exchange on which they are traded. Equity securities that are not traded on the date of valuation, or securities for which no last sale prices are available, are valued at the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale, bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods. The fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

                The fund generally values debt securities and certain derivative instruments by using the prices supplied by independent third party pricing services. A pricing service may use market prices or quotations from one or more brokers or other sources, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.

                To the extent that the fund invests in shares of other mutual funds that are not traded on an exchange, such shares of other mutual funds are valued at their net asset values as provided by those funds. The prospectuses for those funds explain the circumstances under which those funds will use fair value pricing methods and the effects of using fair value pricing methods.

                The valuations of securities traded in non-U.S. markets and certain fixed income securities will generally be determined as of the earlier closing time of the markets on which they primarily trade. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 3:00 p.m. (Eastern time). Non-U.S. markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund's shares may change on days when you will not be able to purchase or redeem fund shares.
------------------------------------------------------------------------------------------------------------------------------------

                                              Buying, Exchanging and Selling Shares
------------------------------------------------------------------------------------------------------------------------------------
                When independent third party pricing services are unable to supply prices for an investment, or when prices or market quotations are considered by Amundi Pioneer to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers. When such prices or quotations are not available, or when they are considered by Amundi Pioneer to be unreliable, the fund uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. The fund also may use fair value methods if it is determined that a significant event has occurred between the time at which a price is determined and the time at which the fund's net asset value is calculated. Because the fund may invest in securities rated below investment grade -- some of which may be thinly traded and for which prices may not be readily available or may be unreliable -- the fund may use fair value methods more frequently than funds that primarily invest in securities that are more widely traded.
                Valuing securities using fair value methods may cause the net asset value of the fund's shares to differ from the net asset value that would be calculated only using market prices.

                The prices used by the fund to value its securities may differ from the amounts that would be realized if these securities were sold and these differences may be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility.
------------------------------------------------------------------------------------------------------------------------------------

                 ADDITIONAL INFORMATION ABOUT THE PIONEER FUNDS

Investment adviser

Amundi Pioneer Asset Management, Inc., as each fund's investment adviser (the "Adviser"), selects the fund's investments and oversees the fund's operations.

Amundi Pioneer is an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As of June 30, 2017, Amundi had more than $1.5 trillion in assets under management worldwide. As of June 30, 2017, Amundi Pioneer (and its U.S. affiliates) had over $74 billion in assets under management.

Amundi Pioneer Asset Management, Inc.'s main office is at 60 State Street, Boston, Massachusetts 02109.

The firm's U.S. mutual fund investment history includes creating one of the first mutual funds in 1928.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world, including the funds' investment adviser. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A. Prior to July 3, 2017, the funds' investment adviser was named Pioneer Investment Management, Inc. A new investment management contract between each fund and the investment adviser became effective on July 3, 2017.

The Adviser has received an order from the Securities and Exchange Commission that permits Amundi Pioneer, subject to the approval of each Pioneer Fund's Board of Trustees, to hire and terminate a subadviser that is not affiliated with Amundi Pioneer (an "unaffiliated subadviser") or to materially modify an existing subadvisory contract with an unaffiliated subadviser for the Pioneer Fund without shareholder approval. Amundi Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any unaffiliated subadviser.

Portfolio managers

Day-to-day management of the Acquiring Fund's portfolio is the responsibility of Marco Pirondini and David Glazer. Mr. Pirondini and Mr. Glazer may draw upon the research and investment management expertise of the firm's research teams, which provide fundamental and quantitative research on companies on a global basis, and include members from one or more of Amundi Pioneer's affiliates.

Mr. Pirondini, Executive Vice President, Head of Equities U.S., has served as a portfolio manager of the Acquiring Fund since 2010. From 2004 until 2010, Mr. Pirondini was Global Chief Investment Officer of Amundi Pioneer, overseeing equity, fixed income, balanced, and quantitative portfolio management, and quantitative and fundamental research divisions. Mr. Pirondini joined a predecessor organization to Amundi Pioneer in 1991.

Mr. Glazer, Senior Vice President of Pioneer, has served as portfolio manager of the Acquiring Fund since 2012. Mr. Glazer served as Vice President, Senior Analyst and Co-Portfolio Manager at Franklin Templeton Global Advisers from 2005 until 2012, specializing in global and international small/mid-capitalization strategies.

Distributor

Amundi Pioneer Distributor, Inc. is each Pioneer Fund's distributor. Each Pioneer Fund compensates the distributor for its services. The distributor is an affiliate of Amundi Pioneer. Prior to July 3, 2017, the funds' distributor was named Pioneer Funds Distributor, Inc.

Disclosure of portfolio holdings

Each Pioneer Fund's policies and procedures with respect to the disclosure of its portfolio securities are described in the fund's statement of additional information.

Distribution and service arrangements
-------------------------------------

Distribution Plan

Each Pioneer Fund has adopted a distribution plan for its Class A, Class C and Class R shares in accordance with Rule 12b-1 under the 1940 Act. Under each plan, a Pioneer Fund pays distribution and service fees to the distributor. Because these fees are an ongoing expense of a Pioneer Fund, over time they increase the cost of your investment and your shares may cost more than shares that are subject to other types of sales charges.

Class R shares service plan

Each Pioneer Fund has adopted a separate service plan for Class R shares. Under the service plan, the fund may pay securities dealers, plan administrators or other financial intermediaries who agree to provide certain services to plans or plan participants holding shares of the Pioneer Fund a service fee of up to 0.25% of average daily net assets attributable to Class R shares held by such plan participants. The services provided under the service plan include acting as a shareholder of record, processing purchase and redemption orders, maintaining participant account records and answering participant questions regarding the Pioneer Fund.

Additional Payments to Financial Intermediaries

Your financial intermediary may receive compensation from a Pioneer Fund, Amundi Pioneer or its affiliates for the sale of fund shares and related services. Compensation may include sales commissions and distribution and service (Rule 12b-1) fees, as well as compensation for administrative services and transaction processing.

Amundi Pioneer or its affiliates may make additional payments to your financial intermediary. These payments may provide your financial intermediary with an incentive to favor the Pioneer funds over other mutual funds or assist the distributor in its efforts to promote the sale of a Pioneer Fund's shares. Financial intermediaries include broker-dealers, banks (including bank trust departments), registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Amundi Pioneer or its affiliates make these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets, which may include profits derived from services provided to a Pioneer Fund, or from the retention of a portion of sales charges or distribution and service fees. Amundi Pioneer may base these payments on a variety of criteria, including the amount of sales or assets of the Pioneer funds attributable to the financial intermediary or as a per transaction fee.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Amundi Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Amundi Pioneer's promotional efforts. Amundi Pioneer also may compensate financial intermediaries (in addition to amounts that may be paid by the fund) for providing certain administrative services and transaction processing services.

Amundi Pioneer may benefit from revenue sharing if the intermediary features the Pioneer funds in its sales system (such as by placing certain Pioneer funds on its preferred fund list or giving access on a preferential basis to members of the financial intermediary's sales force or management). In addition, the financial intermediary may agree to participate in the distributor's marketing efforts (such as by helping to facilitate or provide financial assistance for conferences, seminars or other programs at which Amundi Pioneer personnel may make presentations on the Pioneer funds to the intermediary's sales force). To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Amundi Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets. The intermediary may earn a profit on these payments if the amount of the payment to the intermediary exceeds the intermediary's costs.

The compensation that Amundi Pioneer pays to financial intermediaries is discussed in more detail in a Pioneer Fund's statement of additional information. Your intermediary may charge you additional fees or commissions other than those disclosed in this prospectus. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. You can ask your financial intermediary about any payments it receives from Amundi Pioneer or the Pioneer funds, as well as about fees and/or commissions it charges.

Amundi Pioneer and its affiliates may have other relationships with your financial intermediary relating to the provision of services to the Pioneer funds, such as providing omnibus account services or effecting portfolio transactions for the Pioneer funds. If your intermediary provides these services, Amundi Pioneer or the Pioneer funds may compensate the intermediary for these services. In addition, your intermediary may have other relationships with Amundi Pioneer or its affiliates that are not related to the Pioneer funds.

Choosing a Class of Shares
--------------------------

     See "Classes of Shares of the Funds" for information regarding the characteristics and fee structure of Class A, Class C, Class R and Class Y shares of the Pioneer Funds. In addition to the Class A, Class C, Class R and Class Y shares to be issued in the Reorganization, the Acquiring Fund also offers other classes of shares. This Information Statement/Prospectus relates only to the Class A, Class C, Class R and Class Y shares to be issued in the Reorganization.

     Each class has different eligibility requirements, sales charges and expenses, allowing you to choose the class that best meets your needs.

      Factors you should consider include:

      o The eligibility requirements that apply to purchases of a particular share class

      o     The expenses paid by each class

      o The initial sales charges and contingent deferred sales charges ("CDSCs"), if any, applicable to each class

      o     Whether you qualify for any reduction or waiver of sales charges

      o     How long you expect to own the shares

      o     Any services you may receive from a financial intermediary


      Your investment professional can help you determine which class meets your goals. Your investment professional or financial intermediary may receive different compensation depending upon which class you choose.

For information on each Pioneer Fund's expenses, please see "Comparison of Fees and Expenses." The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the fund or through a financial intermediary. Specific intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred (back-end) sales charge (CDSC) waivers, which are discussed under "Intermediary defined sales charge waiver policies." In all instances, it is the purchaser's responsibility to notify the fund or the purchaser's financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts. Please see the "Intermediary defined sales charge waiver policies" section to determine any sales charge discounts and waivers that may be available to you through your financial intermediary.

Share class eligibility -- Class R shares
-----------------------------------------

Class R shares are available to certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. Class R shares also are available to IRAs that are rollovers from eligible retirement plans that offered one or more Class R share Pioneer funds as investment options. Class R shares are not available to non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b)s and most individual retirement accounts or retirement plans that are not subject to the Employee Retirement Income Security Act of 1974 (ERISA).

Initial Sales Charge (Class A Shares Only)
------------------------------------------

You pay the offering price (the net asset value per share plus any initial sales charge) when you buy Class A shares unless you qualify to purchase shares at net asset value. You pay a lower sales charge as the size of your investment increases. You do not pay a sales charge when you reinvest dividends or capital gain distributions paid by a Pioneer Fund.

                                Sales Charges for Class A Shares

-------------------------------------------------------------------------------------------------
                                                   Sales charge as % of
-------------------------------------------------------------------------------------------------
Amount of Purchase                                       Offering price      Net amount invested
-------------------------------------------------------------------------------------------------
Less than $50,000                                                   5.75                    6.10
-------------------------------------------------------------------------------------------------
$50,000 but less than $100,000                                      4.50                    4.71
-------------------------------------------------------------------------------------------------
$100,000 but less than $250,000                                     3.50                    3.63
-------------------------------------------------------------------------------------------------
$250,000 but less than $500,000                                     2.50                    2.56
-------------------------------------------------------------------------------------------------
$500,000 or more                                                     -0-                     -0-
-------------------------------------------------------------------------------------------------

The dollar amount of the sales charge is the difference between the offering price of the shares purchased (based on the applicable sales charge in the table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and of the net amount invested for any particular purchase of Pioneer Fund shares may be higher or lower due to rounding.

Reduced sales charges -- Class A shares

You may qualify for a reduced Class A sales charge if you own or are purchasing shares of Pioneer mutual funds. The investment levels required to obtain a reduced sales charge are commonly referred to as "breakpoints." Amundi Pioneer offers two principal means of taking advantage of breakpoints in sales charges for aggregate purchases of Class A shares of the Pioneer funds over time if:

      o The amount of shares you own of the Pioneer funds plus the amount you are investing now is at least $50,000 (Rights of accumulation)

      o You plan to invest at least $50,000 over the next 13 months (Letter of intent)

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Pioneer Fund or through a financial intermediary. Please see the "Intermediary defined sales charge waiver policies" section for more information.

Rights of accumulation -- Class A shares only

If you qualify for rights of accumulation, your sales charge will be based on the combined value (at the current offering price) of all your Pioneer mutual fund shares, the shares of your spouse and the shares of any children under the age of 21.

Letter of intent -- Class A shares only

You can use a letter of intent to qualify for reduced sales charges in two situations:

      o If you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gain distributions) in a Pioneer Fund's Class A shares during the next 13 months

      o If you include in your letter of intent the value (at the current offering price) of all of your Class A shares of a Pioneer Fund and Class A or Class C shares of all other Pioneer mutual fund shares held of record in the amount used to determine the applicable sales charge for Pioneer Fund shares you plan to buy


Completing a letter of intent does not obligate you to purchase additional shares, but if you do not buy enough shares to qualify for the projected level of sales charges by the end of the 13-month period (or when you sell your shares, if earlier), the distributor will recalculate your sales charge. Any share class for which no sales charge is paid cannot be included under the letter of intent. For more information regarding letters of intent, please contact your investment professional or obtain and read the statement of additional information.

Qualifying for a reduced Class A sales charge

In calculating your total account value in order to determine whether you have met sales charge breakpoints, you can include your Pioneer mutual fund shares, those of your spouse and the shares of any children under the age of 21. Amundi Pioneer will use each fund's current offering price to calculate your total account value. Certain trustees and fiduciaries may also qualify for a reduced sales charge.

To receive a reduced sales charge, you or your investment professional must, at the time of purchase, notify the distributor of your eligibility. In order to verify your eligibility for a discount, you may need to provide your investment professional or the fund with information or records, such as account numbers or statements, regarding shares of the fund or other Pioneer mutual funds held in all accounts by you, your spouse or children under the age of 21 with that investment professional or with any other financial intermediary. Eligible accounts may include joint accounts, retirement plan accounts, such as IRA and 401(k) accounts, and custodial accounts, such as ESA, UGMA and UTMA accounts.

It is your responsibility to confirm that your investment professional has notified the distributor of your eligibility for a reduced sales charge at the time of sale. If you or your investment professional do not notify the distributor of your eligibility, you will risk losing the benefits of a reduced sales charge.

For this purpose, Pioneer mutual funds include any fund for which the distributor is principal underwriter and, at the distributor's discretion, may include funds organized outside the U.S. and managed by Amundi Pioneer or an affiliate.

You can locate information regarding the reduction or waiver of sales charges free of charge on Amundi Pioneer's website at us.pioneerinvestments.com. The website includes hyperlinks that facilitate access to this information.

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the fund or through a financial intermediary. Please see the "Intermediary defined sales charge waiver policies" section for more information.

Class A purchases at net asset value

You may purchase Class A shares at net asset value (without a sales charge) as follows. If you believe you qualify for any of the Class A sales charge waivers discussed below, contact your investment professional or the distributor. You are required to provide written confirmation of your eligibility. You may not resell these shares except to or on behalf of the fund.

Class A purchases at net asset value are available to:

      o     Current or former trustees and officers of the fund;

      o Partners and employees of legal counsel to the fund (at the time of initial share purchase);\

      o Directors, officers, employees or sales representatives of Amundi Pioneer and its affiliates (at the time of initial share purchase);

      o Directors, officers, employees or sales representatives of any subadviser or a predecessor adviser (or their affiliates) to any investment company for which Amundi Pioneer serves as investment adviser (at the time of initial share purchase);

      o Officers, partners, employees or registered representatives of broker-dealers (at the time of initial share purchase) which have entered into sales agreements with the distributor;

      o Employees of Regions Financial Corporation and its affiliates (at the time of initial share purchase);

      o     Members of the immediate families of any of the persons above;

      o Any trust, custodian, pension, profit sharing or other benefit plan of the foregoing persons;

      o     Insurance company separate accounts;

      o Certain wrap accounts for the benefit of clients of investment professionals or other financial intermediaries adhering to standards established by the distributor;

      o Other funds and accounts for which Amundi Pioneer or any of its affiliates serves as investment adviser or manager;

      o Investors in connection with certain reorganization, liquidation or acquisition transactions involving other investment companies or personal holding companies;

      o     Certain unit investment trusts;

      o Group employer-sponsored retirement plans with at least $500,000 in total plan assets. Waivers for group employer-sponsored retirement plans do not apply to traditional IRAs, Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) or individual 403(b) plans, or to brokerage relationships in which sales charges are customarily imposed;

      o Group employer-sponsored retirement plans with accounts established with Amundi Pioneer on or before March 31, 2004 with 100 or more eligible employees or at least $500,000 in total plan assets;

      o Participants in an employer-sponsored 403(b) plan or employer-sponsored 457 plan if (i) your employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial intermediary and (ii) all participants in the plan who purchase shares of a Pioneer mutual fund do so through a single broker, dealer or other financial intermediary designated by your employer;

      o Investors purchasing shares pursuant to the reinstatement privilege applicable to Class A shares; and

      o Shareholders of record (i.e., shareholders whose shares are not held in the name of a broker or an omnibus account) on the date of the reorganization of a predecessor Safeco fund into a corresponding Pioneer fund, shareholders who owned shares in the name of an omnibus account provider on that date that agrees with the fund to distinguish beneficial holders in the same manner, and retirement plans with assets invested in the predecessor Safeco fund on that date.


In addition, Class A shares may be purchased at net asset value through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisers. In each case, the intermediary has entered into an agreement with Amundi Pioneer to include the Pioneer funds in their program without the imposition of a sales charge. The intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services. You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs also may offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class. Such mutual fund programs include certain self-directed brokerage services accounts held through qualified intermediaries that may or may not charge participating investors transaction fees.

Contingent deferred sales charges (CDSCs)

Class A shares

Purchases of Class A shares of $500,000 or more may be subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge is payable to the distributor in the event of a share redemption within 12 months following the share purchase at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. However, the contingent deferred sales charge is waived for redemptions of Class A shares purchased by an employer-sponsored retirement plan that has at least $500,000 in total plan assets (or that has 1,000 or more eligible employees for plans with accounts established with Amundi Pioneer on or before March 31, 2004).

Class C shares

You buy Class C shares at net asset value per share without paying an initial sales charge. However, if you sell your Class C shares within one year of purchase, upon redemption you will pay the distributor a contingent deferred sales charge of 1% of the current market value or the original cost of the shares you are selling, whichever is less.

Paying the contingent deferred sales charge (CDSC)

Several rules apply for calculating CDSCs so that you pay the lowest possible CDSC.

      o The CDSC is calculated on the current market value or the original cost of the shares you are selling, whichever is less

      o     You do not pay a CDSC on reinvested dividends or distributions

      o If you sell only some of your shares, the transfer agent will first sell your shares that are not subject to any CDSC and then the shares that you have owned the longest

      o You may qualify for a waiver of the CDSC normally charged. See "Waiver or reduction of contingent deferred sales charges"


Waiver or reduction of contingent deferred sales charges

It is your responsibility to confirm that your investment professional has notified the distributor of your eligibility for a reduced sales charge at the time of sale. If you or your investment professional do not notify the distributor of your eligibility, you will risk losing the benefits of a reduced sales charge.

The distributor may waive or reduce the CDSC for Class A shares that are subject to a CDSC or for Class C shares if:

      o The distribution results from the death of all registered account owners or a participant in an employer-sponsored plan. For UGMAs, UTMAs and trust accounts, the waiver applies only upon the death of all beneficial owners;

      o You become disabled (within the meaning of Section 72 of the Internal Revenue Code) after the purchase of the shares being sold. For UGMAs, UTMAs and trust accounts, the waiver only applies upon the disability of all beneficial owners;

      o The distribution is made in connection with limited automatic redemptions as described in "Systematic withdrawal plans" (limited in any year to 10% of the value of the account in the fund at the time the withdrawal plan is established);

      o The distribution is from any type of IRA, 403(b) or employer-sponsored plan described under Section 401(a) or 457 of the Internal Revenue Code and, in connection with the distribution, one of the following applies:

            o It is part of a series of substantially equal periodic payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary (limited in any year to 10% of the value of the participant's account at the time the distribution amount is established);

            o It is a required minimum distribution due to the attainment of age 70 1/2, in which case the distribution amount may exceed 10% (based solely on total plan assets held in Pioneer mutual funds);

            o It is rolled over to or reinvested in another Pioneer mutual fund in the same class of shares, which will be subject to the CDSC of the shares originally held; or

            o It is in the form of a loan to a participant in a plan that permits loans (each repayment applied to the purchase of shares will be subject to a CDSC as though a new purchase);

      o The distribution is to a participant in an employer-sponsored retirement plan described under Section 401(a) of the Internal Revenue Code or to a participant in an employer-sponsored 403(b) plan or employer-sponsored 457 plan if (i) your employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial intermediary and (ii) all participants in the plan who purchase shares of a Pioneer mutual fund do so through a single broker, dealer or other financial intermediary designated by your employer and is or is in connection with:

            o     A return of excess employee deferrals or contributions;

            o A qualifying hardship distribution as described in the Internal Revenue Code;

            o     Due to retirement or termination of employment;

            o From a qualified defined contribution plan and represents a participant's directed transfer, provided that this privilege has been preauthorized through a prior agreement with the distributor regarding participant directed transfers;

      o The distribution is made pursuant to the fund's right to liquidate or involuntarily redeem shares in a shareholder's account;

      o The distribution is made to pay an account's advisory or custodial fees; or

      o The distributor does not pay the selling broker a commission normally paid at the time of the sale.

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the fund or through a financial intermediary. Please see the "Intermediary defined sales charge waiver policies" section for more information.

Buying, exchanging and selling shares
-------------------------------------

Opening your account

You may open an account by completing an account application and sending it to the fund by mail or by fax. Please call the Pioneer Fund to obtain an account application. Certain types of accounts, such as retirement accounts, have separate applications.

Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the Pioneer Fund. You may be required to obtain a signature guarantee to make certain changes to an existing account.

Call or write to the Pioneer Fund for account applications, account options forms and other account information:

Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014
Telephone 1-800-225-6292

Please note that there may be a delay in receipt by the transfer agent of applications submitted by regular mail to a post office address.

Each Pioneer Fund is generally available for purchase in the United States, Puerto Rico, Guam, American Samoa and the U.S. Virgin Islands. Except to the extent otherwise permitted by the Pioneer Funds' distributor, the Pioneer Funds will only accept accounts from U.S. citizens with a U.S. address (including an APO or FPO address) or resident aliens with a U.S. address (including an APO or FPO address) and a U.S. taxpayer identification number.

Identity verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will need to supply your name, address, date of birth, and other information that will allow the fund to identify you.

A Pioneer Fund may close your account if we cannot adequately verify your identity. The redemption price will be the net asset value on the date of redemption.

Investing through financial intermediaries and retirement plans

If you invest in a Pioneer Fund through your financial intermediary or through a retirement plan, the options and services available to you may be different from those discussed in this Information Statement/Prospectus. Shareholders investing through financial intermediaries, programs sponsored by financial intermediaries and retirement plans may only purchase funds and classes of shares that are available. When you invest through an account that is not in your name, you generally may buy and sell shares and complete other transactions only through the account. Ask your investment professional or financial intermediary for more information.

Additional conditions may apply to your investment in a Pioneer Fund, and the investment professional or intermediary may charge you a transaction-based, administrative or other fee for its services. These conditions and fees are in addition to those imposed by the Pioneer Fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.

Share prices for transactions

If you place an order to purchase, exchange or sell shares that is received in good order by a Pioneer Fund's transfer agent or an authorized agent by the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time), the share price for your transaction will be based on the net asset value determined as of the scheduled close of regular trading on the New York Stock Exchange on that day (plus or minus any applicable sales charges). If your order is received by the transfer agent or an authorized agent after the scheduled close of regular trading on the New York Stock Exchange, or your order is not in good order, the share price will be based on the net asset value next determined after your order is received in good order by the fund or authorized agent. The authorized agent is responsible for transmitting your order to the fund in a timely manner.

Good order means that:

      o     You have provided adequate instructions

      o     There are no outstanding claims against your account

      o     There are no transaction limitations on your account

      o     Your request includes a signature guarantee if you:

            -- Are selling over $100,000 or exchanging over $500,000 worth of shares

            -- Changed your account registration or address within the last 30 days

            -- Instruct the transfer agent to mail the check to an address different from the one on your account

            -- Want the check paid to someone other than the account's record owner(s)

            -- Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration

Transaction limitations

Your transactions are subject to certain limitations, including the limitation on the purchase of a Pioneer Fund's shares within 30 calendar days of a redemption. See "Excessive trading."

Buying, exchanging and selling shares
-------------------------------------

Buying

You may buy a Pioneer Fund's shares from any financial intermediary that has a sales agreement or other arrangement with the distributor.

You can buy shares at net asset value per share plus any applicable sales charge. The distributor may reject any order until it has confirmed the order in writing and received payment. Normally, your financial intermediary will send your purchase request to the Pioneer Fund's transfer agent. Consult your investment professional for more information. Your investment firm receives a commission from the distributor, and may receive additional compensation from Amundi Pioneer, for your purchase of shares of a Pioneer Fund.

Minimum investment amounts

Class A and Class C shares

Your initial investment must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class C shares.

You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm. A Pioneer Fund may waive the initial or subsequent investment minimums. Minimum investment amounts may be waived for, among other things, share purchases made through certain mutual fund programs (e.g., asset based fee program accounts) sponsored by qualified intermediaries, such as broker-dealers and investment advisers, that have entered into an agreement with Amundi Pioneer.

Class R shares

There is no minimum investment amount for Class R shares, although investments are subject to the Pioneer Fund's policies regarding small accounts.

Class Y shares

Your initial investment in Class Y shares must be at least $5 million. This amount may be invested in one or more of the Pioneer mutual funds that currently offer Class Y shares. There is no minimum additional investment amount. A Pioneer Fund may waive the initial investment amount.

Waiver of the minimum investment amount for Class Y

The fund will accept an initial investment of less than $5 million if:

      (a) The investment is made by a trust company or bank trust department which is initially investing at least $1 million in any of the Pioneer mutual funds and, at the time of the purchase, such assets are held in a fiduciary, advisory, custodial or similar capacity over which the trust company or bank trust department has full or shared investment discretion; or

      (b) The investment is at least $1 million in any of the Pioneer mutual funds and the purchaser is an insurance company separate account; or

      (c) The account is not represented by a broker-dealer and the investment is made by (1) an ERISA-qualified retirement plan that meets the requirements of Section 401 of the Internal Revenue Code, (2) an employer-sponsored retirement plan that meets the requirements of Sections 403 or 457 of the Internal Revenue Code, (3) a private foundation that meets the requirements of Section 501(c)(3) of the Internal Revenue Code or (4) an endowment or other organization that meets the requirements of Section 509(a)(1) of the Internal Revenue Code; or

      (d) The investment is made by an employer-sponsored retirement plan established for the benefit of (1) employees of Amundi Pioneer or its affiliates, or (2) employees or the affiliates of broker-dealers who have a Class Y shares sales agreement with the distributor; or

      (e) The investment is made through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisers. In each case, the intermediary has entered into an agreement with Amundi Pioneer to include Class Y shares of the Pioneer mutual funds in their program. The intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services. You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs may also offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class; or

      (f)   The investment is made by another Pioneer fund.

The fund reserves the right to waive the initial investment minimum in other circumstances.

Maximum purchase amounts

Purchases of shares of a Pioneer Fund are limited to $499,999 for Class C shares. This limit is applied on a per transaction basis. Class A, Class R and Class Y shares are not subject to a maximum purchase amount.

Retirement plan accounts

You can purchase shares of a Pioneer Fund through tax-deferred retirement plans for individuals, businesses and tax-exempt organizations.

Your initial investment for most types of retirement plan accounts must be at least $250. Additional investments for most types of retirement plans must be at least $100.

You may not use the account application accompanying this prospectus to establish an Amundi Pioneer retirement plan. You can obtain retirement plan applications from your investment firm or by calling the Retirement Plans Department at 1-800-622-0176.

How to buy shares

Through your investment firm

Normally, your investment firm will send your purchase request to the Pioneer Funds' distributor and/or transfer agent. Consult your investment professional for more information. Your investment firm receives a commission from the distributor, and may receive additional compensation from Amundi Pioneer, for your purchase of shares of a Pioneer Fund.

By phone or online

You can use the telephone or online purchase privilege if you have an existing non-retirement account. Certain IRAs can use the telephone purchase privilege. If your account is eligible, you can purchase additional fund shares by phone or online if:

      o     You established your bank account of record at least 30 days ago

      o     Your bank information has not changed for at least 30 days

      o You are not purchasing more than $100,000 worth of shares per account per day

      o     You can provide the proper account identification information


When you request a telephone or online purchase, the transfer agent will electronically debit the amount of the purchase from your bank account of record. The transfer agent will purchase shares of the Pioneer Fund for the amount of the debit at the offering price determined after the transfer agent receives your telephone or online purchase instruction and good funds. It usually takes three business days for the transfer agent to receive notification from your bank that good funds are available in the amount of your investment.

In writing, by mail

You can purchase shares of a Pioneer Fund for an existing fund account by mailing a check to the fund. Make your check payable to the Pioneer Fund. Neither initial nor subsequent investments should be made by third party check, travelers check, or credit card check. Your check must be in U.S. dollars and drawn on a U.S. bank. Include in your purchase request the Pioneer Fund's name, the account number and the name or names in the account registration. Please note that there may be a delay in receipt by the fund's transfer agent of purchase orders submitted by regular mail to a post office address.

By wire (Class Y shares only)

If you have an existing (Class Y shares only) account, you may wire funds to purchase shares. Note, however, that:

      o State Street Bank must receive your wire no later than 11:00 a.m. Eastern time on the business day after the Pioneer Fund receives your request to purchase shares

      o If State Street Bank does not receive your wire by 11:00 a.m. Eastern time on the next business day, your transaction will be canceled at your expense and risk

      o Wire transfers normally take two or more hours to complete and a fee may be charged by the sending bank

      o Wire transfers may be restricted on holidays and at certain other times


Instruct your bank to wire funds to:

Receiving Bank:        State Street Bank and Trust Company
                       225 Franklin Street
                       Boston, MA 02101
                       ABA Routing No. 011000028

For further credit to: Shareholder Name
                       Existing Pioneer Account No.
                       [Name of Pioneer Fund]

The transfer agent must receive your account application before you send your initial check or federal funds wire. In addition, you must provide a bank wire address of record when you establish your account.

Exchanging

You may, under certain circumstances, exchange your shares for shares of the same class of another Pioneer mutual fund.

Your exchange request must be for at least $1,000. Each Pioneer Fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred sales charge at the time of the exchange. Shares you acquire as part of an exchange will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge.

Before you request an exchange, consider each fund's investment objective and policies as described in the fund's prospectus. You generally will have to pay income taxes on an exchange.

Same-fund exchange privilege

Certain shareholders may be eligible to exchange their shares for shares of another class. If eligible, no sales charges or other charges will apply to any such exchange. Generally, shareholders will not recognize a gain or loss for federal income tax purposes upon such an exchange. Investors should contact their financial intermediary to learn more about the details of this privilege.

How to exchange shares

Through your investment firm

Normally, your investment firm will send your exchange request to the Pioneer Fund's transfer agent. Consult your investment professional for more information about exchanging your shares.

By phone or online

After you establish an eligible fund account, you can exchange shares of a Pioneer Fund by phone or online if:

      o You are exchanging into an existing account or using the exchange to establish a new account, provided the new account has a registration identical to the original account

      o The fund into which you are exchanging offers the same class of shares

      o You are not exchanging more than $500,000 worth of shares per account per day

      o     You can provide the proper account identification information

In writing, by mail or by fax

You can exchange shares of a Pioneer Fund by mailing or faxing a letter of instruction to the fund. You can exchange shares of a Pioneer Fund directly through the Pioneer Fund only if your account is registered in your name. However, you may not fax an exchange request for more than $500,000. Include in your letter:

      o     The name and signature of all registered owners

      o A signature guarantee for each registered owner if the amount of the exchange is more than $500,000

      o The name of the Pioneer Fund out of which you are exchanging and the name of the fund into which you are exchanging

      o     The class of shares you are exchanging

      o     The dollar amount or number of shares you are exchanging

Please note that there may be a delay in receipt by the fund's transfer agent of exchange requests submitted by regular mail to a post office address.

Selling

Your shares will be sold at the share price (net asset value less any applicable sales charge) next calculated after the Pioneer Fund or its authorized agent, such as a broker-dealer, receives your request in good order. If a signature guarantee is required, you must submit your request in writing.

If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds. Each Pioneer Fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Your redemption proceeds normally will be sent within 1 business day after your request is received in good order, but in any event within 7 days, regardless of the method the Pioneer Fund uses to make such payment. If you recently sent a check to purchase the shares being sold, the Pioneer Fund may delay payment of the sale proceeds until your check has cleared. This may take up to 10 calendar days from the purchase date.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the New York Stock Exchange is closed (other than on weekends or holidays) or trading is restricted, if the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for a Pioneer Fund to sell or value its portfolio securities, or otherwise as permitted by the rules of or by the order of the Securities and Exchange Commission.

If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

You generally will have to pay income taxes on a sale.

If you must use a written request to exchange or sell your shares and your account is registered in the name of a corporation or other fiduciary you must include the name of an authorized person and a certified copy of a current corporate resolution, certificate of incumbency or similar legal document showing that the named individual is authorized to act on behalf of the record owner.

Under normal circumstances, a Pioneer Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. Each Pioneer Fund also may pay redemption proceeds using cash obtained through a committed, unsecured revolving credit facility, an interfund lending facility, and other borrowing arrangements that may be available from time to time.

Each Pioneer Fund reserves the right to redeem in kind, that is, to pay all or a portion of your redemption proceeds by giving you securities. Securities you receive this way may increase or decrease in value while you hold them and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash. Each Pioneer Fund may redeem in kind at a shareholder's request or, for example, if the Pioneer Fund reasonably believes that a cash redemption may have a substantial impact on the Pioneer Fund and its remaining shareholders. During periods of stressed market conditions, a Pioneer Fund may be more likely to pay redemption proceeds by giving you securities.

How to sell shares

Through your investment firm

Normally, your investment firm will send your request to sell shares to the Pioneer Funds' transfer agent. Consult your investment professional for more information. Each Pioneer Fund has authorized the distributor to act as its agent in the repurchase of fund shares from qualified investment firms. Each Pioneer Fund reserves the right to terminate this procedure at any time.

By phone or online

If you have an eligible non-retirement account, you may sell up to $100,000 per account per day by phone or online. You may sell shares of a Pioneer Fund held in a retirement plan account by phone only if your account is an eligible IRA (tax penalties may apply). You may not sell your shares by phone or online if you have changed your address (for checks) or your bank information (for wires and transfers) in the last 30 days.

You may receive your sale proceeds:

      o By check, provided the check is made payable exactly as your account is registered

      o By bank wire or by electronic funds transfer, provided the sale proceeds are being sent to your bank address of record


For Class Y shares, shareholders may sell up to $5 million per account per day if the proceeds are directed to your bank account of record ($100,000 per account per day if the proceeds are not directed to your bank account of record).

In writing, by mail or by fax

You can sell some or all of your shares of a Pioneer Fund by writing directly to the Pioneer Fund only if your account is registered in your name. Include in your request your name, the name of the Pioneer Fund, your fund account number, the class of shares to be sold, the dollar amount or number of shares to be sold and any other applicable requirements as described below. The transfer agent will send the sale proceeds to your address of record unless you provide other instructions. Your request must be signed by all registered owners and be in good order.

The transfer agent will not process your request until it is received in good order.

You may sell up to $100,000 per account per day by fax.

Please note that there may be a delay in receipt by the fund's transfer agent of redemption requests submitted by regular mail to a post office address.

How to contact Amundi Pioneer

By phone

For information or to request a telephone transaction between 8:00 a.m. and 7:00 p.m. (Eastern time) by speaking with a shareholder services representative call
1-800-225-6292

To request a transaction using FactFoneSM call
1-800-225-4321

By mail

Send your written instructions to:
Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014

Amundi Pioneer website
us.pioneerinvestments.com

By fax

Fax your exchange and sale requests to:
1-800-225-4240

Account options

See the account application form for more details on each of the following services or call the transfer agent for details and availability.

Telephone transaction privileges

If your account is registered in your name, you can buy, exchange or sell shares of the Pioneer Funds by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the fund.

When you request a telephone transaction the fund's transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller to provide validating information for the account and sends you a written confirmation. Each Pioneer Fund may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. If a Pioneer Fund's confirmation procedures are followed, neither the fund nor its agents will bear any liability for these transactions.

Online transaction privileges

If your account is registered in your name, you may be able to buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your fund shares online.

To establish online transaction privileges:

      o For new accounts, complete the online section of the account application

      o For existing accounts, complete an account options form, write to the transfer agent or complete the online authorization screen at us.pioneerinvestments.com.


To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Amundi Pioneer website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. Each Pioneer Fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

Automatic investment plans

You can make regular periodic investments in a Pioneer Fund by setting up monthly bank drafts, government allotments, payroll deductions, an Automatic Investment Plan and other similar automatic investment plans. Automatic investments may be made only through U.S. banks. You may use an automatic investment plan to establish a Class A share account with a small initial investment. If you have a Class C or Class R share account and your balance is at least $1,000, you may establish an automatic investment plan.

Automatic Investment Plan

If you establish an Automatic Investment Plan, the transfer agent will make a periodic investment in shares of a Pioneer Fund by means of a preauthorized electronic funds transfer from your bank account. Your plan investments are voluntary. You may discontinue your plan at any time or change the plan's dollar amount, frequency or investment date by calling or writing to the transfer agent. You should allow up to 30 days for the transfer agent to establish your plan.

Automatic exchanges

You can automatically exchange your shares of a Pioneer Fund for shares of the same class of another Pioneer mutual fund. The automatic exchange will begin on the day you select when you complete the appropriate section of your account application or an account options form. In order to establish automatic exchange:

      o     You must select exchanges on a monthly or quarterly basis

      o Both the originating and receiving accounts must have identical registrations

      o     The originating account must have a minimum balance of $5,000

You may have to pay income taxes on an exchange.

Distribution options

Each Pioneer Fund offers three distribution options. Any shares of a Pioneer Fund you buy by reinvesting distributions will be priced at the applicable net asset value per share.

      (1) Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by a Pioneer Fund will automatically be invested in additional fund shares.

      (2) You may elect to have the amount of any dividends paid to you in cash and any capital gain distributions reinvested in additional shares.

      (3) You may elect to have the full amount of any dividends and/or capital gain distributions paid to you in cash.

Options (2) and (3) are not available to retirement plan accounts or accounts with a current value of less than $500.

If you are under 59[], taxes and tax penalties may apply.

If your distribution check is returned to the transfer agent or you do not cash the check for six months or more, the transfer agent may reinvest the amount of the check in your account and automatically change the distribution option on your account to option (1) until you request a different option in writing. If the amount of a distribution check would be less than $25, the Pioneer Fund may reinvest the amount in additional shares of the fund instead of sending a check. Additional shares of the Pioneer Fund will be purchased at the then-current net asset value.

Directed dividends

You can invest the dividends paid by one of your Pioneer mutual fund accounts in a second Pioneer mutual fund account. The value of your second account must be at least $1,000. You may direct the investment of any amount of dividends. There are no fees or charges for directed dividends. If you have a retirement plan account, you may only direct dividends to accounts with identical registrations.

Systematic withdrawal plans

When you establish a systematic withdrawal plan for your account, the transfer agent will sell the number of fund shares you specify on a periodic basis and the proceeds will be paid to you or to any person you select. You must obtain a signature guarantee to direct payments to another person after you have established your systematic withdrawal plan. Payments can be made either by check or by electronic transfer to a U.S. bank account you designate.

To establish a systematic withdrawal plan:

      o Your account must have a total value of at least $10,000 when you establish your plan

      o You may not request a periodic withdrawal of more than 10% of the value of any Class C or Class R share account (valued at the time the plan is implemented)

These requirements do not apply to scheduled (Internal Revenue Code Section 72(t) election) or mandatory (required minimum distribution) withdrawals from IRAs and certain retirement plans.

Systematic sales of fund shares may be taxable transactions for you. While you are making systematic withdrawals from your account, you may pay unnecessary initial sales charges on additional purchases of Class A shares or contingent deferred sales charges.

Direct deposit

If you elect to take dividends or dividends and capital gain distributions in cash, or if you establish a systematic withdrawal plan, you may choose to have those cash payments deposited directly into your savings, checking or NOW bank account.

Voluntary tax withholding

You may have the transfer agent withhold 28% of the dividends and capital gain distributions paid from your fund account (before any reinvestment) and forward the amount withheld to the Internal Revenue Service as a credit against your federal income taxes. Voluntary tax withholding is not available for retirement plan accounts or for accounts subject to backup withholding.

Shareholder services and policies
---------------------------------

Excessive trading

Frequent trading into and out of a Pioneer Fund can disrupt portfolio management strategies, harm the Pioneer Fund's performance by forcing the Pioneer Fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the Pioneer Fund's portfolio securities for purposes of calculating its net asset value does not fully reflect the then-current fair market value of those holdings. Each Pioneer Fund discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a Pioneer Fund's shares to be excessive for a variety of reasons, such as if:

      o You sell shares within a short period of time after the shares were purchased;

      o You make two or more purchases and redemptions within a short period of time;

      o You enter into a series of transactions that indicate a timing pattern or strategy; or

      o We reasonably believe that you have engaged in such practices in connection with other mutual funds.

Each Pioneer Fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by investors in the Pioneer Fund. Pursuant to these policies and procedures, we monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker or other intermediary has engaged in excessive short-term trading that we believe may be harmful to a Pioneer Fund, we will ask the investor, broker or other intermediary to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker, other intermediary or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of the shareholders of the Pioneer Fund.

While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, your return from an investment in a Pioneer Fund may be adversely affected. Frequently, shares of a Pioneer Fund are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker or other intermediary, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts may be limited and dependent upon the cooperation of the broker or other intermediary in taking steps to limit this type of activity.

Each Pioneer Fund may reject a purchase or exchange order before its acceptance or the issuance of shares. Each Pioneer Fund may also restrict additional purchases or exchanges in an account. Each of these steps may be taken for any transaction, for any reason, without prior notice, including transactions that the Pioneer Fund believes are requested on behalf of market timers. Each Pioneer Fund reserves the right to reject any purchase or exchange request by any investor or financial institution if the Pioneer Fund believes that any combination of trading activity in the account or related accounts is potentially disruptive to the fund. A prospective investor whose purchase or exchange order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order had been accepted and an investment made in the fund. A Pioneer Fund and its shareholders do not incur any gain or loss as a result of a rejected order. Each Pioneer Fund may impose further restrictions on trading activities by market timers in the future.

To limit the negative effects of excessive trading, each Pioneer Fund has adopted the following restriction on investor transactions. If an investor redeems $5,000 or more (including redemptions that are a part of an exchange transaction) from a Pioneer Fund, that investor shall be prevented (or "blocked") from purchasing shares of the Pioneer Fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. This policy does not apply to systematic purchase or withdrawal plan transactions, transactions made through employer-sponsored retirement plans described under Section 401(a), 403(b) or 457 of the Internal Revenue Code or employee benefit plans, scheduled (Internal Revenue Code Section 72(t) election) or mandatory (required minimum distribution) withdrawals from IRAs, rebalancing transactions made through certain asset allocation or "wrap" programs, transactions by insurance company separate accounts or transactions by other funds that invest in the Pioneer Fund. This policy does not apply to purchase or redemption transactions of less than $5,000 or to Pioneer U.S. Government Money Market Fund or Pioneer Multi-Asset Ultrashort Income Fund.

We rely on financial intermediaries that maintain omnibus accounts to apply to their customers either the Pioneer Funds' policy described above or the intermediaries' own policies or restrictions designed to limit excessive trading of shares of a Pioneer Fund. However, we do not impose this policy at the omnibus account level.

Purchases pursuant to the reinstatement privilege (for Class A shares) are subject to this policy.

Purchases in kind

You may use securities you own to purchase shares of a Pioneer Fund provided that Amundi Pioneer, in its sole discretion, determines that the securities are consistent with the Pioneer Fund's objective and policies and their acquisition is in the best interests of the Pioneer Fund. If the Pioneer Fund accepts your securities, they will be valued for purposes of determining the number of shares of the Pioneer Fund to be issued to you in the same way the fund will value the securities for purposes of determining its net asset value. For federal income tax purposes, you may be taxed in the same manner as if you sold the securities that you use to purchase shares of the Pioneer Fund for cash in an amount equal to the value of the shares of the Pioneer fund that you purchase. Your broker may also impose a fee in connection with processing your purchase of shares of a Pioneer Fund with securities.

Reinstatement privilege (Class A shares)

If you recently sold all or part of your Class A shares, you may be able to reinvest all or part of your sale proceeds without a sales charge in Class A shares of any Pioneer mutual fund. To qualify for reinstatement:

      o You must send a written request to the transfer agent no more than 90 days after selling your shares and

      o The registration of the account in which you reinvest your sale proceeds must be identical to the registration of the account from which you sold your shares.

Purchases pursuant to the reinstatement privilege are subject to limitations on investor transactions, including the limitation on the purchase of a Pioneer Fund's shares within 30 calendar days of redemption. See "Excessive trading."

When you elect reinstatement, you are subject to the provisions outlined in the selected the Pioneer Fund's prospectus, including the fund's minimum investment requirement. Your sale proceeds will be reinvested in shares of the Pioneer Fund at the Class A net asset value per share determined after the transfer agent receives your written request for reinstatement. You may realize a gain or loss for federal income tax purposes as a result of your sale of shares of a Pioneer Fund, and special tax rules may apply if you elect reinstatement. Consult your tax adviser for more information.

Amundi Pioneer website

us.pioneerinvestments.com

The website includes a full selection of information on mutual fund investing.

You can also use the website to get:

      o     Your current account information

      o Prices, returns and yields of all publicly available Pioneer mutual funds

      o Prospectuses, statements of additional information and shareowner reports for all the Pioneer mutual funds

      o     A copy of Amundi Pioneer's privacy notice

If you or your investment firm authorized your account for the online transaction privilege, you may buy, exchange and sell shares online.

FactFone(SM) 1-800-225-4321
You can use FactFone(SM) to:

      o     Obtain current information on your Pioneer mutual fund accounts

      o Inquire about the prices and yields of all publicly available Pioneer mutual funds

      o Make computer-assisted telephone purchases, exchanges and redemptions for your fund accounts

      o     Request account statements

If you plan to use FactFone(SM) to make telephone purchases and redemptions, first you must activate your personal identification number and establish your bank account of record. If your account is registered in the name of a broker-dealer or other third party, you may not be able to use FactFone(SM).

If your account is registered in the name of a broker-dealer or other third party, you may not be able to use FactFone(SM) to obtain account information.

Household delivery of fund documents

With your consent, Amundi Pioneer may send a single proxy statement, prospectus and shareowner report to your residence for you and any other member of your household who has an account with a Pioneer Fund. If you wish to revoke your consent to this practice, you may do so by notifying Amundi Pioneer, by phone or in writing (see "How to contact us"). Amundi Pioneer will begin mailing separate proxy statements, prospectuses and shareowner reports to you within 30 days after receiving your notice.

Confirmation statements

The Pioneer Funds' transfer agent maintains an account for each investment firm or individual shareowner and records all account transactions. You will be sent confirmation statements showing the details of your transactions as they occur, except automatic investment plan transactions, which are confirmed quarterly. If you have more than one Pioneer mutual fund account registered in your name, the Amundi Pioneer combined account statement will be mailed to you each quarter.

Tax information

Early each year, each Pioneer Fund will mail you information about the tax status of the dividends and distributions paid to you by the Pioneer Fund.

Tax information for IRA rollovers

In January (or by the applicable Internal Revenue Service deadline) following the year in which you take a reportable distribution, the Pioneer Funds' transfer agent will mail you a tax form reflecting the total amount(s) of distribution(s) received by the end of January.

Privacy

Each Pioneer Fund has a policy designed to protect the privacy of your personal information. A copy of Amundi Pioneer's privacy notice was given to you at the time you opened your account. Each Pioneer Fund will send you a copy of the privacy notice each year. You may also obtain the privacy notice by calling the fund or through Amundi Pioneer's website.

Signature guarantees and other requirements

You are required to obtain a signature guarantee when:

      o Requesting certain types of exchanges or sales of shares of a Pioneer Fund

      o     Redeeming shares for which you hold a share certificate

      o     Requesting certain types of changes for your existing account


You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.

The Pioneer funds generally accept only medallion signature guarantees. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted as medallion signature guarantees. A Pioneer Fund may accept other forms of guarantee from financial intermediaries in limited circumstances.

Fiduciaries and corporations are required to submit additional documents to sell shares of a Pioneer Fund.

Minimum account size

Each Pioneer Fund requires that you maintain a minimum account value of $500. If you hold less than $500 in your account, each Pioneer Fund reserves the right to notify you that it intends to sell your shares and close your account. You will be given 60 days from the date of the notice to make additional investments to avoid having your shares sold. This policy does not apply to certain qualified retirement plan accounts.

Telephone and website access

You may have difficulty contacting a Pioneer Fund by telephone or accessing us.pioneerinvestments.com during times of market volatility or disruption in telephone or Internet service. On New York Stock Exchange holidays or on days when the exchange closes early, Amundi Pioneer will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access us.pioneerinvestments.com or reach a Pioneer Fund by telephone, you should communicate with the Pioneer Fund in writing.

Share certificates

The Pioneer Funds do not offer share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning your certificate to the transfer agent, along with a letter of instruction or a stock power (a separate written authority transferring ownership) and a signature guarantee.

Other policies

Each Pioneer Fund and the distributor reserve the right to:

      o reject any purchase or exchange order for any reason, without prior notice

      o charge a fee for exchanges or to modify, limit or suspend the exchange privilege at any time without notice. Each Pioneer Fund will provide 60 days' notice of material amendments to or termination of the exchange privilege

      o revise, suspend, limit or terminate the account options or services available to shareowners at any time, except as required by the rules of the Securities and Exchange Commission

Each Pioneer Fund reserves the right to:

      o charge transfer, shareholder servicing or similar agent fees, such as an account maintenance fee for small balance accounts, directly to accounts upon at least 30 days' notice. A Pioneer Fund may do this by deducting the fee from your distribution of dividends and/or by redeeming fund shares to the extent necessary to cover the fee

      o close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state

Dividends, capital gains and taxes
----------------------------------

Dividends and capital gains

Each Pioneer Fund generally pays any distributions of net short- and long-term capital gains in November.

Each Pioneer Fund generally pays dividends from any net investment income in December.

Each Pioneer Fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid U.S. federal income or excise tax. If you invest in a Pioneer Fund shortly before a dividend or other distribution, generally you will pay a higher price per share and, unless you are exempt from tax, you will pay taxes on the amount of the distribution whether you reinvest the distribution in additional shares or receive it as cash.

Taxes

You will normally have to pay federal income taxes, and any state or local taxes, on the dividends and other distributions you receive from a Pioneer Fund, whether you take the distributions in cash or reinvest them in additional shares. For U.S. federal income tax purposes, distributions from a Pioneer Fund's net capital gains (if any) are considered long-term capital gains and are generally taxable to noncorporate shareholders at rates of up to 20%. Distributions from a Pioneer Fund's net short-term capital gains are generally taxable as ordinary income. Other dividends are taxable either as ordinary income or, in general, if paid from a Pioneer Fund's "qualified dividend income" and if certain conditions, including holding period requirements, are met by the Pioneer Fund and the shareholder, as qualified dividend income taxable to noncorporate shareholders at U.S. federal income tax rates of up to 20%.

"Qualified dividend income" generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Pioneer Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.

A portion of dividends received from a Pioneer Fund (but none of the Pioneer Fund's capital gain distributions) may qualify for the dividends-received deduction for corporations.

Each Pioneer Fund will report to shareholders annually the U.S. federal income tax status of all fund distributions.

If a Pioneer Fund declares a dividend in October, November or December, payable to shareholders of record in such a month, and pays it in January of the following year, you will be taxed on the dividend as if you received it in the year in which it was declared.

Sales and exchanges generally will be taxable transactions to shareowners. When you sell or exchange Pioneer Fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, dividends, interest and certain capital gains are generally taken into account in computing a shareholder's net investment income.

You must provide your social security number or other taxpayer identification number to the applicable Pioneer Fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise legally required to do so, the Pioneer Fund will apply "backup withholding" tax on your dividends and other distributions, sale proceeds and any other payments to you that are subject to backup withholding. The backup withholding rate is 28%.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, generally are not subject to U.S. federal income tax on Pioneer Fund dividends or other distributions or on sales or exchanges of Pioneer Fund shares. However, in the case of Pioneer Fund shares held through a nonqualified deferred compensation plan, Pioneer Fund dividends and other distributions received by the plan and sales and exchanges of fund shares by the plan generally will be taxable to the employer sponsoring such plan in accordance with U.S. federal income tax laws that are generally applicable to shareholders receiving such dividends and other distributions from regulated investment companies such as the applicable Pioneer Fund or effecting such sales or exchanges.

Plan participants whose retirement plan invests in a Pioneer Fund generally are not subject to federal income tax on the Pioneer Fund's dividends or other distributions received by the plan or on sales or exchanges of the Pioneer Fund's shares by the plan. However, distributions to plan participants from a retirement plan generally are taxable to plan participants as ordinary income.

You should ask your tax adviser about any federal, state, local and foreign tax considerations relating to an investment in a Pioneer Fund. You may also consult the Pioneer Fund's statement of additional information for a more detailed discussion of the U.S. federal income tax considerations that may affect the Pioneer Fund and its shareowners.

Intermediary defined sales charge waiver policies

Merrill Lynch

Effective April 10, 2017, shareholders purchasing fund shares through a Merrill Lynch platform or account are eligible only for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Information
Statement/Prospectus or the Pioneer Fund's statement of additional information.

Front-End Sales Charge Waivers for Class A Shares available at Merrill Lynch

      o Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the plan is a group plan (more than one participant), the shares are not held in a commission-based brokerage account and shares are held in the name of the plan through an omnibus account

      o     Shares purchased by or through a 529 Plan

      o Shares purchased through a Merrill Lynch affiliated investment advisory program

      o Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform

      o Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

      o Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

      o Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

      o Employees and registered representatives of Merrill Lynch or its affiliates and their family members

      o Trustees of the fund, and employees of the fund's investment adviser or any of its affiliates, as described in this prospectus

      o Shares purchased from the proceeds of redemptions within the Pioneer fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on Class A and C Shares available at Merrill Lynch

      o     Death or disability of the shareholder

      o Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus

      o     Return of excess contributions from an IRA Account

      o Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70

      o Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

      o     Shares acquired through a right of reinstatement

      o Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A and C shares only)

Front-End Sales Charge Discounts for Class A Shares available at Merrill Lynch:
Breakpoints, Rights of Accumulation and Letters of Intent

      o     Breakpoints as described in this prospectus.

      o Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of Pioneer fund family assets held by accounts within the purchaser's household at Merrill Lynch. Eligible Pioneer fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

      o Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within the Pioneer fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

                              FINANCIAL HIGHLIGHTS

     The financial highlights table helps you understand the Acquiring Fund's financial performance for the past five years and, if applicable, for any recent semiannual period.

     Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that you would have earned or lost on an investment in Class A, Class C, Class R or Class Y shares of the Acquiring Fund (assuming reinvestment of all dividends and distributions).

     For financial statement purposes with respect to the Reorganization, the Acquiring Fund will be the accounting survivor of the Reorganization. As the accounting survivor, the Acquiring Fund's operating history will be used for financial reporting purposes after consummation of the Reorganization.

     The information below for the fiscal years ended August 31, 2014 through August 31, 2016 has been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose report is included in the Acquiring Fund's annual report along with the Acquiring Fund's financial statements. The information below for each of the periods ended on or prior to August 31, 2013 was audited by another independent registered public accounting firm. The Acquiring Fund's annual and semi-annual reports are available upon request.

Financial Highlights
Pioneer Global Equity Fund
                                                             Six Months
                                                               Ended          Year       Year        Year       Year       Year
                                                              2/28/17         Ended      Ended       Ended      Ended      Ended
                                                             (unaudited)     8/31/16    8/31/15     8/31/14    8/31/13    8/31/12
                                                             ----------------------------------------------------------------------
 Class A
 Net asset value, beginning of period                         $    13.43     $ 13.00    $ 14.05     $ 11.31    $  9.64    $  9.27
-----------------------------------------------------------------------------------------------------------------------------------
 Increase (decrease) from investment operations:
   Net investment income (loss)                               $     0.02(a)  $  0.14(a) $  0.07     $  0.27    $  0.15    $  0.17
   Net realized and unrealized gain (loss) on investments           0.97        0.37      (0.74)       2.67       1.68       0.33
-----------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) from investment operations           $     0.99     $  0.51    $ (0.67)    $  2.94    $  1.83    $  0.50
-----------------------------------------------------------------------------------------------------------------------------------
 Distribution to shareowners:
   Net investment income                                      $    (0.17)    $ (0.08)   $ (0.38)    $ (0.20)   $ (0.16)   $ (0.13)
-----------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value                   $     0.82     $  0.43    $ (1.05)    $  2.74    $  1.67    $  0.37
-----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                               $    14.25     $ 13.43    $ 13.00     $ 14.05    $ 11.31    $  9.64
-----------------------------------------------------------------------------------------------------------------------------------
 Total return*                                                      7.43%       3.92%     (4.88)%     26.13%     19.17%      5.50%
 Ratio of net expenses to average net assets                        1.29%**     1.30%      1.30%       1.30%      1.30%      1.30%
 Ratio of net investment income (loss) to average net assets        0.29%**     1.08%      0.60%       2.01%      1.35%      1.71%
 Portfolio turnover rate                                             107%**       88%       109%        121%       160%       152%
 Net assets, end of period (in thousands)                     $   71,688     $74,333    $77,115     $76,638    $62,996    $56,970
 Ratios with no waiver of fees and assumption of expenses by
   PIM and no reduction for fees paid indirectly:
   Total expenses to average net assets                             1.44%**     1.45%      1.50%       1.56%      1.67%      1.72%
   Net investment income (loss) to average net assets               0.14%**     0.94%      0.40%       1.75%      0.98%      1.29%
-----------------------------------------------------------------------------------------------------------------------------------

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**    Annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

Financial Highlights (continued)
Pioneer Global Equity Fund
                                                             Six Months
                                                               Ended              Year       Year         Year     Year      Year
                                                              2/28/17             Ended      Ended        Ended    Ended     Ended
                                                             (unaudited)         8/31/16    8/31/15      8/31/14  8/31/13   8/31/12
                                                             -----------------------------------------------------------------------
 Class C
 Net asset value, beginning of period                         $  13.13         $ 12.72     $ 13.78      $ 11.11   $ 9.47   $ 9.09
------------------------------------------------------------------------------------------------------------------------------------
 Increase (decrease) from investment operations:
   Net investment income (loss)                               $  (0.03)(a)(b)  $  0.04(b)  $ (0.08)(a)  $  0.14   $ 0.05   $ 0.10
   Net realized and unrealized gain (loss) on investments         0.93            0.37       (0.68)        2.63     1.66     0.31
------------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) from investment operations           $   0.90         $  0.41     $ (0.76)     $  2.77   $ 1.71   $ 0.41
------------------------------------------------------------------------------------------------------------------------------------
 Distribution to shareowners:
   Net investment income                                      $  (0.06)        $   --      $ (0.30)     $ (0.10) $ (0.07)  $(0.03)
------------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value                   $   0.84         $  0.41     $ (1.06)     $  2.67   $ 1.64   $ 0.38
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                               $  13.97         $ 13.13     $ 12.72      $ 13.78  $ 11.11   $ 9.47
------------------------------------------------------------------------------------------------------------------------------------
 Total return*                                                    6.91%           3.22%      (5.60)%      24.98%   18.11%     4.56%
 Ratio of net expenses to average net assets                      2.01%**         2.03%       2.05%        2.20%    2.20%     2.20%
 Ratio of net investment income (loss) to average net assets     (0.43)%**        0.35%      (0.14)%       1.13%    0.45%     0.82%
 Portfolio turnover rate                                           107%**           88%        109%         121%     160%      152%
 Net assets, end of period (in thousands)                     $ 11,986         $12,170     $13,552      $ 8,427  $ 6,516   $ 5,682
 Ratios with no waiver of fees and assumption of expenses by
   PIM and no reduction for fees paid indirectly:
   Total expenses to average net assets                           2.16%**         2.16%       2.21%        2.35%    2.51%     2.53%
   Net investment income (loss) to average net assets            (0.58)%**        0.22%      (0.30)%       0.98%    0.14%     0.49%
------------------------------------------------------------------------------------------------------------------------------------

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**    Annualized.

(a) The amount shown for a share outstanding does not correspond with net investment income on the Statement of Operations for the relevant period due to timing of the sales and repurchase of shares.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

Financial Highlights (continued)
Pioneer Global Equity Fund
                                                  Six Months
                                                    Ended         Year       12/31/14
                                                   2/28/17        Ended         to
                                                  (unaudited)    8/31/16     8/31/15
                                                  ----------------------------------------
 Class K
 Net asset value, beginning of period              $  13.47      $ 13.03      $ 13.51
------------------------------------------------------------------------------------------
 Increase (decrease) from investment operations:
   Net investment income (loss)                    $   0.05(a)   $  0.21(a)   $  0.11
   Net realized and unrealized gain (loss)
      on investments                                   0.97         0.38        (0.59)
------------------------------------------------------------------------------------------
 Net increase (decrease) from
   investment operations                           $   1.02      $  0.59      $ (0.48)
------------------------------------------------------------------------------------------
 Distribution to shareowners:
   Net investment income                           $  (0.24)     $ (0.15)     $    --
------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value        $   0.78      $  0.44      $ (0.48)
------------------------------------------------------------------------------------------
 Net asset value, end of period                    $  14.25      $ 13.47      $ 13.03
------------------------------------------------------------------------------------------
 Total return*                                         7.65%        4.51%       (3.55)%***
 Ratio of net expenses to average net assets           0.80%**      0.79%        0.79%**
 Ratio of net investment income (loss) to
   average net assets                                  0.77%**      1.58%        1.44%**
 Portfolio turnover rate                                107%**        88%         109%
 Net assets, end of period (in thousands)          $ 53,657       $52,222     $54,305
 Ratios with no waiver of fees and assumption
   of expenses by PIM and no reduction for
   fees paid indirectly:
   Total expenses to average net assets                0.95%**      0.92%        0.95%**
   Net investment income (loss) to average
   net assets                                          0.62%**      1.45%        1.28%**
------------------------------------------------------------------------------------------

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**    Annualized.

***   Not annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

Financial Highlights (continued)
Pioneer Global Equity Fund
                                                 Six Months
                                                   Ended            Year       7/1/15
                                                  2/28/17           Ended        to
                                                 (unaudited)       8/31/16     8/31/15
                                                 ------------------------------------------
 Class R
 Net asset value, beginning of period             $  13.36         $ 12.99     $ 14.08
-------------------------------------------------------------------------------------------
 Increase (decrease) from investment operations:
   Net investment income (loss)                   $   0.00(a)(b)   $ 0.13(a)   $  0.00(b)
   Net realized and unrealized gain (loss)
      on investments                                  0.95            0.37       (1.09)
-------------------------------------------------------------------------------------------
 Net increase (decrease) from
   investment operations                          $   0.95         $  0.50     $ (1.09)
-------------------------------------------------------------------------------------------
 Distribution to shareowners:
   Net investment income                          $  (0.15)        $ (0.13)    $    --
-------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value       $   0.80         $  0.37     $ (1.09)
-------------------------------------------------------------------------------------------
 Net asset value, end of period                   $  14.16         $ 13.36     $ 12.99
-------------------------------------------------------------------------------------------
 Total return*                                        7.19%           3.85%      (7.74)%***
 Ratio of net expenses to average net assets          1.55%**         1.55%       1.38%**
 Ratio of net investment income (loss) to
   average net assets                                 0.02%**         1.04%       0.25%**
 Portfolio turnover rate                               107%**           88%        109%
 Net assets, end of period (in thousands)         $ 17,020          $14,562    $ 2,304
 Ratios with no waiver of fees and assumption
   of expenses by PIM and no reduction for
   fees paid indirectly:
   Total expenses to average net assets               1.70%**         1.68%       1.55%**
   Net investment income (loss) to average
   net assets                                        (0.13)%**        0.91%       0.08%**
-------------------------------------------------------------------------------------------

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**    Annualized.

***   Not annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b)   Amount rounds to less than $0.01 or ($0.01) per share.

Financial Highlights (continued)
Pioneer Global Equity Fund
                                                             Six Months
                                                               Ended        Year       Year       Year        Year      Year
                                                              2/28/17       Ended      Ended      Ended       Ended     Ended
                                                             (unaudited)   8/31/16    8/31/15    8/31/14     8/31/13   8/31/12
                                                             -------------------------------------------------------------------
 Class Y
 Net asset value, beginning of period                         $  13.50     $ 13.06     $ 14.12    $ 11.37     $  9.69   $  9.32
--------------------------------------------------------------------------------------------------------------------------------
 Increase (decrease) from investment operations:
   Net investment income (loss)                               $   0.05(a)  $  0.20(a)  $  0.01    $  0.37     $  0.20   $  0.21
   Net realized and unrealized gain (loss) on investments         0.97        0.39       (0.62)      2.63        1.69      0.34
--------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) from investment operations           $   1.02     $  0.59     $ (0.61)   $  3.00     $  1.89   $  0.55
--------------------------------------------------------------------------------------------------------------------------------
 Distribution to shareowners:
   Net investment income                                      $  (0.25)    $ (0.15)    $ (0.45)   $ (0.25)    $ (0.21)  $ (0.18)
--------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value                   $   0.77     $  0.44     $ (1.06)   $  2.75     $  1.68   $  0.37
--------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                               $  14.27     $ 13.50     $ 13.06    $ 14.12     $ 11.37   $  9.69
--------------------------------------------------------------------------------------------------------------------------------
 Total return*                                                    7.68%       4.50%      (4.48)%    26.66%      19.75%     6.09%
 Ratio of net expenses to average net assets                      0.80%**     0.80%       0.80%      0.80%       0.80%     0.80%
 Ratio of net investment income (loss) to average net assets      0.75%**     1.55%       0.85%      2.58%       1.85%     2.22%
 Portfolio turnover rate                                           107%**       88%        109%       121%        160%      152%
 Net assets, end of period (in thousands)                     $  7,234     $ 7,450     $23,815    $70,384     $71,726   $60,214
 Ratios with no waiver of fees and assumption of expenses by
   PIM and no reduction for fees paid indirectly:
   Total expenses to average net assets                           1.09%**     1.08%       0.96%      0.95%       1.00%     0.97%
   Net investment income (loss) to average net assets             0.47%**     1.27%       0.69%      2.43%       1.65%     2.05%
--------------------------------------------------------------------------------------------------------------------------------

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**    Annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

                    OWNERSHIP OF SHARES OF THE PIONEER FUNDS

     As of [_____], 2017, the Trustees and officers of each Fund owned in the aggregate less than 1% of the outstanding shares of a Fund. The following is a list of the holders of 5% or more of the outstanding shares of any class of a Fund as of [____], 2017.

 Pioneer Emerging Markets Fund
----------------------------------------------------------------------------------------------------------------
 Record Holder                 Share Class                            Number of Shares          Percent of Class
----------------------------------------------------------------------------------------------------------------
                                 Class A
----------------------------------------------------------------------------------------------------------------
                                 Class C
----------------------------------------------------------------------------------------------------------------
                                 Class R
----------------------------------------------------------------------------------------------------------------
                                 Class Y
----------------------------------------------------------------------------------------------------------------
 Pioneer Global Equity Fund
----------------------------------------------------------------------------------------------------------------
 Record Holder                 Share Class                            Number of Shares          Percent of Class
----------------------------------------------------------------------------------------------------------------
                                 Class A
----------------------------------------------------------------------------------------------------------------
                                 Class C
----------------------------------------------------------------------------------------------------------------
                                 Class K*
----------------------------------------------------------------------------------------------------------------
                                 Class R
----------------------------------------------------------------------------------------------------------------
                                 Class Y
----------------------------------------------------------------------------------------------------------------

* Class K shares of the Acquiring Fund are not being issued in the Reorganization.

                                    EXPERTS


     The financial highlights and financial statements of each Fund for the past five fiscal years are incorporated by reference into this Information Statement/Prospectus. Each Fund's financial highlights and financial statements for the past three fiscal years have been audited by Deloitte & Touche LLP, independent registered public accounting firm, which are incorporated herein by reference, and have been so incorporated in reliance upon the reports of such firm given their authority as experts in accounting and auditing. Each Fund's financial highlights and financial statements for the prior two fiscal years was audited by another independent registered public accounting firm.

     On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. As a result of the transaction, Pioneer Investment Management, Inc., the Funds' investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A. In connection with the transaction the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc.

     Deloitte & Touche LLP, the Funds' independent registered public accounting firm, informed the Board that it would no longer be independent with respect to the Funds upon the completion of the transaction and, accordingly, that it has resigned as the Funds' independent registered public accounting firm upon the completion of the transaction. The Board engaged a new independent registered public accounting firm for the Funds upon the completion of the transaction.

     During the periods that Deloitte & Touche LLP has served as the Funds' independent registered public accounting firm, including the Funds' two most recent fiscal years, Deloitte & Touche LLP's reports on the Funds' financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused Deloitte & Touche LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

                             AVAILABLE INFORMATION

     You can obtain more free information about each Pioneer Fund from your investment firm or by writing to Pioneer Funds, 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292 for more information about a Pioneer Fund, to request copies of a Pioneer Fund's statement of additional information and shareowner reports, and to make other inquiries.

     Visit our website us.pioneerinvestments.com

     Each Pioneer Fund makes available its statement of additional information and shareholder reports, free of charge, on the Pioneer Funds' website at us.pioneerinvestments.com. You also may find other information and updates about Amundi Pioneer and each Pioneer Fund, including Pioneer Fund performance information, on the Pioneer Funds' website.

     Shareholder reports. Annual and semiannual reports to shareholders, and quarterly reports filed with the SEC, provide information about each Pioneer Fund's investments. The annual report discusses market conditions and investment strategies that significantly affected each Pioneer Fund's performance during its last fiscal year.

     Statement of additional information. The statement of additional information of each Pioneer Fund provides more detailed information about the fund.

     You can also review and copy each Pioneer Fund's shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also email requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-1520.

           EXHIBIT A -- FORM OF AGREEMENT AND PLAN OF REORGANIZATION

          This AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of the [ ] day of [ ], by and between Pioneer Series Trust V, a Delaware statutory trust (the "Acquiring Trust"), on behalf of its series, Pioneer Global Equity Fund (the "Acquiring Fund"), with its principal place of business at 60 State Street, Boston, Massachusetts 02109, and Pioneer Emerging Markets Fund, a Delaware statutory trust (the "Acquired Fund"), with its principal place of business at 60 State Street, Boston, Massachusetts 02109, and, solely for purposes of paragraph 9.2 hereof, Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer" or the "Acquiring Fund Adviser"). The Acquiring Fund and the Acquired Fund are sometimes referred to collectively herein as the "Funds" and individually as a "Fund."

          WHEREAS, it is intended that the transaction contemplated by this Agreement constitute a "reorganization" as defined in Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code") and the Treasury Regulations thereunder. The reorganization (the "Reorganization") will consist of (1) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund solely in exchange for (A) the issuance of Class A, Class C, Class R and Class Y shares of beneficial interest of the Acquiring Fund (collectively, the "Acquiring Fund Shares" and each, an "Acquiring Fund Share") to the Acquired Fund, and (B) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund on the closing date of the Reorganization (the "Closing Date"), and (2) the distribution by the Acquired Fund, on or promptly after the Closing Date as provided herein, of the Acquiring Fund Shares to the shareholders of the Acquired Fund, pro rata on a class-by-class basis, in complete liquidation of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement. The parties hereby adopt this Agreement as a "plan of reorganization" within the meaning of Treasury Regulations Section 1.368-2(g).

          WHEREAS, the Acquiring Trust and the Acquired Fund are each registered investment companies classified as management companies of the open-end type.

WHEREAS, the Acquiring Fund is authorized to issue shares of beneficial interest.

          WHEREAS, the Board of Trustees of each of the Acquiring Trust and the Acquired Fund have determined that the Reorganization is in the best interests of the Acquiring Fund shareholders and the Acquired Fund shareholders, respectively, and is not dilutive of the interests of those shareholders.

          NOW, THEREFORE, in consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF THE ASSUMED LIABILITIES; LIQUIDATION AND TERMINATION OF THE ACQUIRED FUND.

      1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund will transfer all of its assets as set forth in Paragraph 1.2 (the "Acquired Assets") to the Acquiring Fund free and clear of all liens and encumbrances (other than those arising under the Securities Act of 1933, as amended (the "Securities Act"), liens for taxes not yet due and contractual restrictions on the transfer of the Acquired Assets) and the Acquiring Trust, on behalf of the Acquiring Fund, agrees in exchange therefor: (i) to issue to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, of each class with an aggregate net asset value ("NAV") equal to the aggregate NAV of the Acquired Fund attributable to the corresponding class (determined as set forth in Paragraph 1.4) of the Acquired Fund's shares, as determined in the manner set forth in Paragraphs 2.1 and 2.2; and (ii) to assume all of the liabilities and obligations of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Closing Date (collectively, the "Assumed Liabilities"). Such transactions shall take place at the Closing (as defined in Paragraph 3.1 below).

      1.2 (a) The Acquired Assets shall consist of all of the Acquired
Fund's property, including, without limitation, all portfolio securities and instruments, dividends and interest receivables, cash, goodwill, contractual rights and choses in action of the Acquired Fund, all other intangible property owned by the Acquired Fund, originals or copies of all books and records of the Acquired Fund, and all other assets of the Acquired Fund on the Closing Date. The Acquiring Fund shall also be entitled to receive copies of all records that the Acquired Fund is required to maintain under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules of the Securities and Exchange Commission (the "Commission") promulgated thereunder to the extent such records pertain to the Acquired Fund.

          (b) The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund's securities and other assets as of the date of execution of this Agreement, and the Acquiring Fund has provided the Acquired Fund with a copy of the current fundamental investment policies and restrictions and fair value procedures applicable to the Acquiring Fund. The Acquired Fund reserves the right to sell any of such securities or other assets before the Closing Date (except to the extent sales may be limited by representations of the Acquired Fund contained herein or in the Acquired Fund Tax Representation Certificate (as defined below) and made in connection with the issuance of the tax opinion provided for in Paragraph 8.4 hereof) and agrees not to acquire any portfolio security that is not an eligible investment for, or that would violate an investment policy or restriction of, the Acquiring Fund.

      1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations that are or will become due prior to the Closing.

      1.4 On or as soon after the Closing Date as is practicable (the "Liquidation Date"), the Acquired Fund shall liquidate, and distribute pro rata on a class-by-class basis to its shareholders of record, determined as of the close of regular trading on the New York Stock Exchange on the Closing Date (the "Acquired Fund Shareholders"), the Acquiring Fund Shares received by the Acquired Fund pursuant to Paragraph 1.1 hereof. Each Acquired Fund Shareholder shall receive the number of full and fractional Acquiring Fund Shares of each class corresponding to a class of shares of beneficial interest in the Acquired Fund (the "Acquired Fund Shares") held by such Acquired Fund Shareholder that has, in each case, an aggregate NAV equal to the aggregate NAV of the Acquired Fund Shares of the applicable class held of record by such Acquired Fund Shareholder on the Closing Date. Acquired Fund Shareholders shall receive Class A, Class C, Class R and Class Y Acquiring Fund Shares in exchange for Class A, Class C, Class R and Class Y Acquired Fund Shares, respectively. Such liquidation and distribution will be accomplished by the Acquired Fund instructing the Acquiring Trust to transfer the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund established and maintained by the Acquiring Fund's transfer agent in the names of the Acquired Fund Shareholders and representing the respective numbers of the Acquiring Fund Shares of each class due to each such Acquired Fund Shareholder. The Acquired Fund shall promptly provide the Acquiring Trust with evidence of such liquidation and distribution. All issued and outstanding Acquired Fund Shares will simultaneously be cancelled on the books of the Acquired Fund, and the Acquired Fund will be dissolved. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

      1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Any certificates representing ownership of Acquired Fund Shares that remain outstanding on the Closing Date shall be deemed to be cancelled and shall no longer evidence ownership of Acquired Fund Shares.

      1.6 Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

      1.7 Any reporting responsibility of the Acquired Fund for periods ending on or before the Closing Date, including, but not limited to, the responsibility for filing of regulatory reports, or other documents with the Commission, any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.    VALUATION

      2.1 The NAV per share of each class of the Acquiring Fund Shares and the NAV per share of each class of the Acquired Fund shall, in each case, be determined as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) on the Closing Date (the "Valuation Time"). The Acquiring Fund Adviser shall compute the NAV per Acquiring Fund Share in the manner set forth in the Acquiring Trust's Agreement and Declaration of Trust (the "Declaration"), or By-Laws, and the Acquiring Fund's then-current prospectus and statement of additional information. The Acquiring Fund Adviser shall compute the NAV per share of the Acquired Fund in the manner set forth in the Acquired Fund's Agreement and Declaration of Trust, or By-Laws, and the Acquired Fund's then-current prospectus and statement of additional information. The Acquiring Fund Adviser shall confirm to the Acquiring Fund the NAV of the Acquired Fund.

      2.2 The number of shares of each class of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Assets and the assumption of the Assumed Liabilities shall be determined by the Acquiring Fund Adviser by dividing the NAV of the Acquired Fund attributable to each class of the Acquired Fund Shares, as determined in accordance with Paragraph 2.1, by the NAV of an Acquiring Fund Share of the corresponding class, as determined in accordance with Paragraph 2.1.

      2.3 The Acquiring Fund and the Acquired Fund shall cause the Acquiring Fund Adviser to deliver a copy of its valuation report to the other party at Closing (as defined in Paragraph 3.1). All computations of value shall be made by the Acquiring Fund Adviser or its agents in accordance with its regular practice as pricing agent for the Acquiring Fund and the Acquired Fund.

3.    CLOSING AND CLOSING DATE

      3.1 The Closing Date shall be [ ], or such other earlier or later date as the parties may agree. All acts necessary to consummate the Reorganization (the "Closing") shall be deemed to take place simultaneously as of 5:00 p.m. (Eastern time) on the Closing Date unless otherwise agreed by the parties. The Closing shall be held at the offices of Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts, or at such other place as the parties may agree.

      3.2 Portfolio securities that are held other than in book-entry form in the name of Brown Brothers Harriman & Co. (the "Acquired Fund Custodian") as record holder for the Acquired Fund shall be presented by the Acquired Fund to Brown Brothers Harriman & Co. (the "Acquiring Fund Custodian") for examination no later than three (3) business days preceding the Closing Date. Such portfolio securities shall be delivered by the Acquired Fund to the Acquiring Fund Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Acquired Fund Custodian in book-entry form on behalf of the Acquired Fund shall be delivered by the Acquired Fund Custodian through the Depository Trust Company to the Acquiring Fund Custodian and by the Acquiring Fund Custodian recording the beneficial ownership thereof by the Acquiring Fund on the Acquiring Fund Custodian's records. Any cash shall be delivered by the Acquired Fund Custodian transmitting immediately available funds by wire transfer to the Acquiring Fund Custodian the cash balances maintained by the Acquired Fund Custodian and the Acquiring Fund Custodian crediting such amount to the account of the Acquiring Fund.

      3.3 The Acquiring Fund Custodian shall deliver within one business day after the Closing a certificate of an authorized officer stating that the Acquired Assets have been delivered in proper form to the Acquiring Fund on the Closing Date. The Acquired Fund shall deliver within one business day after the Closing a certificate of an authorized officer stating that all necessary transfer taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made in conjunction with the delivery of portfolio securities as part of the Acquired Assets.

      3.4 If on the Closing Date (a) the New York Stock Exchange is closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere is disrupted so that accurate appraisal of the NAV of the Acquiring Fund Shares or the Acquired Fund pursuant to Paragraph 2.1 is impracticable (in the judgment of the Acquiring Trust Board with respect to the Acquiring Fund and the Acquired Fund Board with respect to the Acquired Fund), the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such later date as may be mutually agreed in writing by an authorized officer of each party.

      3.5 The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and U.S. federal tax withholding statuses of the Acquired Fund Shareholders (and any certificates reflecting that information) and the number and percentage ownership of outstanding Acquired Fund Shares owned by each Acquired Fund Shareholder as of the Valuation Time, certified by the President or Vice President or a Secretary or Assistant Secretary of the Acquired Fund and its Treasurer, Secretary or other authorized officer (the "Shareholder List") as being an accurate record of the information (a) provided by the Acquired Fund Shareholders, (b) provided by the Acquired Fund Custodian, or (c) derived from the Acquired Fund's records by such officers or one of the Acquired Fund's service providers. The Acquiring Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4.    REPRESENTATIONS AND WARRANTIES

      4.1 Except as set forth on Schedule 4.1 of this Agreement, the Acquired Fund represents, warrants and covenants to the Acquiring Fund as follows:

          (a) The Acquired Fund is a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to perform its obligations under this Agreement. The Acquired Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

          (b) The Acquired Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

          (c) The Acquired Fund is not in violation of, and the execution and delivery of this Agreement and the performance of its obligations under this Agreement on behalf of the Acquired Fund will not result in a material violation of, any provision of the Acquired Fund's Declaration or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquired Fund to which the Acquired Fund is a party or by which the Acquired Fund or any of its assets are bound;

          (d) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquired Fund or any of the Acquired Fund's properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquired Fund's business. The Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquired Fund's business or its ability to consummate the transactions contemplated herein or would be binding upon the Acquiring Fund as the successor to the Acquired Fund;

          (e) All material contracts or other commitments of the Acquired Fund (other than this Agreement or agreements for the purchase and sale of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) will terminate at or prior to the Closing Date and no such termination will result in liability to the Acquired Fund (or the Acquiring Fund);

          (f) The Statement of Assets and Liabilities of the Acquired Fund, and the related Statements of Operations and Changes in Net Assets, as of and for the fiscal year ended November 30, 2016, have been audited by Deloitte & Touche LLP, independent registered public accounting firm, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied and fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Acquired Fund as of the date thereof are disclosed therein. Except for the Assumed Liabilities, the Acquired Fund will not have any known or contingent liabilities on the Closing Date. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Acquired Fund has been disclosed or is required to be disclosed in the Acquired Fund's reports on Form N-CSR to enable the chief executive officer and chief financial officer or other officers of the Acquired Fund to make the certifications required by the Sarbanes-Oxley Act, and no deficiency, material weakness, fraud, change, event or other factor exists with respect to the Acquired Fund that will be required to be disclosed in the Acquiring Fund's Form N-CSR after the Closing Date;

          (g) Since the most recent fiscal year end, except as specifically disclosed in the Acquired Fund's prospectus or its statement of additional information as in effect on the date of this Agreement, or its semi-annual report for the six-month period ended May 31, 2017, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquired Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (g) (but not for any other purpose of this Agreement), a decline in NAV per Acquired Fund Share arising out of its normal investment operations or a decline in market values of securities in the Acquired Fund's portfolio, a decline in net assets of the Acquired Fund as a result of redemptions or the discharge of Acquired Fund liabilities shall not constitute a material adverse change;

          (h) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Acquired Fund required by law to have been filed (taking into account any extensions) shall have been timely filed (taking such extensions into account) and shall be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due from the Acquired Fund on such tax returns, forms and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no outstanding assessment of any tax has been asserted with respect to such returns;

          (i) For each taxable year of its existence, including the taxable year ending on the Closing Date, the Acquired Fund has had in effect an election to be treated as a "regulated investment company" under Subchapter M of the Code, has satisfied or will satisfy all of the requirements of Subchapter M of the Code for treatment as a regulated investment company, and has been or will be eligible to compute its federal income tax under Section 852 of the Code. On or before the Closing Date, the Acquired Fund will have declared and paid dividends sufficient to distribute, as dividends qualifying for the dividends-paid deduction under Section 561 of the Code, substantially all of (a) the sum of (i) its net tax-exempt interest income, (ii) its investment company taxable income (as defined in the Code, computed without regard to any deduction for dividends paid) and (iii) any net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code) after reduction by any available capital loss carryforwards, and (b) any other amounts as necessary, in each case for all of its tax periods ending on or before the Closing Date, such that the Acquired Fund will have no unpaid tax liability under Section 852 of the Code for any tax period ending on or before the Closing Date. For each calendar year (including the calendar year that includes the Closing Date), the Acquired Fund will have made such distributions on or before the Closing Date as are necessary so that for all calendar years ending on or before the Closing Date, and for the calendar year that includes the Closing Date, such Acquired Fund will not have any unpaid tax liability under Section 4982 of the Code;

          (j) All issued and outstanding Acquired Fund Shares are, and at the Closing Date will be, legally issued and outstanding, fully paid and nonassessable by the Acquired Fund. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held of record by the persons and in the amounts set forth in the Shareholder List submitted to the Acquiring Fund pursuant to Paragraph 3.5 hereof. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares;

          (k) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Assets, and full right, power and authority to sell, assign, transfer and deliver the Acquired Assets to the Acquiring Fund, and, upon delivery and payment for the Acquired Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act;

          (l) The Acquired Fund has the trust power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund's Board of Trustees, and, assuming due authorization, execution and delivery by the Acquiring Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (m) The information to be furnished by the Acquired Fund to the Acquiring Fund for use in applications for orders, registration statements and other documents which may be necessary in connection with the transactions contemplated hereby and any information necessary to compute the total return of the Acquired Fund shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

          (n) No consent, approval, authorization or order of or filing with any court or governmental authority is required for the execution of this Agreement or the consummation of the transactions contemplated by this Agreement by the Acquired Fund, except such as may be required under the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Investment Company Act and the rules and regulations of the Commission thereunder, state securities laws and the Hart-Scott-Rodino Act;

          (o) The provisions of the Acquired Fund's Declaration, the Acquired Fund's By-Laws and Delaware law do not require the shareholders of the Acquired Fund to approve this Agreement or the transactions contemplated herein in order for the Acquired Fund to consummate the transactions contemplated herein;

          (p) All of the issued and outstanding Acquired Fund Shares have been offered for sale and sold in compliance in all material respects with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquiring Fund;

          (q) The current prospectus and statement of additional information of the Acquired Fund and any amendments or supplements thereto did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not materially misleading;

          (r) The Acquired Fund currently complies in all material respects with the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquired Fund currently complies in all material respects with all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Acquired Fund. All advertising and sales material currently used by the Acquired Fund complies in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission promulgated thereunder, and, to the extent applicable, the Conduct Rules of the Financial Industry Regulatory Authority ("FINRA") and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, FINRA or any state securities authorities used by the Acquired Fund during the three (3) years prior to the date of this Agreement have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

          (s) Neither the Acquired Fund nor, to the knowledge of the Acquired Fund, any "affiliated person" of the Acquired Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquired Fund, has any affiliated person of the Acquired Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

          (t) The tax representation certificate to be delivered by the Acquired Fund to Morgan, Lewis & Bockius LLP at the Closing pursuant to Paragraph 7.4 (the "Acquired Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

      4.2 Except as set forth on Schedule 4.2 of this Agreement, the Acquiring Trust, on behalf of the Acquiring Fund, represents, warrants and covenants to the Acquired Fund, as follows:

          (a) The Acquiring Fund is a series of the Acquiring Trust. The Acquiring Trust is a statutory trust validly existing and in good standing under the laws of the State of Delaware. The Acquiring Trust has the power to own all of its properties and assets and to perform its obligations under this Agreement. The Acquiring Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Acquiring Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

          (b) The Acquiring Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

          (c) The current prospectus and statement of additional information of the Acquiring Fund and any amendment or supplement thereto, conform or conformed at the time of their distribution to the public in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission promulgated thereunder and do not or did not at the time of their distribution to the public include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

          (d) The Acquiring Trust's registration statement on Form N-1A with respect to the Acquiring Fund that will be in effect on the Closing Date, and the prospectus and statement of additional information of the Acquiring Fund included therein, will conform in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder, and did not as of the effective date thereof and will not as of the Closing Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

          (e) The Acquiring Trust is not in violation of, and the execution and delivery of this Agreement and performance of its obligations under this Agreement on behalf of the Acquiring Fund will not result in a material violation of, any provisions of the Declaration or By-Laws of the Acquiring Trust or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquiring Fund to which the Acquiring Trust, on behalf of the Acquiring Fund, is a party or by which the Acquiring Fund or any of its assets is bound;

          (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquiring Fund's business. Neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquiring Fund's business or its ability to consummate the transactions contemplated herein;

          (g) The Statement of Assets and Liabilities of the Acquiring Fund, and the related Statements of Operations and Changes in Net Assets, as of and for the fiscal year ended August 31, 2016 have been audited by Deloitte & Touche LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied and fairly reflect, in all material respects, the financial condition of the Acquiring Fund as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Acquiring Fund as of the date thereof are disclosed therein;

          (h) Since the most recent fiscal year end, except as specifically disclosed in the Acquiring Fund's prospectus or its statement of additional information as in effect on the date of this Agreement, or its semi-annual report for the six-month period ended February 28, 2017, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquiring Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (h) (but not for any other purpose of this Agreement), a decline in NAV per Acquiring Fund Share arising out of its normal investment operations or a decline in market values of securities in the Acquiring Fund's portfolio, a decline in net assets of the Acquiring Fund as a result of redemptions or the discharge of Acquiring Fund liabilities shall not constitute a material adverse change;

          (i) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Acquiring Fund required by law to have been filed (taking into account any extensions) shall have been timely filed (taking such extensions into account) and shall be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due from the Acquiring Fund on such tax returns, forms and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Acquiring Trust's knowledge, no such return is currently under audit and no outstanding assessment of any tax has been asserted with respect to such returns;

          (j) The Acquiring Fund is a separate series of the Acquiring Trust treated as a separate corporation from each other series of the Acquiring Trust under Section 851(g) of the Code. For each taxable year of its existence ending on or before the Closing Date, the Acquiring Trust has had in effect an election to be treated as a "regulated investment company" under Subchapter M of the Code, has satisfied or will satisfy all of the requirements of Subchapter M of the Code for treatment as a regulated investment company, and has been or will be eligible to compute its federal income tax under Section 852 of the Code. On or before the Closing Date, the Acquiring Fund will have declared and paid dividends sufficient to distribute, as dividends qualifying for the dividends-paid deduction under Section 561 of the Code, substantially all of (a) the sum of (i) its net tax-exempt interest income, (ii) its investment company taxable income (as defined in the Code, computed without regard to any deduction for dividends paid) and (iii) its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), if any, after reduction by any available capital loss carryforwards, and (b) any other amounts as necessary, in each case for all of its tax periods ending on or before the Closing Date, such that the Acquiring Fund will have no unpaid tax liability under Section 852 of the Code for any tax period ending on or before the Closing Date. For each calendar year ending on or before the Closing Date, the Acquiring Fund will have made such distributions on or before the Closing Date as are necessary so that for all calendar years ending on or before the Closing Date the Acquiring Fund will not have any unpaid tax liability under Section 4982 of the Code. The Acquiring Fund expects to satisfy the requirements of Subchapter M of the Code for treatment as a regulated investment company and to be eligible for such treatment for its taxable year that includes the Closing Date;

          (k) The authorized capital of the Acquiring Fund consists of an unlimited number of shares of beneficial interest, no par value per share. As of the Closing Date, the Acquiring Fund will be authorized to issue an unlimited number of shares of beneficial interest, no par value per share. The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will have been duly authorized on the Closing Date and, when so issued and delivered, will be legally issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

          (l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, legally issued, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with all applicable federal and state securities laws;

          (m) The Acquiring Trust has the trust power and authority, on behalf of the Acquiring Fund, to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust's Board of Trustees, and, assuming due authorization, execution and delivery by the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (n) The information to be furnished in writing by the Acquiring Trust, on behalf of the Acquiring Fund, for use in applications for orders, registration statements and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

          (o) No consent, approval, authorization or order of or filing with any court or governmental authority is required for the execution of this Agreement or the consummation of the transactions contemplated by this Agreement by the Acquiring Trust or the Acquiring Fund, except such as may be required under the Securities Act, the Exchange Act, the Investment Company Act and the rules and regulations of the Commission thereunder, state securities laws and the Hart-Scott-Rodino Act;

          (p) The Acquiring Fund currently complies in all material respects with, the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquiring Fund currently complies in all material respects with all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Acquiring Trust with respect to the Acquiring Fund. All advertising and sales material currently used by the Acquiring Fund complies in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of FINRA and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, FINRA or any state securities authorities used by the Acquiring Fund during the three (3) years prior to the date of this Agreement have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

          (q) Neither the Acquiring Fund nor, to the knowledge of the Acquiring Fund, any "affiliated person" of the Acquiring Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquiring Fund, has any affiliated person of the Acquiring Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

          (r) The tax representation certificate to be delivered by the Acquiring Trust, on behalf of the Acquiring Fund, to Morgan, Lewis & Bockius LLP at the Closing pursuant to Paragraph 6.3 (the "Acquiring Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

5.    COVENANTS OF THE FUNDS

      The Acquired Fund and the Acquiring Fund, respectively, hereby further covenant as follows:

      5.1 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Acquired Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement;

      5.2 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requires concerning the beneficial ownership of the Acquired Fund Shares.

      5.3 Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement;

      5.4 The Acquired Fund shall furnish to the Acquiring Fund on the Closing Date a statement of assets and liabilities of the Acquired Fund ("Statement of Assets and Liabilities") as of the Closing Date setting forth the NAV (as computed pursuant to Paragraph 2.1) of the Acquired Fund as of the Valuation Time, which statement shall be prepared in accordance with GAAP consistently applied and certified by the Acquired Fund's Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 30 days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Trust, on behalf of the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund under the Code, and which statement will be certified by the Treasurer of the Acquired Fund; and

      5.5 Neither Fund shall take any action that is inconsistent with the representations set forth herein or, with respect to the Acquired Fund, in the Acquired Fund Tax Representation Certificate and, with respect to the Acquiring Fund or Acquiring Trust, in the Acquiring Fund Tax Representation Certificate. Unless otherwise required pursuant to a "determination" within the meaning of
Section 1313(a) of the Code, the parties hereto shall treat and report the Reorganization as a "reorganization" within the meaning of Section 368(a) of the Code and shall not take any position inconsistent with such treatment.

6.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

      The obligations of the Acquired Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions, unless waived by the Acquired Fund in writing:

      6.1 All representations and warranties by the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

      6.2 The Acquiring Trust shall have delivered to the Acquired Fund on the Closing Date a certificate of the Acquiring Trust, on behalf of the Acquiring Fund, executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust made in this Agreement on behalf of the Acquiring Fund are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Article 6 has been met, and as to such other matters as the Acquired Fund shall reasonably request;

      6.3 The Acquiring Trust, on behalf of the Acquiring Fund, shall have delivered to Morgan, Lewis & Bockius LLP an Acquiring Fund Tax Representation Certificate, satisfactory to Morgan, Lewis & Bockius LLP, in a form mutually acceptable to the Acquiring Trust and the Acquired Fund, concerning certain tax-related matters; and

      6.4 With respect to the Acquiring Fund, the Board of Trustees of the Acquiring Trust shall have determined that the Reorganization is in the best interests of the Acquiring Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.

7.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

      The obligations of the Acquiring Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions, unless waived by the Acquiring Fund in writing:

      7.1 All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

      7.2 The Acquired Fund shall have delivered to the Acquiring Trust the Statement of Assets and Liabilities of the Acquired Fund pursuant to Paragraph 5.4, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the Acquired Fund's Treasurer or Assistant Treasurer;

      7.3 The Acquired Fund shall have delivered to the Acquiring Trust on the Closing Date a certificate of the Acquired Fund, executed in its name by its President or Vice President and a Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquiring Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Article 7 has been met, and as to such other matters as the Acquiring trust shall reasonably request;

      7.4 The Acquired Fund shall have delivered to Morgan, Lewis & Bockius LLP an Acquired Fund Tax Representation Certificate, satisfactory to Morgan, Lewis & Bockius LLP, in a form mutually acceptable to the Acquiring Trust and the Acquired Fund, concerning certain tax-related matters; and

      7.5 The Board of Trustees of the Acquired Fund shall have determined that the Reorganization is in the best interests of the Acquired Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.

8.    FURTHER CONDITIONS PRECEDENT

      If any of the conditions set forth below does not exist on or before the Closing Date with respect to either party hereto, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

      8.1 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

      8.2 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party hereto, provided that either party may waive any such conditions for itself;

      8.3 The registration statement on Form N-14 filed in connection with this Agreement shall have become effective under the Securities Act and no stop order suspending the effectiveness of the registration statement shall have been issued and, to the knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act;

      8.4 The parties shall have received an opinion of Morgan, Lewis & Bockius LLP, satisfactory to the Acquired Fund and the Acquiring Trust and subject to customary assumptions and qualifications, substantially to the effect that, based upon certain facts, assumptions and representations, and upon certifications contained in the Acquiring Fund Tax Representation Certificate and the Acquired Fund Tax Representation Certificate, for federal income tax purposes (i) the Reorganization will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Acquired Fund and the Acquiring Fund will be a "party to a reorganization" within the meaning of
Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquired Fund in the Reorganization on the transfer of the Acquired Assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Trust, on behalf of the Acquiring Fund, of the Assumed Liabilities, or upon the distribution of the Acquiring Fund Shares to the Acquired Fund shareholders in complete liquidation of the Acquired Fund, except for (A) gain or loss that may be recognized with respect to "section 1256 contracts" as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a "passive foreign investment company" as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized as a result of the closing of the Acquired Fund's taxable year or upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code; (iii) the tax basis in the hands of the Acquiring Fund of the Acquired Assets will be the same as the tax basis of such Acquired Assets in the hands of the Acquired Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer; (iv) the holding period in the hands of the Acquiring Fund of each Acquired Asset, other than Acquired Assets with respect to which gain or loss is required to be recognized in the Reorganization, will include the period during which the Acquired Asset was held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an Acquired Asset); (v) no gain or loss will be recognized by the Acquiring Fund upon its receipt of the Acquired Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Trust, on behalf of the Acquiring Fund, of the Assumed Liabilities as part of the Reorganization; (vi) no gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of all of their Acquired Fund Shares solely for Acquiring Fund Shares as part of the Reorganization; (vii) the aggregate tax basis of the Acquiring Fund Shares that each Acquired Fund Shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares exchanged therefor; (viii) each Acquired Fund Shareholder's holding period for the Acquiring Fund Shares received in the Reorganization will include the holding period for the Acquired Fund Shares exchanged therefor, provided that the Acquired Fund Shareholder held such Acquired Fund Shares as capital assets on the date of exchange. Notwithstanding anything in this Agreement to the contrary, neither the Acquired Fund nor the Acquiring Fund may waive the condition set forth in this paragraph 8.4.

      8.5 The Acquired Fund shall have distributed to the Acquired Fund Shareholders, in a distribution or distributions qualifying for the deduction for dividends paid under Section 561 of the Code, all of the Acquired Fund's investment company taxable income (as defined in Section 852(b)(2) of the Code determined without regard to Section 852(b)(2)(D) of the Code) for its taxable year ending on the Closing Date, all of the excess of (i) its interest income excludable from gross income under Section 103(a) of the

Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ending on the Closing Date, and all of its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), after reduction by any available capital loss carryforward, for its taxable year ending on the Closing Date.

9.    BROKERAGE FEES AND EXPENSES

      9.1 Each party hereto represents and warrants to the other party hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

      9.2 Amundi Pioneer will pay 50% of the expenses incurred in connection with the Reorganization (including, but not limited to, the preparation of the registration statement on Form N-14). Each of the Acquired Fund and the Acquiring Fund agrees to pay 25% of the expenses incurred in connection with the Reorganization (including, but not limited to, the preparation of the registration statement on Form N-14). Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in a failure by either Fund to qualify for treatment as a "regulated investment company" within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a "reorganization" within the meaning of Section 368 of the Code or otherwise result in the imposition of tax on either Fund or on either Fund's shareholders.

10.   ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

      10.1 The Acquiring Trust and the Acquired Fund each agrees that neither party has made any representation, warranty or covenant not set forth herein or referred to in Paragraphs 4.1 or 4.2 hereof and that this Agreement constitutes the entire agreement between the parties.

      10.2 The covenants to be performed after the Closing by both the Acquiring Trust and the Acquired Fund shall survive the Closing. The representations and warranties and all other covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

11.   TERMINATION

      11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Acquired Fund. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date:

          (a) by resolution of the Acquiring Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Fund's shareholders; or

          (b) by resolution of the Acquired Fund's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquired Fund's shareholders.

      11.2 In the event of any such termination, there shall be no liability for damages on the part of the Acquiring Trust, the Acquiring Fund or the Acquired Fund, or the trustees or officers of the Acquired Fund or the Acquiring Trust, but, subject to Paragraph 9.2, each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

12.   AMENDMENTS

      This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Trust; provided that nothing contained in this
Section 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

13.   NOTICES

      Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund and the Acquiring Trust at 60 State Street, Boston, Massachusetts 02109.

14.   HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

      14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

      14.3 This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to conflict of laws principles (other than Delaware Code Title 6 [section] 2708); provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

      14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the prior written consent of the other party hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

                                   * * * * *

          IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and attested by its Secretary or Assistant Secretary.

Attest:             Pioneer Series Trust V,
                    on behalf of its series,
                    Pioneer Global Equity Fund

                    By:_________________________________________
                    Name:
                    Title:

Attest:             Pioneer Emerging Markets Fund

                    By:_________________________________________
                    Name:
                    Title:

Attest:             Solely for purposes of paragraph 9.2 of the Agreement:
                    Amundi Pioneer Asset Management, Inc.

                    By:_________________________________________
                    Name:
                    Title:

                                  SCHEDULE 4.1

                                  SCHEDULE 4.2

30450-00-0817

                           PIONEER GLOBAL EQUITY FUND

                      (a series of Pioneer Series Trust V)

                                60 State Street
                          Boston, Massachusetts 02109

                      STATEMENT OF ADDITIONAL INFORMATION

                              ______________, 2017

      This Statement of Additional Information is not a prospectus. It should be read in conjunction with the related combined Information Statement and Prospectus (also dated ______________, 2017) which covers Class A, Class C, Class R and Class Y shares of Pioneer Global Equity Fund to be issued in exchange for corresponding shares of Pioneer Emerging Markets Fund. Please retain this Statement of Additional Information for further reference.

      The Prospectus is available to you from Amundi Pioneer Asset Management, Inc. free of charge by calling 1-800-225-6292.

                                                                       Page
                                                                       -----
INTRODUCTION ......................................................... SAI-2
EXHIBITS AND DOCUMENTS INCORPORATED BY REFERENCE ..................... SAI-2
ADDITIONAL INFORMATION ABOUT EACH PIONEER FUND ....................... SAI-2
PRO FORMA COMBINED FINANCIAL STATEMENTS .............................. SAI-2

                                     SAI-1

INTRODUCTION

      This Statement of Additional Information is intended to supplement the information provided in an Information Statement and Prospectus dated ______________, 2017 (the "Information Statement and Prospectus") relating to the reorganization of Pioneer Emerging Markets Fund into Pioneer Global Equity Fund.

EXHIBITS AND DOCUMENTS INCORPORATED BY REFERENCE

      The following documents are incorporated herein by reference, unless otherwise indicated. Shareholders will receive a copy of each document that is incorporated by reference upon any request to receive a copy of this Statement of Additional Information.

      1. Pioneer Global Equity Fund's Statement of Additional Information dated April 1, 2017, as supplemented (File Nos. 333-129005 and 811-21823), as filed with the Securities and Exchange Commission on March 29, 2017 (Accession No. 0001341256-17- 000006) is incorporated herein by reference.

      2. Pioneer Global Equity Fund's Annual Report for the fiscal year ended August 31, 2016 (File No. 811-21823), as filed with the Securities and Exchange Commission on October 27, 2016 (Accession No. 0001051010-16-000005) is incorporated herein by reference.

      3. Pioneer Global Equity Fund's Semi-Annual Report for the fiscal period ended February 28, 2017 (File No. 811-21823), as filed with the Securities and Exchange Commission on May 1, 2017 (Accession No. 0001341256-17-000012) is incorporated herein by reference.

      4. Pioneer Emerging Markets Fund's Statement of Additional Information dated April 1, 2017, as supplemented (File No. 33-76894 and 811-08448), as filed with the Securities and Exchange Commission on March 29, 2017 (Accession No. 0000276776-17- 000023) is incorporated herein by reference.

      5. Pioneer Emerging Markets Fund's Annual Report for the fiscal year ended November 30, 2016 (File No. 811-08448), as filed with the Securities and Exchange Commission on January 31, 2017 (Accession No. 0000921023-17-000001) is incorporated herein by reference.

      6. Pioneer Emerging Markets Fund's Semi-Annual Report for the fiscal period ended May 31, 2017 (File No. 811-08448), as filed with the Securities and Exchange Commission on July 28, 2017 (Accession No. 0000276776-17-000045) is incorporated herein by reference.

                          ADDITIONAL INFORMATION ABOUT
                               EACH PIONEER FUND

     Additional information about each Pioneer Fund can be found in the most recent Statement of Additional Information of each Pioneer Fund, which is incorporated by reference into this registration statement.

                    PRO FORMA COMBINED FINANCIAL STATEMENTS

      Pro forma financial statements relating to the reorganization follow below.

                                     SAI-2

Pro Forma Schedule of Investments

Pioneer Global Equity Fund
02/28/17
(unaudited)

                                                                                                                            Pioneer
                                    Pioneer                                                      Pioneer                     Global
             Pioneer                 Global                                           Pioneer   Emerging                Equity Fund
    Pioneer Emerging            Equity Fund                                  % of      Global    Markets                  Pro Forma
     Global  Markets               ProForma                             Pro Forma Equity Fund       Fund     ProForma      Combined
Equity Fund     Fund   ProForma    Combined                              Combined      Market     Market   Adjustment        Market
     Shares   Shares Adjustment      Shares                            Net Assets       Value      Value           (a)        Value
-----------------------------------------------------------------------------------------------------------------------------------
                                              Preferred Stock                 0.0%
                                              Technology Hardware             0.0%
                                              & Equipment
                                              Computer Hardware               0.0%
                                              Storage & Peripherals
         --      2,959    (2,959)         --  Samsung Electronics Co.,             $        -- $3,907,219 $ (3,907,219) $        --
                                              Ltd.
-----------------------------------------------------------------------------------------------------------------------------------
                                              Total Preferred Stock                $        -- $3,907,219 $ (3,907,219) $        --
-----------------------------------------------------------------------------------------------------------------------------------
                                              Common Stocks                  95.8%
                                              Energy                          3.9%
                                              Oil & Gas Refining
                                              & Marketing                     1.0%
     14,794         --     4,840      19,634  HollyFrontier Corp.                  $   433,168 $      --  $   141,701   $   574,869
         -- 14,290,872        --  14,290,872  KenolKobil, Ltd. Group                        --  1,958,483          --     1,958,483
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                   $   433,168 $1,958,483 $   141,701   $ 2,533,352
-----------------------------------------------------------------------------------------------------------------------------------
                                              Oil & Gas Equipment
                                              & Services                      2.5%
         --  1,287,097        --   1,287,097  TMK PJSC (G.D.R.)                    $        -- $6,694,161 $        --   $ 6,694,161
-----------------------------------------------------------------------------------------------------------------------------------
                                              Integrated Oil & Gas            0.4%
         --    265,528        --     265,528  Gazprom PJSC (A.D.R.)                $        -- $1,183,184 $        --   $ 1,183,184
-----------------------------------------------------------------------------------------------------------------------------------
                                              Total Energy                         $   433,168 $9,835,828 $   141,701   $10,410,697
-----------------------------------------------------------------------------------------------------------------------------------
                                              Materials                       5.0%
                                              Construction Materials          1.3%
     78,770         --    25,768     104,538  CRH Plc                              $ 2,654,313 $       -- $   868,295   $ 3,522,608
-----------------------------------------------------------------------------------------------------------------------------------
                                              Paper Packaging                 1.0%
     42,758         --    13,987      56,745  Sealed Air Corp.                     $ 1,987,392 $       -- $   650,128   $ 2,637,520
-----------------------------------------------------------------------------------------------------------------------------------
                                              Diversified Metals
                                              & Mining                        2.6%
         -- 10,580,000        --  10,580,000  MMG, Ltd. *                          $        -- $4,164,317 $        --   $ 4,164,317
     52,168         --    17,066      69,234  Rio Tinto Plc                          2,127,104         --     695,830     2,822,934
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                   $ 2,127,104 $4,164,317 $   695,830   $ 6,987,251
-----------------------------------------------------------------------------------------------------------------------------------
                                              Total Materials                      $ 6,768,809 $4,164,317 $ 2,214,253   $13,147,379
-----------------------------------------------------------------------------------------------------------------------------------
                                              Capital Goods                   8.3%
                                              Aerospace & Defense             1.5%
    382,132         --   125,005     507,137  BAE Systems Plc                      $ 2,990,671 $       -- $   978,326   $ 3,968,997
-----------------------------------------------------------------------------------------------------------------------------------
                                              Building Products               0.4%
     23,889         --     7,815      31,704  USG Corp. *                          $   805,776 $       -- $   263,590   $ 1,069,366
-----------------------------------------------------------------------------------------------------------------------------------
                                              Industrial Conglomerates        1.0%
     15,349         --     5,021      20,370  Siemens AG                           $ 1,997,395 $       -- $   653,400   $ 2,650,795
-----------------------------------------------------------------------------------------------------------------------------------
                                              Industrial Machinery            1.8%
         --  1,205,500        --   1,205,500  China Conch Venture                  $        -- $2,389,968 $        --   $ 2,389,968
                                              Holdings, Ltd. *
     12,050         --     3,942      15,992  Ingersoll-Rand Plc                       956,288         --     312,827     1,269,115
     41,394         --    13,541      54,935  SKF AB                                   786,364         --     257,240     1,043,604
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                   $ 1,742,652 $2,389,968 $   570,067   $ 4,702,687
-----------------------------------------------------------------------------------------------------------------------------------
                                              Construction & Engineering      0.9%
         --  3,595,000        --   3,595,000  Beijing Urban Construction           $        -- $2,295,405 $        --   $ 2,295,405
                                              Design & Development
                                              Group Co., Ltd.
-----------------------------------------------------------------------------------------------------------------------------------
                                              Trading Companies &
                                              Distributors                    2.8%
     43,269        --     14,154      57,423  United Rentals, Inc. *               $ 5,539,730 $       -- $ 1,812,190   $ 7,351,920
-----------------------------------------------------------------------------------------------------------------------------------
                                              Total Capital Goods                  $13,076,224 $4,685,373 $ 4,277,573   $22,039,170
-----------------------------------------------------------------------------------------------------------------------------------
                                              Transportation                  0.4%
                                              Trucking                        0.4%
     15,151        --      4,956      20,107  DSV A/S                              $   746,146 $       -- $   244,084   $   990,230
-----------------------------------------------------------------------------------------------------------------------------------
                                              Total Transportation                 $   746,146 $       -- $   244,084   $   990,230
-----------------------------------------------------------------------------------------------------------------------------------

                                     SAI-3

Pioneer Global Equity Fund
02/28/17
(unaudited)

                                                                                                                            Pioneer
                                                                                                                             Global
                                    Pioneer                                          Pioneer     Pioneer                     Equity
             Pioneer                 Global                                           Global    Emerging                       Fund
    Pioneer Emerging            Equity Fund                               % of        Equity     Markets                  Pro Forma
     Global  Markets               ProForma                          Pro Forma          Fund        Fund     ProForma      Combined
Equity Fund     Fund   ProForma    Combined                           Combined        Market      Market   Adjustment        Market
     Shares   Shares Adjustment      Shares                         Net Assets         Value       Value           (a)        Value
-----------------------------------------------------------------------------------------------------------------------------------
                                             Automobiles & Components     2.6%
                                             Auto Parts & Equipment       2.6%
     59,224        --     19,374     78,598  Gentex Corp.                         $1,245,481  $       --  $   407,429   $ 1,652,910
         -- 1,356,471 (1,356,471)        --  Tupy SA                                      --   6,033,911   (6,033,911)           --
     65,005        --     21,265     86,270  Valeo SA                              3,997,416          --    1,307,659     5,305,075
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  $5,242,897  $6,033,911  $(4,318,823)  $ 6,957,985
-----------------------------------------------------------------------------------------------------------------------------------
                                            Total Automobiles & Components        $5,242,897  $6,033,911  $(4,318,823)  $ 6,957,985
-----------------------------------------------------------------------------------------------------------------------------------
                                            Consumer Durables & Apparel    5.2%
                                            Apparel, Accessories &         1.5%
                                            Luxury Goods
     91,055        --     29,786    120,841 Moncler S.p.A. *                      $1,739,249  $       --  $   568,954   $ 2,308,203
     11,633        --      3,805     15,438 Pandora A/S                            1,326,921          --      434,070     1,760,991
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  $3,066,170  $       --  $ 1,003,024   $ 4,069,194
-----------------------------------------------------------------------------------------------------------------------------------
                                            Leisure Products               1.6%
         -- 9,775,000         --  9,775,000 Goodbaby International                $       --  $4,352,298  $        --   $ 4,352,298
                                            Holdings, Ltd.
-----------------------------------------------------------------------------------------------------------------------------------
                                            Homebuilding                   2.0%
     38,861        --     12,712     51,573 PulteGroup, Inc.                      $  856,885  $       --  $   280,309   $ 1,137,194
    190,200        --     62,219    252,419 Sekisui Chemical Co.,                  3,146,084          --    1,029,166     4,175,250
                                            Ltd.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  $4,002,969  $       --  $ 1,309,475   $ 5,312,444
-----------------------------------------------------------------------------------------------------------------------------------
                                            Total Consumer Durables
                                            & Apparel                             $7,069,139  $4,352,298  $ 2,312,499   $13,733,936
-----------------------------------------------------------------------------------------------------------------------------------
                                            Consumer Services              2.0%
                                            Hotels, Resorts &
                                            Cruise Lines                   0.5%
     22,623        --      7,401     30,024 InterContinental Hotels               $1,065,042  $       --  $   348,403   $ 1,413,445
                                            Group Plc
-----------------------------------------------------------------------------------------------------------------------------------
                                            Restaurants                    1.5%
    298,253        --     97,566    395,819 Domino's Pizza Group Plc              $1,420,957  $       --  $   464,832   $ 1,885,789
     27,650        --      9,045     36,695 Starbucks Corp.                        1,572,456          --      514,391     2,086,847
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  $2,993,413  $       --  $   979,223   $ 3,972,636
-----------------------------------------------------------------------------------------------------------------------------------
                                            Casinos & Gaming               0.0%
         --       393         --        393 NagaCorp, Ltd.                        $       --  $      215  $        --   $       215
-----------------------------------------------------------------------------------------------------------------------------------
                                            Total Consumer Services               $4,058,455  $      215  $ 1,327,626   $ 5,386,296
-----------------------------------------------------------------------------------------------------------------------------------
                                            Media                          3.8%
                                            Broadcasting                   1.0%
     31,427        --     10,281     41,708 CBS Corp. (Class B)                   $2,071,668  $       --  $   677,696   $ 2,749,364
-----------------------------------------------------------------------------------------------------------------------------------
                                            Advertising                    1.1%
     31,618        --     10,343     41,961 Publicis Groupe SA                    $2,132,036  $       --  $   697,444   $ 2,829,480
-----------------------------------------------------------------------------------------------------------------------------------
                                            Cable & Satellite              1.7%
         --    28,464         --     28,464 Naspers, Ltd.                         $       --  $4,555,679  $        --   $ 4,555,679
-----------------------------------------------------------------------------------------------------------------------------------
                                            Total Media                           $4,203,704  $4,555,679  $ 1,375,140   $10,134,523
-----------------------------------------------------------------------------------------------------------------------------------
                                            Food & Staples Retailing       4.1%
                                            Drug Retail                    3.1%
     39,313        --     12,860     52,173 CVS Health Corp.                      $3,167,842  $       --  $ 1,036,283   $ 4,204,125
     46,000        --     15,048     61,048 Sundrug Co., Ltd.                      3,028,014          --      990,542     4,018,556
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  $6,195,856  $       --  $ 2,026,825   $ 8,222,681
-----------------------------------------------------------------------------------------------------------------------------------
                                            Food Retail                    1.0%
     22,085        --      7,225     29,310 Walgreens Boots                       $1,907,702  $       --  $   624,059   $ 2,531,761
                                            Alliance, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
                                            Total Food &                          $8,103,558  $       --  $ 2,650,884   $10,754,442
                                            Staples Retailing
-----------------------------------------------------------------------------------------------------------------------------------
                                            Food, Beverage &
                                            Tobacco                        1.6%
                                            Brewers                        1.6%
         --    38,749         --     38,749 Anheuser-Busch                        $       --  $4,193,420  $        --   $ 4,193,420
                                            InBev SA/NV
-----------------------------------------------------------------------------------------------------------------------------------

                                     SAI-4

Pioneer Global Equity Fund
02/28/17
(unaudited)

                                                                                                                            Pioneer
                                        Pioneer                                                                              Global
                                         Global                                    Pioneer      Pioneer                      Equity
             Pioneer                     Equity                                     Global     Emerging                        Fund
    Pioneer Emerging                       Fund                           % of      Equity      Markets                   Pro Forma
     Global  Markets                   ProForma                      Pro Forma        Fund         Fund      ProForma      Combined
Equity Fund     Fund        ProForma   Combined                       Combined      Market       Market    Adjustment        Market
     Shares   Shares      Adjustment     Shares                     Net Assets       Value        Value            (a)        Value
-----------------------------------------------------------------------------------------------------------------------------------


                                                Packaged Foods & Meats    0.0%
         --   2,761,754   (2,761,754)        -- Marfrig Global Foods           $        --  $ 5,549,890  $ (5,549,890)  $        --
                                                SA *
-----------------------------------------------------------------------------------------------------------------------------------
                                                Total Food, Beverage           $        --  $ 9,743,310  $ (5,549,890)  $ 4,193,420
                                                & Tobacco
-----------------------------------------------------------------------------------------------------------------------------------
                                                Household & Personal
                                                Products                  0.4%
                                                Personal Products         0.4%
     18,220          --        5,960     24,180 Unilever Plc              0.4% $   863,229  $        --  $    282,385   $ 1,145,614
-----------------------------------------------------------------------------------------------------------------------------------
                                                Total Household &              $   863,229  $        --  $    282,385   $ 1,145,614
                                                Personal Products
-----------------------------------------------------------------------------------------------------------------------------------
                                                Health Care Equipment &   0.8%
                                                Services
                                                Managed Health Care       0.8%
      8,037          --        2,629     10,666 Humana, Inc.              0.8% $ 1,697,816  $        --  $    555,400   $ 2,253,216
-----------------------------------------------------------------------------------------------------------------------------------
                                                Total Health Care              $ 1,697,816  $        --  $    555,400   $ 2,253,216
                                                Equipment & Services
-----------------------------------------------------------------------------------------------------------------------------------
                                                Pharmaceuticals,
                                                Biotechnology &
                                                Life Sciences             7.1%
                                                Biotechnology             3.1%
     26,607          --        8,704     35,311 Celgene Corp. *                $ 3,286,231  $        --  $  1,075,012   $ 4,361,243
     48,355          --       15,818     64,173 Shire Plc                        2,911,048           --       952,279     3,863,327
-----------------------------------------------------------------------------------------------------------------------------------
                                                                               $ 6,197,279  $        --  $  2,027,291   $ 8,224,570
-----------------------------------------------------------------------------------------------------------------------------------
                                                Pharmaceuticals           4.0%
      8,851          --        2,895     11,746 Jazz Pharmaceuticals           $ 1,173,820  $        --  $    383,987   $ 1,557,807
                                                Plc *
     55,367          --       18,112     73,479 Novartis AG                      4,322,827           --     1,414,109     5,736,936
     71,914          --       23,525     95,439 Pfizer, Inc.                     2,453,706           --       802,671     3,256,377
-----------------------------------------------------------------------------------------------------------------------------------
                                                                               $ 7,950,353  $        --  $  2,600,767   $10,551,120
-----------------------------------------------------------------------------------------------------------------------------------
                                                Total Pharmaceuticals,         $14,147,632  $        --  $  4,628,058   $18,775,690
                                                Biotechnology & Life
                                                Sciences
-----------------------------------------------------------------------------------------------------------------------------------
                                                Banks                    10.3%
                                                Diversified Banks         9.7%
    458,605          --      150,022    608,627 Aldermore Group Plc            $ 1,317,085  $        --  $    430,853   $ 1,747,938
  2,693,000          --      880,950  3,573,950 Bank Rakyat Indonesia
                                                Persero Tbk PT                   2,379,880           --       778,521     3,158,401
     41,152          --       13,462     54,614 BNP Paribas SA                   2,405,599           --       786,934     3,192,533
         --   3,891,000           --  3,891,000 China Construction                      --    3,198,617            --     3,198,617
                                                Bank Corp.
         --   3,223,148           --  3,223,148 Eurobank Ergasias SA                    --    2,151,578            --     2,151,578
         --         196         (196)        -- HDFC Bank, Ltd.                         --        4,230        (4,230)           --
         --      66,484      (66,484)        -- HDFC Bank, Ltd. (A.D.R.)                --    4,766,238    (4,766,238)           --
    227,173          --       74,314    301,487 ING Groep NV                     3,134,510           --     1,025,380     4,159,890
     56,021          --       18,326     74,347 JPMorgan Chase & Co.             5,076,623           --     1,660,695     6,737,318
         --         415         (415)        -- Mega Financial Holding                  --          323          (323)           --
                                                Co., Ltd.
         --   5,494,989           --  5,494,989 National Bank of                        --    1,397,565            --     1,397,565
                                                Greece SA
         --   4,010,379   (4,010,379)        -- Philippine National                     --    4,565,320    (4,565,320)          --
                                                Bank *
         --      83,464      (83,464)        -- Shinhan Financial                       --    3,423,497    (3,423,497)          --
                                                Group Co., Ltd.
         -- 278,195,244 (278,195,244)        -- United Bank for                         --    4,561,139    (4,561,139)          --
                                                Africa Plc
         --  20,959,731  (20,959,731)        -- Zenith Bank Plc                         --    1,009,658    (1,009,658)          --
-----------------------------------------------------------------------------------------------------------------------------------
                                                                               $14,313,697  $25,078,165  $(13,648,022)  $25,743,840
-----------------------------------------------------------------------------------------------------------------------------------
                                                Regional Banks            0.6%
  7,457,400          --    2,439,509  9,896,909 Bank Tabungan Negara           $ 1,184,074  $        --  $    387,341   $ 1,571,415
                                                Persero Tbk PT
-----------------------------------------------------------------------------------------------------------------------------------
                                                Total Banks                    $15,497,771  $25,078,165  $(13,260,681)  $27,315,255
-----------------------------------------------------------------------------------------------------------------------------------
                                                Diversified Financials    7.6%
                                                Specialized Finance       1.5%
     10,963          --        3,586     14,549 Intercontinental
                                                Exchange, Inc.                 $   626,316  $        --  $    204,884   $   831,200
     32,036          --       10,480     42,516 Nasdaq, Inc.                     2,278,080           --       745,219     3,023,299
-----------------------------------------------------------------------------------------------------------------------------------
                                                                               $ 2,904,396  $        --  $    950,103   $ 3,854,499
-----------------------------------------------------------------------------------------------------------------------------------

                                     SAI-5

Pioneer Global Equity Fund
02/28/17
(unaudited)

                                                                                                                        Pioneer
                                   Pioneer                                                                               Global
                                    Global                                        Pioneer      Pioneer                   Equity
              Pioneer               Equity                                         Global     Emerging                     Fund
    Pioneer  Emerging                 Fund                          % of           Equity      Markets                Pro Forma
     Global   Markets             ProForma                     Pro Forma             Fund         Fund    ProForma     Combined
Equity Fund      Fund    ProForma Combined                      Combined           Market       Market  Adjustment       Market
     Shares    Shares  Adjustment   Shares                    Net Assets            Value        Value          (a)       Value
-------------------------------------------------------------------------------------------------------------------------------
                                           Consumer Finance               3.7%
        --      2,753       --       2,753 Credito Real                        $        -- $    3,408 $         --  $     3,408
                                           SAB de CV SOFOM ER
    73,750         --   24,126      97,876 Discover Financial                    5,246,575         --    1,716,291    6,962,866
                                           Services, Inc.
    59,716         --   19,535      79,251 Synchrony Financial                   2,164,108         --      707,936    2,872,044
-------------------------------------------------------------------------------------------------------------------------------
                                                                               $ 7,410,683 $    3,408 $  2,424,227  $ 9,838,318
-------------------------------------------------------------------------------------------------------------------------------
                                           Asset Management &             2.4%
                                           Custody Banks
    15,786         --     5,164     20,950 Affiliated Managers                 $ 2,650,943 $       -- $    867,192  $ 3,518,135
                                           Group, Inc. *
     5,567         --     1,821      7,388 BlackRock, Inc.                       2,156,990         --      705,607    2,862,597
-------------------------------------------------------------------------------------------------------------------------------
                                                                               $ 4,807,933 $       -- $  1,572,799  $ 6,380,732
-------------------------------------------------------------------------------------------------------------------------------
                                           Total Diversified                   $15,123,012 $    3,408 $  4,947,129  $20,073,549
                                           Financials
-------------------------------------------------------------------------------------------------------------------------------
                                           Insurance                      2.1%
                                           Insurance Brokers              0.6%
     9,798         --     3,205     13,003 Willis Towers                       $ 1,258,357 $       -- $    411,641  $ 1,669,998
                                           Watson Plc
-------------------------------------------------------------------------------------------------------------------------------
                                           Multi-line Insurance           1.3%
    11,101         --     3,631     14,732 Allianz SE *                        $ 1,930,782 $       -- $    631,609  $ 2,562,391
    52,607         --    17,209     69,816 Assicurazioni                           754,024         --      246,661    1,000,685
                                           Generali S.p.A.
-------------------------------------------------------------------------------------------------------------------------------
                                                                               $ 2,684,806 $       -- $    878,270  $ 3,563,076
-------------------------------------------------------------------------------------------------------------------------------
                                           Life & Health
                                           Insurance                      0.1%
        --     73,325        --     73,325 China Life Insurance                $        -- $  224,008 $         --  $   224,008
                                           Co., Ltd.
-------------------------------------------------------------------------------------------------------------------------------
                                           Total Insurance                     $ 3,943,163 $  224,008 $  1,289,911  $ 5,457,082
-------------------------------------------------------------------------------------------------------------------------------
                                           Real Estate                    1.7%
                                           Diversified Real
                                           Estate Activities              1.3%
   509,800         --   166,769    676,569 Leopalace21 Corp.                   $ 2,681,669 $       -- $    877,244  $ 3,558,913
-------------------------------------------------------------------------------------------------------------------------------
                                           Real Estate Services           0.4%
        --     67,333        --     67,333 China Overseas                      $        -- $   12,120 $         --  $    12,120
                                           Property
                                           Holdings, Ltd                           717,021         --      234,556      951,577
    67,452         --    22,065     89,517 Savills Plc
-------------------------------------------------------------------------------------------------------------------------------
                                                                               $   717,021 $   12,120 $    234,556  $   963,697
-------------------------------------------------------------------------------------------------------------------------------
                                           Total Real Estate                   $ 3,398,690 $   12,120 $  1,111,800  $ 4,522,610
-------------------------------------------------------------------------------------------------------------------------------
                                           Software & Services           13.3%
                                           Internet Software
                                           & Services                     7.4%
        --     42,795        --     42,795 Alibaba Group                       $        -- $4,403,606 $         --  $ 4,403,606
                                           Holding, Ltd. (A.D.R.)
     4,373         --     1,431      5,804 Alphabet, Inc.                        3,694,879         --    1,208,691    4,903,570
                                           (Class A)
     4,507         --     1,474      5,981 Alphabet, Inc.                        3,710,207         --    1,213,705    4,923,912
                                           (Class C)
        --    547,031        --    547,031 ChinaCache                                   --  1,181,587           --    1,181,587
                                           International
                                           Holdings,
                                           Ltd. (A.D.R.)*
    95,300         --    31,175    126,475 eBay, Inc. *                          3,230,670         --    1,056,836    4,287,506
-------------------------------------------------------------------------------------------------------------------------------
                                                                               $10,635,756 $5,585,193 $  3,479,232  $19,700,181
-------------------------------------------------------------------------------------------------------------------------------
                                           IT Consulting &
                                           Other Services                 1.4%
        -- 37,093,000        -- 37,093,000 China ITS Holdings                  $        -- $2,728,143 $         --  $ 2,728,143
                                           Co., Ltd.
    63,439         --    20,753     84,192 HCL Technologies, Ltd.                  798,157         --      261,098    1,059,255
-------------------------------------------------------------------------------------------------------------------------------
                                                                               $   798,157 $2,728,143 $    261,098  $ 3,787,398
-------------------------------------------------------------------------------------------------------------------------------
                                           Data Processing &              1.8%
                                           Outsourced Services
    28,198         --     9,224     37,422 PayPal Holdings, Inc.               $ 1,184,316 $       -- $    387,421  $ 1,571,737
    28,038         --     9,172     37,210 Visa, Inc.                            2,465,662         --      806,582    3,272,244
-------------------------------------------------------------------------------------------------------------------------------
                                                                               $ 3,649,978 $       -- $  1,194,003  $ 4,843,981
-------------------------------------------------------------------------------------------------------------------------------
                                           Systems Software               2.6%
    82,608         --    27,023    109,631 Microsoft Corp.                     $ 5,285,260 $       -- $  1,728,946  $ 7,014,206
-------------------------------------------------------------------------------------------------------------------------------
                                           Total Software & Services           $20,369,151 $8,313,336 $  6,663,279  $35,345,766
-------------------------------------------------------------------------------------------------------------------------------

                                     SAI-6

Pioneer Global Equity Fund
02/28/17
(unaudited)

                                                                                                                            Pioneer
                                   Pioneer                                                                                   Global
                                    Global                                          Pioneer      Pioneer                     Equity
              Pioneer               Equity                                           Global     Emerging                       Fund
    Pioneer  Emerging                 Fund                          % of             Equity      Markets                  Pro Forma
     Global   Markets             ProForma                     Pro Forma               Fund         Fund    ProForma       Combined
Equity Fund      Fund    ProForma Combined                      Combined             Market       Market  Adjustment         Market
     Shares    Shares  Adjustment   Shares                    Net Assets              Value        Value          (a)         Value
-----------------------------------------------------------------------------------------------------------------------------------
                                             Technology Hardware &        8.7%
                                             Equipment
                                             Computer Storage &
                                             Peripherals                  4.6%
     66,667        --      21,809     88,476 Apple, Inc.                       $  9,132,711  $        --  $ 2,987,547  $ 12,120,258
-----------------------------------------------------------------------------------------------------------------------------------
                                             Computer Hardware            2.6%
                                             Storage & Peripherals
      3,057        --       1,000      4,057 Samsung Electronics Co., Ltd.     $  5,170,673  $        --  $ 1,691,462  $  6,862,135
-----------------------------------------------------------------------------------------------------------------------------------
                                             Electronic Equipment         0.2%
                                             Manufacturers
     54,268        --      17,752     72,020 Fitbit, Inc.                      $    337,004  $        --  $   110,243  $    447,247
-----------------------------------------------------------------------------------------------------------------------------------
                                             Electronic Components        1.3%
     89,800        --      29,376    119,176 Alps Electric Co., Ltd.           $  2,680,546  $        --  $   876,876  $  3,557,422
-----------------------------------------------------------------------------------------------------------------------------------
                                             Electronic Manufacturing
                                             Services                     0.1%
     38,651        --      12,644     51,295 Global Display Co., Ltd.          $    147,281  $        --  $    48,179  $    195,460
         -- 1,530,886  (1,530,886)        -- Hon Hai Precision                           --    4,469,733   (4,469,733)           --
                                             Industry Co., Ltd.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                               $    147,281  $ 4,469,733  $(4,421,554) $    195,460
-----------------------------------------------------------------------------------------------------------------------------------
                                             Total Technology Hardware &
                                             Equipment                         $ 17,468,215  $ 4,469,733  $ 1,244,574  $ 23,182,522
-----------------------------------------------------------------------------------------------------------------------------------
                                             Semiconductors &             3.2%
                                             Semiconductor Equipment
                                             Semiconductors Equipment     0.0%
         --   243,217    (243,217)        -- Wonik IPS Co., Ltd.               $         --  $ 4,795,475  $(4,795,475) $         --
-----------------------------------------------------------------------------------------------------------------------------------
                                             Semiconductors               3.2%
     58,181        --      19,033     77,214 SK Hynix, Inc.                    $  2,388,994  $        --  $   781,502  $  3,170,496
     21,057        --       6,888     27,945 Skyworks Solutions, Inc. *           1,996,414           --      653,079     2,649,493
    341,000   689,000    (577,450)   452,550 Taiwan Semiconductor                 2,087,122    4,217,088   (3,534,336)    2,769,874
                                             Manufacturing Co., Ltd.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                               $  6,472,530  $ 4,217,088  $(2,099,755) $  8,589,863
-----------------------------------------------------------------------------------------------------------------------------------
                                             Total Semiconductors &            $  6,472,530  $ 9,012,563  $(6,895,230) $  8,589,863
                                             Semiconductor Equipment
-----------------------------------------------------------------------------------------------------------------------------------
                                             Telecommunication Services   3.7%
                                             Integrated
                                             Telecommunication            2.1%
                                             Services
     75,459        --      24,685    100,144 AT&T, Inc.                        $  3,153,432  $        --  $ 1,031,570  $  4,185,002
     25,000        --       8,178     33,178 Nippon Telegraph &                   1,058,814           --      346,365     1,405,179
                                             Telephone Corp.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                               $  4,212,246  $        --  $ 1,377,935  $  5,590,181
-----------------------------------------------------------------------------------------------------------------------------------
                                             Wireless Telecommunication   1.6%
                                             Services
         -- 8,744,240          --  8,744,240 Global Telecom Holding SAE *      $         --  $ 3,378,456  $        --  $  3,378,456
         -- 1,670,771  (1,670,771)        -- TIM Participacoes SA                        --    5,208,528   (5,208,528)           --
    288,687        --      94,437    383,124 Vodafone Group Plc                     723,356           --      236,629       959,985
-----------------------------------------------------------------------------------------------------------------------------------
                                                                               $    723,356  $ 8,586,984  $(4,971,899) $  4,338,441
-----------------------------------------------------------------------------------------------------------------------------------
                                             Total Telecommunication Services  $  4,935,602  $ 8,586,984  $(3,593,964) $  9,928,622
-----------------------------------------------------------------------------------------------------------------------------------
                                             Utilities                    0.0%
                                             Electric Utilities           0.0%
         --    11,329     (11,329)        -- Korea Electric Power              $         --  $   434,024  $  (434,024) $         --
                                             Corp. *
-----------------------------------------------------------------------------------------------------------------------------------
                                             Total Utilities                   $         --  $   434,024  $  (434,024) $         --
-----------------------------------------------------------------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS               $153,618,911  $99,505,272  $ 1,213,684  $254,337,867
-----------------------------------------------------------------------------------------------------------------------------------

                                     SAI-7

Pioneer Global Equity Fund
02/28/17
(unaudited)

                                                                                                                        Pioneer
                                                                                                                         Global
                                                                                  Pioneer    Pioneer                     Equity
                                                                                   Global   Emerging                       Fund
                                                                    % of           Equity    Markets                  Pro Forma
                                                               Pro Forma             Fund       Fund    ProForma       Combined
  Principal  Principal   ProForma   Principal                   Combined           Market     Market  Adjustment         Market
 Amount ($) Amount ($) Adjustment  Amount ($)                 Net Assets            Value      Value          (a)         Value
-------------------------------------------------------------------------------------------------------------------------------
                                              U.S. GOVERNMENT AND         1.1%
                                              AGENCY OBLIGATION
   2,300,000        --   752,390   3,052,390  U.S. Treasury Bills,              $2,299,784  $    --   $  752,319     $3,052,103
                                              3/9/17 (c)                  1.1%
-------------------------------------------------------------------------------------------------------------------------------
                                              TOTAL U.S. GOVERNMENT             $2,299,784  $    --   $  752,319     $3,052,103
                                              AND AGENCY OBLIGATION
-------------------------------------------------------------------------------------------------------------------------------
                                              MUNICIPAL BONDS             3.0%
                                              Municipal Development       0.7%
     100,000        --    32,713     132,713  Lower Neches Valley Authority     $  100,000  $    --   $   32,713     $  132,713
                                              Industrial Development Corp.,
                                              Floating Rate Note,
                                              0.55% ,11/1/38
     100,000        --    32,713     132,713  Mississippi Business Finance         100,000       --       32,713        132,713
                                              Corp., Floating Rate Note,
                                              0.58%, 12/1/30
     645,000        --   210,996     855,996  Mississippi Business Finance         645,000       --      210,996        855,996
                                              Corp., Floating Rate Note,
                                              0.57%, 12/1/30
     600,000        --   196,276     796,276  Mississippi Business Finance         600,000       --      196,276        796,276
                                              Corp., Floating Rate Note,
                                              0.57%, 12/1/30
-------------------------------------------------------------------------------------------------------------------------------
                                                                                $1,445,000  $    --   $  472,698     $1,917,698
-------------------------------------------------------------------------------------------------------------------------------
                                              Higher Municipal Education  0.3%
     305,000        --    99,773     404,773  Massachusetts Health &            $  305,000  $    --   $   99,773     $  404,773
                                              Educational Facilities
                                              Authority, Floating
                                              Rate Note, 0.41%, 11/1/49
     340,000        --   111,223     451,223  The University of Texas              340,000       --      111,223        451,223
                                              System, Floating Rate
                                              Note, 0.60%, 8/1/25
-------------------------------------------------------------------------------------------------------------------------------
                                                                                $  645,000  $    --   $  210,996     $  855,996
-------------------------------------------------------------------------------------------------------------------------------
                                              Municipal Medical           2.0%
   1,200,000        --   392,551   1,592,551  Geisinger Authority,              $1,200,000  $    --   $  392,551     $1,592,551
                                              Floating Rate
                                              Note, 0.55%, 8/1/22
   1,670,000        --   546,300   2,216,300  Harris County Health               1,670,000       --      546,300      2,216,300
                                              Facilities Development
                                              Corp., Floating Rate
                                              Note, 0.57%, 12/1/41
   1,120,000        --   366,381   1,486,381  Harris County Health               1,120,000       --      366,381      1,486,381
                                              Facilities Development
                                              Corp., Floating Rate
                                              Note, 0.57%, 12/1/41
-------------------------------------------------------------------------------------------------------------------------------
                                                                                $3,990,000  $    --   $1,305,232     $5,295,232
-------------------------------------------------------------------------------------------------------------------------------
                                              TOTAL MUNICIPAL BONDS             $6,080,000  $    --   $1,988,926     $8,068,926
-------------------------------------------------------------------------------------------------------------------------------
                                              CORPORATE BOND              0.0%
                                              Pharmaceuticals,            0.0%
                                              Biotechnology & Life Sciences
                                              Pharmaceuticals
BRL       --   562,000  (562,000)         --  Hypermarcas SA, 11.3%,            $       --  $47,710   $  (47,710)    $       --
                                              10/15/18
-------------------------------------------------------------------------------------------------------------------------------
                                              TOTAL CORPORATE BOND              $       --  $47,710   $  (47,710)    $       --
-------------------------------------------------------------------------------------------------------------------------------

                                     SAI-8

Pro Forma Schedule of Investments (continued)
Pioneer Global Equity Fund
02/28/17
(unaudited)

                                                                                                                         Pioneer
                                                                                            Pioneer                       Global
                                                                               Pioneer     Emerging                  Equity Fund
                                                                     % of       Global      Markets                    Pro Forma
                                                                Pro Forma  Equity Fund         Fund                     Combined
                ProForma                                         Combined       Market       Market        ProForma       Market
Shares Shares  Adjustment  Shares                              Net Assets        Value        Value  Adjustment (a)        Value
-----------------------------------------------------------------------------------------------------------------------------------
                                  RIGHT/WARRANT                      0.0%
                                  Food, Beverage & Tobacco           0.0%
                                  Packaged Foods & Meats
    -- 39,707     (39,707)    --  Flour Mills of Nigeria             0.0% $         --   $         -- $        --   $         --
                                  Plc, 12/31/49
-----------------------------------------------------------------------------------------------------------------------------------
                                  TOTAL RIGHTS / WARRANTS                 $         --   $         -- $        --   $         --
-----------------------------------------------------------------------------------------------------------------------------------
                                  TOTAL INVESTMENTS                100.0%
                                  IN SECURITIES                           $161,998,695   $103,460,201 $        --   $265,458,896
-----------------------------------------------------------------------------------------------------------------------------------
                                  OTHER ASSETS AND LIABILITIES       0.0% $   (413,654)  $    503,868 $        --   $     90,214
-----------------------------------------------------------------------------------------------------------------------------------
                                  TOTAL NET ASSETS                 100.0% $161,585,041   $103,964,069 $        --   $265,486,610(b)
-----------------------------------------------------------------------------------------------------------------------------------
                                  TOTAL INVESTMENT AT COST                $141,479,835   $108,254,952 $(1,294,277)  $248,440,510
-----------------------------------------------------------------------------------------------------------------------------------

*     Non-income producing security.

(a) Specific investments held by Pioneer Emerging Markets Fund are required to be sold due to registration restrictions. They are assumed to be sold for cash, with proceeds being reallocated amongst existing investments held by Pioneer Global Equity Fund.

(b)   Reflects costs of the reorganization.


                                     SAI-9

Pro Forma Statement of Assets and Liabilities

Pioneer Global Equity Fund
February 28, 2017
(unaudited)

                                                                                                                      Pioneer
                                                                                                                      Global
                                                                            Pioneer      Pioneer                      Equity Fund
                                                                            Global       Emerging       Pro Forma     Pro Forma
                                                                            Equity Fund  Markets Fund   Adjustments   Combined
                                                                           --------------------------------------------------------
ASSETS:
   Investment in securities (cost $141,479,835 and $108,254,952,
      respectively)                                                        $161,998,695  $103,460,201                  $265,458,896
   Cash                                                                       1,007,638        58,264     470,717(d)      1,536,619
   Restricted cash *                                                                 --       377,543    (377,543)(d)            --
   Foreign cash, at value (cost $72 and $1,750,357, respectively)                   154     1,829,759                     1,829,913
   Receivables -
      Investment securities sold                                                810,078            --                       810,078
      Fund shares sold                                                          186,033        71,396                       257,429
      Dividends                                                                 367,490       117,244                       484,734
      Interest                                                                    2,634         6,632                         9,266
   Variation margin on futures contracts                                             --         2,096      (2,096)(d)            --
   Unrealized appreciation on forward foreign currency contracts                     --       408,970    (408,970)(d)            --
   Unrealized appreciation on total return rate swap agreements                 258,651            --                       258,651
   Due from Amundi Pioneer Asset Management, Inc.
      (Amundi Pioneer), formerly Pioneer Investment Management, Inc.             12,548            --                        12,548
   Other assets                                                                  50,299        18,886                        69,185
-----------------------------------------------------------------------------------------------------------------------------------
        Total assets                                                       $164,694,220  $106,350,991                  $270,727,319
-----------------------------------------------------------------------------------------------------------------------------------
 LIABILITIES:
   Payables -
      Investment securities purchased                                      $  2,667,038  $  1,677,744                  $  4,344,782
      Fund shares repurchased                                                   159,833       168,694                       328,527
      Dividends                                                                      --           239                           239
      Trustee fees                                                                1,329         1,309                         2,638
   Restricted cash *                                                            140,983            --                       140,983
   Unrealized depreciation on forward foreign currency contracts                     --       317,892    (317,892)(d)            --
   Variation margin for futures contracts                                         4,456            --                         4,456
   Due to affiliates                                                             39,951        17,285                        57,236
   Transfer agent expense                                                            --        61,797                        61,797
   Custody expense                                                                   --        46,207                        46,207
   Accrued expenses                                                              95,589        95,755      62,500(b)        253,844
-----------------------------------------------------------------------------------------------------------------------------------
        Total liabilities                                                  $  3,109,179  $  2,386,922                  $  5,240,709
-----------------------------------------------------------------------------------------------------------------------------------
 NET ASSETS:
   Paid-in capital                                                         $143,901,931  $143,856,577                  $287,758,508
   Distributions in excess of net investment income                            (134,410)     (601,115)    (62,500)(b)      (798,025
   Accumulated net realized loss on investments, futures contracts,
      swap contracts and foreign currency transactions                       (2,969,911)  (34,829,993) (1,049,357)(c)   (38,849,261
   Net unrealized appreciation (depreciation) on investments                 20,518,860    (4,794,751)  1,294,277(c)     17,018,386
   Net unrealized appreciation on futures contracts                              18,740       153,842    (153,842)(d)        18,740
   Net unrealized appreciation on swap contracts                                258,651            --                       258,651
   Net unrealized appreciation (depreciation) on forward foreign currency contracts and other assets and liabilities
       denominated in foreign currencies                                         (8,820)      179,509     (91,078)(d)        79,611
-----------------------------------------------------------------------------------------------------------------------------------
        Total net assets                                                   $161,585,041  $103,964,069                  $265,486,610
-----------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to pro forma financial statements.

                                     SAI-10

Pro Forma Statement of Assets and Liabilities (continued)
Pioneer Global Equity Fund
February 28, 2017
(unaudited)
                                                                                                        Pioneer
                                                                                                         Global
                                                         Pioneer        Pioneer                        Equity Fund
                                                         Global        Emerging       Pro Forma        Pro Forma
                                                       Equity Fund   Markets Fund    Adjustments       Combined
                                                       -----------------------------------------------------------
NET ASSETS BY CLASS:
   Class A                                             $71,687,818   $ 67,772,486   $   (34,235)     $ 139,426,069
------------------------------------------------------------------------------------------------------------------
   Class C                                             $11,986,237   $ 11,502,806   $    (5,776)     $  23,483,267
------------------------------------------------------------------------------------------------------------------
   Class K                                             $53,656,666   $         --   $   (10,377)     $  53,646,289
------------------------------------------------------------------------------------------------------------------
   Class R                                             $17,020,382   $ 20,903,891   $    (9,575)     $  37,914,698
------------------------------------------------------------------------------------------------------------------
   Class Y                                             $ 7,233,938   $  3,784,886   $    (2,537)     $  11,016,287
------------------------------------------------------------------------------------------------------------------
 OUTSTANDING SHARES:
 (No par value, unlimited number of shares authorized)
   Class A                                               5,032,250      3,834,393       921,571(a)       9,788,214
------------------------------------------------------------------------------------------------------------------
   Class C                                                 857,714        797,263        26,130(a)       1,681,107
------------------------------------------------------------------------------------------------------------------
   Class K                                               3,766,247             --            --          3,766,247
------------------------------------------------------------------------------------------------------------------
   Class R                                               1,202,026      1,240,404       235,859(a)       2,678,289
------------------------------------------------------------------------------------------------------------------
   Class Y                                                 507,042        193,732        71,502(a)         772,276
------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE:
   Class A                                             $     14.25   $      17.67                    $       14.25
------------------------------------------------------------------------------------------------------------------
   Class C                                             $     13.97   $      14.43                    $       13.97
------------------------------------------------------------------------------------------------------------------
   Class K                                             $     14.25   $         --                    $       14.25
------------------------------------------------------------------------------------------------------------------
   Class R                                             $     14.16   $      16.85                    $       14.16
------------------------------------------------------------------------------------------------------------------
   Class Y                                             $     14.27   $      19.54                    $       14.27
------------------------------------------------------------------------------------------------------------------
 MAXIMUM OFFERING PRICE:
   Class A ($14.25 and $17.67 / 94.25%, respectively)  $     15.12   $      18.75                    $       15.12
------------------------------------------------------------------------------------------------------------------

* Represents restricted cash deposited at the custodian and/or counterparty for derivative contracts.

(a) Class A, Class C, Class R and Class Y shares of Pioneer Emerging Markets Fund are exchanged for Class A, Class C, Class R and Class Y shares of Pioneer Global Equity Fund, respectively.

(b)   Reflects one-time cost related to the reorganization.

(c) Specific investments held by Pioneer Emerging Markets Fund are required to be sold due to registration restrictions. They are assumed to be sold for cash, with proceeds being reallocated amongst existing investments held by Pioneer Global Equity Fund.

(d) Derivative investments held by Pioneer Emerging Markets Fund are assumed to be sold for cash due to registration restrictions.


See accompanying notes to pro forma financial statements.

                                     SAI-11

Pro Forma Statement of Operations

Pioneer Global Equity Fund
For the Year Ended February 28, 2017
(unaudited)

                                                                              Pioneer     Pioneer
                                                                              Global     Emerging       Pro Forma      Pro Forma
                                                                            Equity Fund Markets Fund   Adjustments     Combined
                                                                            -------------------------------------------------------
 INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld of $201,812 and $389,421,
      respectively)                                                         $3,586,539   $ 2,561,316   $        --     $ 6,147,855
   Interest (net of foreign taxes withheld of $- and $3,450,
      respectively)                                                            135,078        13,944            --         149,022
----------------------------------------------------------------------------------------------------------------------------------
        Total investment income                                             $3,721,617   $ 2,575,260   $        --     $ 6,296,877
----------------------------------------------------------------------------------------------------------------------------------
 EXPENSES:
   Management fees                                                          $1,211,770   $ 1,137,213   $  (358,518)(b) $ 1,990,465
   Transfer agent fees
      Class A                                                                   94,879        78,272                       173,151
      Class C                                                                   15,910        14,490                        30,400
      Class K                                                                   (1,119)           --         1,173(b)           54
      Class R                                                                   18,508         3,553                        22,061
      Class Y                                                                    4,499           199                         4,698
   Distribution fees
      Class A                                                                  181,227       168,256                       349,483
      Class C                                                                  122,116       116,957                       239,073
      Class R                                                                   69,341       102,283                       171,624
   Shareholder communication expense                                           128,261       244,765        (1,173)(b)     371,853
   Administrative reimbursements                                               104,124        89,940       (61,366)(b)     132,698
   Custodian fees                                                               50,787       224,658      (187,865)(b)      87,580
   Registration fees                                                            29,658        70,132                        99,790
   Professional fees                                                            65,540        87,632       (78,732)(a)      74,440
   Printing expense                                                             32,291        62,109       (58,609)(a)      35,791
   Fees and expenses of nonaffiliated trustees                                   7,657         7,647        (5,214)(a)      10,090
   Miscellaneous                                                                16,762        57,061       (45,283)(a)      28,540
----------------------------------------------------------------------------------------------------------------------------------
      Total expenses                                                        $2,152,211   $ 2,465,167   $  (795,587)    $ 3,821,791
      Less fees waived and expenses reimbursed by Amundi Pioneer
        Asset Management, Inc., formerly Pioneer Investment Management,
        Inc. (PIM)                                                            (250,089)     (294,218)      184,568(b)     (359,739)
----------------------------------------------------------------------------------------------------------------------------------
      Net expenses                                                          $1,902,122   $ 2,170,949   $  (611,019)    $ 3,462,052
----------------------------------------------------------------------------------------------------------------------------------
        Net investment income                                               $1,819,495   $   404,311   $   611,019     $ 2,834,825
----------------------------------------------------------------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain (loss) on:
      Investments                                                           $1,142,755   $(5,348,603)  $(1,294,277)(c) $(5,500,125)
      Futures contracts                                                        354,167      (393,213)      153,842(d)      114,796
      Written options                                                               --            --            --              --
      Swap contracts                                                           783,665            --            --         783,665
      Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                      (83,912)   (3,211,124)       91,078(d)   (3,203,958)
   Change in net unrealized gain (loss) on:
      Investments                                                           22,632,444    31,606,404     1,294,277(c)   55,533,125
      Futures contracts                                                          7,242       209,071      (153,842)(d)      62,471
      Swap contracts                                                           258,651            --            --         258,651
      Forward foreign currency contracts and other assets and
        liabilities denominated in foreign currencies                           22,195       823,673       (91,078)(d)     754,790
----------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investments,
      futures contracts, written options, swap contracts and
      foreign currency transactions                                        $25,117,207   $23,686,208   $        --     $48,803,415
----------------------------------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations                    $26,936,702   $24,090,519   $   611,019     $51,638,240
----------------------------------------------------------------------------------------------------------------------------------

(a)   Reflects reduction in expenses due to elimination of duplicate services.

(b) Reflects change is fee structure to conform with Pioneer Global Equity Fund's custodian, administrative, management, transfer agent agreements.

(c) Represents the realized loss on the sale of certain securities held by Pioneer Emerging Markets Fund.

(d) Represents the realized gain on the sale of derivative investments held by Pioneer Emerging Markets Fund.


See accompanying notes to pro forma financial statements.

                                     SAI-12

Pioneer Global Equity Fund

PRO FORMA NOTES TO COMBINING FINANCIAL STATEMENTS

February 28, 2017

1. Description of the Fund

Pioneer Global Equity Fund (the Fund) is one of three portfolios comprising Pioneer Series Trust V, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital growth.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

2. Basis of Combination

The accompanying pro forma combining financial statements, and related notes, are presented to show the effect of the proposed Reorganization of Pioneer Emerging Markets Fund with and into the Fund (the "Reorganization"), as if such Reorganization had taken place as of February 28, 2017.

Under the terms of an Agreement and Plan of Reorganization between these two funds, the combination of the Fund and Pioneer Emerging Markets Fund will be treated as a tax-free business combination and accordingly will be accounted for by a method of accounting for tax-free reorganizations of investment companies. The Reorganization will be accomplished by an acquisition of the net assets of the Pioneer Emerging Markets Fund in exchange for shares of the Fund at the Fund's net asset values. The accompanying schedules of investments, statements of assets and liabilities and the related statements of operations of the Fund and Pioneer Emerging Markets Fund have been combined as of and for the twelve months ended February 28, 2017. Following the Reorganization, the Fund will be the accounting survivor. Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), the advisor, has agreed to pay 50% of the expenses associated with the Reorganization, and the Fund and Pioneer Emerging Markets Fund will equally bear the remaining costs of the Reorganization. These costs are reflected in the pro forma financial statements.

These pro forma financial statements and related notes should be read in conjunction with the financial statements of the Fund and Pioneer Emerging Markets Fund included in their respective semiannual reports to shareowners dated February 28, 2017 and May 31, 2017, respectively. The schedule of investments and the statement of assets and liabilities have been shown to reflect the liquidation of certain securities and derivative investments held by Pioneer Emerging Markets Fund that are ineligible to be transferred to the Fund due to registration restrictions. Proceeds from the sale of investment securities have been reallocated into existing investments held by the Fund. Proceeds from the sale of derivative investments have been redeemed for cash. The statement of operations reflect the realized gain/loss from the partial sale of Pioneer Emerging Markets Fund's holdings and other adjustments made to expenses for Pioneer affiliate contractual rates and duplicate services that would not have been incurred if the Reorganization took place on March 1, 2016.

3. Security Valuation

The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

                                     SAI-13

Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

The principal exchanges and markets for non-U.S. equity securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Fund determines its net asset value. Consequently, the Fund uses a fair value model developed by an independent pricing service to value non-U.S. equity securities. On a daily basis, the pricing service recommends changes, based on a proprietary model, to the closing market prices of each non-U.S. security held by the Fund to reflect the security's fair value at the time the Fund determines its net asset value. The Fund applies these recommendations in accordance with procedures approved by the Board of Trustees.

Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

Cash may include overnight deposits at approved financial institutions.

Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

At February 28, 2017, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services).

4. Investment Income and Transactions

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

5. Capital Shares

The pro forma net asset value per share assumes the issuance of shares of the Fund that would have been issued at February 28, 2017, in connection with the proposed Reorganization. The number of shares assumed to be issued is equal to the net assets of the Pioneer Emerging Markets Fund, as of February 28, 2017, divided by the net asset value of the Fund's shares as of February 28, 2017. The pro forma number of shares outstanding, by class, for the combined Fund consists of the following at February 28, 2017:

                                     SAI-14

                             Shares of        Additional           Total
                          Pioneer Global   Shares Assumed      Outstanding
                            Equity Fund        Issued In          Shares
Class of Shares          Pre-Combination   Reorganization   Post-Combination
----------------------------------------------------------------------------
Class A                      5,032,250         4,755,964        9,788,214
Class C                        857,714           823,393        1,681,107
Class K                      3,766,247                --        3,766,247
Class R                      1,202,026         1,476,263        2,678,289
Class Y                        507,042           265,234          772,276

6. Management Agreement

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Fund's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Fund's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (Amundi Pioneer) and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc.

Amundi Pioneer, formerly PIM, manages the Fund's portfolio. Management fees are calculated daily at the annual rate equal to 0.75% of the Fund's average daily net assets up to $500 million, 0.70% of the next $500 million of the Fund's average daily net assets and 0.65% of the Fund's average daily net assets over $1 billion.

Amundi Pioneer, formerly PIM, has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 1.30%, 2.20%, 0.80%, 1.55% and 0.80% of the average daily net assets attributable to Class A, Class C, Class K, Class R and Class Y shares, respectively. Fees waived and expenses reimbursed during the twelve months ended February 28, 2017, are reflected on the Statement of Operations. There can be no assurance that Amundi Pioneer, formerly PIM, will extend the expense limitation agreement for a class of shares beyond the date referred to above.

7. Change in Independent Registered Public Accounting Firm

Deloitte & Touche LLP, the Fund's independent registered public accounting firm, has informed the Board that it will no longer be independent with respect to the Fund upon the completion of the transaction and, accordingly, that it has resigned as the Fund's independent registered public accounting firm upon the completion of the transaction. The Board engaged a new independent registered public accounting firm for the Fund upon the completion of the transaction.

During the periods that Deloitte & Touche LLP has served as the Fund's independent registered public accounting firm, including the Fund's two most recent fiscal years, Deloitte & Touche LLP's reports on the Fund's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused Deloitte & Touche LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

8. Federal Income Taxes

Each fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the acquisition, it will continue to be the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

The identified cost of investments for these funds is substantially the same for both financial and federal income tax purposes. The cost of investments will remain unchanged for the combined Fund.

                                     SAI-15

                                    PART C

                               OTHER INFORMATION
                            PIONEER SERIES TRUST V

ITEM 15.INDEMNIFICATION

No change from the information set forth in Item 30 of the most recently filed Registration Statement of Pioneer Series Trust V (the "Registrant") on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940 (File Nos. 333-129005 and 811-21823), as filed with the Securities and Exchange Commission on March 29, 2017 (Accession No. 0001341256-17-000006), which information is incorporated herein by reference.

ITEM 16.EXHIBITS

(1)(a)  Amended and Restated Agreement and Declaration of Trust (January 12, 2016)       (7)

(1)(b)  Certificate of Trust                                                             (1)

(2)     Amended and Restated By-Laws                                                     (4)

(3)     Not applicable                                                                    --

(4)     Form of Agreement and Plan of Reorganization                                     (*)

(5)     Reference is made to Exhibits (1) and (2) hereof                                  --

(6)(a)  Management Agreement with Amundi Pioneer Asset Management, Inc. (July 3, 2017)   (**)

(6)(b)  Expense Limit Agreement (August 1, 2017)                                         (**)

(7)(a)  Underwriting Agreement with Amundi Pioneer Distributor, Inc. (July 3, 2017)      (**)

(7)(b)  Dealer Sales Agreement                                                           (3)

(8)     Not applicable                                                                    --

(9)(a)  Custodian Agreement                                                              (2)

(9)(b)  Amended Appendix A to Custodian Agreement (December 10, 2014)                    (6)

(9)(c)  Amendment to Custodian Agreement (May 31, 2016)                                  (7)

(10)(a) Pioneer Funds Distribution Plan dated February 1, 2008 (as amended January 10,   (8)
        2017)

(10)(b) Multiple Class Plan Pursuant to Rule 18f-3 - Pioneer Global Equity Fund          (8)

(10)(c) Multiple Class Plan Pursuant to Rule 18f-3 - Pioneer High Income Municipal Fund  (2)

(11)    Opinion of Counsel (legality of securities being offered)                        (**)

(12)    Form of opinion as to tax matters and consent                                    (**)

(13)(a) Transfer Agency Agreement (November 2, 2015)                                     (7)

(13)(b) Amended and Restated Administration Agreement (February 1, 2017)                 (8)

(13)(c) Administrative Agency Agreement, dated as of March 5, 2012, between Brown        (5)
        Brothers Harriman & Co. and Pioneer Investment Management, Inc.

(13)(d) Appendix A to Administrative Agency Agreement (December 27, 2016)                (8)

(14)    Consent of Independent Registered Public Accounting Firm                         (**)

(15)    Not applicable                                                                    --

(16)    Powers of Attorney                                                               (**)

(17)(a) Code of Ethics of the Pioneer Funds, Amundi Pioneer Distributor, Inc., Amundi    (6)
        Pioneer Institutional Asset Management, Inc., and Amundi Pioneer Asset
        Management, Inc. (September 20, 2013)

(17)(b) Prospectus of Pioneer Global Equity Fund dated April 1, 2017, as supplemented,   (**)
        and Statement of Additional Information of Pioneer Global Equity Fund dated
        April 1, 2017, as supplemented.

(17)(c) Prospectus of Pioneer Emerging Markets Fund dated April 1, 2017, as              (**)
        supplemented, and Statement of Additional Information of Pioneer Emerging
        Markets Fund dated April 1, 2017, as supplemented.

(17)(d) Annual Report of Pioneer Global Equity Fund for the fiscal year ended            (**)
        August 31, 2016.

(17)(e) Semi-Annual Report of Pioneer Global Equity Fund for the fiscal period ended     (**)
        February 28, 2017.

(17)(f) Annual Report of Pioneer Emerging Markets Fund for the fiscal year ended         (**)
        November 30, 2016.

(17)(g) Semi-Annual Report of Pioneer Emerging Markets Fund for the fiscal period ended  (**)
        May 31, 2017.

                          *    *    *    *    *    *

(1)Previously filed. Incorporated herein by reference from the exhibits filed with the Registrant's initial registration statement on Form N-1A (File Nos. 333-129005 and 811-21823), as filed with the Securities and Exchange Commission (the "SEC") on October 14, 2005 (Accession
   No. 0001341256-05-000004).

(2)Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 4 to the Registrant's registration statement on Form N-1A (File Nos. 333-129005 and 811-21823), as filed with the SEC on October 10, 2006 (Accession No. 0001341256-06-000015).

(3)Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 5 to the Registrant's registration statement on Form N-1A (File Nos. 333-129005 and 811-21823), as filed with the SEC on December 27, 2007 (Accession No. 0001341256-07-000014).

(4)Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 7 to the Registrant's registration statement on Form N-1A (File Nos. 333-129005 and 811-21823), as filed with the SEC on October 31, 2008 (Accession No. 0001341256-08-000032).

(5)Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 14 to the Registrant's registration statement on Form N-1A (File Nos. 333-129005 and 811-21823), as filed with the SEC on December 21, 2012 (Accession No. 0001341256-12-000006).

(6)Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 21 to the Registrant's registration statement on Form N-1A (File Nos. 333-129005 and 811-21823), as filed with the SEC on December 23, 2014 (Accession No. 0001341256-14-000024).

(7)Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 28 to the Registrant's registration statement on Form N-1A (File Nos. 333-129005 and 811-21823), as filed with the SEC on July 21, 2016 (Accession No. 0001341256-16-000034).

(8)Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 37 to the Registrant's registration statement on Form N-1A (File Nos. 333-129005 and 811-21823), as filed with the SEC on March 29, 2017 (Accession No. 0001341256-17-000006).

(*)Attached as Exhibit A to the combined Information Statement/Prospectus

(**)Filed herewith.

ITEM 17.UNDERTAKINGS.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party which is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees that it shall file a final executed version of the legal and consent opinion as to tax matters as an exhibit to the subsequent post-effective amendment to its registration statement on Form N-14 filed with the SEC upon the closing of the reorganization contemplated by this Registration Statement on Form N-14.

(4) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES

   As required by the Securities Act of 1933, this Registration Statement on Form N-14 has been signed on behalf of the Registrant, in the City of Boston and the Commonwealth of Massachusetts, on the 31st day of August, 2017.

                                                  PIONEER SERIES TRUST V

                                             By:  /s/ Lisa M. Jones
                                                  ------------------------------
                                                  Name: Lisa M. Jones
                                                  Title: President

   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

        Signature                                           Title                                Date
        ---------                                            -----                                ----

/s/ Lisa M. Jones
---------------------------         President (Principal Executive Officer) and Trustee     August 31, 2017
Lisa M. Jones

/s/ Mark E. Bradley
---------------------------         Treasurer (Principal Financial and Accounting Officer)  August 31, 2017
Mark E. Bradley

/s/ David R. Bock*
---------------------------         Trustee                                                 August 31, 2017
David R. Bock

/s/ Benjamin M. Friedman*
---------------------------         Trustee                                                 August 31, 2017
Benjamin M. Friedman

/s/ Margaret B.W. Graham*
---------------------------         Trustee                                                 August 31, 2017
Margaret B.W. Graham

/s/ Lorraine H. Monchak*
---------------------------         Trustee                                                 August 31, 2017
Lorraine H. Monchak

/s/ Thomas J. Perna*
---------------------------         Chairman of the Board and Trustee                       August 31, 2017
Thomas J. Perna

/s/ Marguerite A. Piret*
---------------------------         Trustee                                                 August 31, 2017
Marguerite A. Piret

/s/ Fred J. Ricciardi*
---------------------------         Trustee                                                 August 31, 2017
Fred J. Ricciardi

/s/ Kenneth J. Taubes*
---------------------------         Trustee                                                 August 31, 2017
Kenneth J. Taubes

* By:   /s/ Christopher J. Kelley
        ---------------------------------------
        Christopher J. Kelley, Attorney-in-Fact

                                 EXHIBIT INDEX

The following exhibits are filed as part of this Registration Statement:

Exhibit No.                                        Description
-----------                                        -----------

    (6)(a)  Management Agreement with Amundi Pioneer Asset Management, Inc. (July 3, 2017)

    (6)(b)  Expense Limit Agreement (August 1, 2017)

    (7)(a)  Underwriting Agreement with Amundi Pioneer Distributor, Inc. (July 3, 2017)

    (11)    Opinion of Counsel (legality of securities being offered)

    (12)    Form of opinion as to tax matters and consent

    (14)    Consent of Independent Registered Public Accounting Firm

    (16)    Powers of Attorney

    (17)(b) Prospectus of Pioneer Global Equity Fund dated April 1, 2017, as supplemented, and
            Statement of Additional Information of Pioneer Global Equity Fund dated April 1, 2017, as supplemented.

    (17)(c) Prospectus of Pioneer Emerging Markets Fund dated April 1, 2017, as supplemented, and
            Statement of Additional Information of Pioneer Emerging Markets Fund dated April 1, 2017, as supplemented.

    (17)(d) Annual Report of Pioneer Global Equity Fund for the fiscal year ended August 31, 2016.

    (17)(e) Semi-Annual Report of Pioneer Global Equity Fund for the fiscal period ended February 28,
            2017.

    (17)(f) Annual Report of Pioneer Emerging Markets Fund for the fiscal year ended November 30,
            2016.

    (17)(g) Semi-Annual Report of Pioneer Emerging Markets Fund for the fiscal period ended May 31,
            2017.